UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

Ultimus Asset Services, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Zachary P. Richmond

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-587-3400

Date of fiscal year end: 09/30

Date of reporting period: 09/30/16

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

September 30, 2016

Fund Adviser:

Pekin Singer Strauss Asset Management

161 N. Clark Street, Suite 2200

Chicago, IL 60601

Toll Free (800) 470-1029

www.appleseedfund.com

September 30, 2016

“It was a very difficult ten years

of very hard work.”

– Jeffrey Skilling, former CEO of Enron Corporation

Dear Appleseed Shareholder,

In one of the worst corporate accounting frauds of all-time, Enron shareholders lost $74 billion after the company collapsed amid allegations of accounting fraud and deception. This infamous fraud was engineered by CEO Jeffrey Skilling, a former McKinsey & Company partner, who was eventually found guilty on 35 counts of conspiracy, fraud, and other crimes and sentenced to ten years in prison. The collateral damage of Enron’s criminal activities resulted in the bankruptcy of a major accounting firm, Arthur Andersen, and ushered in a major piece of anti-fraud legislation, the Sarbanes-Oxley Act of 2002.

Skilling endeavored to artificially inflate the value of Enron’s assets and, relatedly, its profits. Management used a number of off-balance sheet vehicles, called “Special Purpose Entities,” to hide its liabilities from shareholders and improve its accounting profits. Many of Enron’s executives sold Enron stock all along the way in their personal accounts, receiving $1.1 billion in proceeds between 1999 and 2001 alone. After the company filed for bankruptcy and the scheme became more evident, Skilling and several other executives, including the former CFO, Andrew Fastow, were sentenced to many years in prison. In the process, thousands of Enron employees, many of whom surely knew nothing about the fraudulent activity, lost their jobs.

Of course, schemes, frauds, and swindles have been around as long as money itself. Going back more than a couple of thousand years, there are eight different passages in the Bible that specifically forbid tampering with weighing scales because swindlers have always stood ready, both then and now, to separate the gullible from their hard-earned capital. Enron’s gigantic accounting scheme represented neither a beginning nor an end to corporate frauds.

To be successful, a prudent investor must do a lot of things well. Among them, one must endeavor to identify and avoid fraudulent investments. This was true in the Ancient World, and it is just as true today.

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In hindsight, corporate scams are easy to identify; hindsight vision is always clearer at the bottom of an economic cycle or at the bottom of a Bear Market after the money has disappeared. Warren Buffett described this concept eloquently in Berkshire Hathaway’s 2001 letter to shareholders when he said, “You only find out who is swimming naked when the tide goes out.” During the 2000-2002 bear market, corporate frauds such as WorldCom, Tyco, and Enron were exposed. Similarly, during the 2008-2009 financial crisis, investors learned about widespread securities fraud and mortgage fraud. Several large financial services companies, including Lehman Brothers, Countrywide Financial, and Washington Mutual, failed during this period.

As we write this letter, the capital markets are neither in the midst of a financial crisis nor an economic crisis, and yet the waterfront already seems fairly crowded with naked swimmers. Listed below are a handful of corporate scandals that have been exposed in just the last year:

•	Valeant (VRX), a large Canadian pharmaceutical company, created a secret network of pharmacies to boost drug prices and its profits at the expense of patients, insurance companies, and Medicare/ Medicaid.To execute its pricing scheme,Valeant management allegedly employed a combination of accounting manipulation, deceptive pricing practices, securities fraud, and Medicare fraud.

•	The leading bank in Germany, Deutsche Bank (DB), previously indicted for colluding with Banca Monte Dei Paschi di Sienta SpA, a large Italian bank, to “window dress” its accounting statements, was recently found by German regulators to have been involved in 103 similar deals with 30 additional clients. Deutsche Bank has also been charged in recent years for manipulating interest rates, manipulating the price of gold and silver, defrauding mortgage companies, and laundering money.

•

Volkswagen (VOW-DE) executives confessed that the German automotive giant rigged emissions tests on millions of “clean diesel” vehicles over a ten year period of time, defrauding consumers and illegally emitting between 10 and 40 times the allowable levels of

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nitrogen oxide in the United States.Volkswagen’s fraudulent business behavior has cost consumers and investors billions of dollars and resulted in 40,000 additional tons of annual nitrogen oxide emissions.

•	One of the largest and oldest banks in the United States, Wells Fargo (WFC), created more than one million sham customer accounts to generate additional fees and meet its aggressive sales targets, betraying the trust of its banking and credit card customers.The bank has subsequently been fined $185 million by the Consumer Financial Protection Bureau, and CEO John Stumpf recently announced his forced retirement.

•	Theranos, a relatively new private blood testing startup, which carried a private valuation of as much as $9 billion, ran 890,000 tests per year that required just one drop of blood. These revolutionary diagnostic tests were promoted to be inexpensive, painless, and effective. It now appears that the company owns zero proprietary technology, its diagnostic tests had little medical value, and, in all likelihood, Theranos endangered the lives of thousands of patients who relied on its inaccurate test results.

We could go on. The list of companies discussed above is far from comprehensive; indeed, it is merely the tip of the iceberg.

Importantly, this list includes only companies that allegedly broke regulations or laws. Many more boards and management teams have been making perfectly legal yet ethically questionable decisions to pay themselves with compensation packages that are both egregious and unjustified. Over the past 35 years, the ratio of CEO pay to the average worker pay has increased exponentially to nearly 300x, ballooning by a whopping factor of ten times.

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It almost goes without saying that corporate corruption is a major economic and social problem. The five examples provided on the previous page have resulted in billions of dollars of shareholder value destruction, consumer fraud, and/or taxpayer fraud, not to mention impossible-to-quantify social and environmental costs. Worryingly, corporate corruption seems to be getting worse, not better. As investors, we are finding ourselves having increasingly frequent conversations about companies that are simply not investable because the board’s or management team’s incentives are not aligned with shareholders. Moreover, corporate corruption has grown to the point where it is infecting the regulators responsible for preventing fraudulent activity. For many companies, hiring former regulators and politicians and settling multiple cases with regulators each and every year has become a key corporate strategy.

Active Management and Corporate Shenanigans

Avoiding corporate frauds requires high levels of vigilance and due diligence when we invest your capital. The increasing prevalence of corporate fraud is a great reason to be an active investor, and particularly so today when corporate frauds seem to be running rampant. As active managers, we can make a conscious attempt not to own untrustworthy companies with the goal of minimizing the probability of a permanent loss of capital.

Importantly, passive investors by definition own the entire market, or, depending on the index fund or ETF, entire sectors of the market, including companies that are rife with poor corporate governance controls. For example, passively

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managed funds indexed to the S&P 500 owned Enron, WorldCom, and Tyco in addition to Lehman Brothers, Countrywide, and Washington Mutual. Such passive funds owned these companies and, importantly, were most exposed to these companies when their market values were at a peak. Today, with the S&P 500 Index trading at a high valuation, it is quite possible that passive investment ownership of the next wave of corporate frauds could be similarly near a peak.

However, as active investment managers, we have the freedom to step aside from investing in companies that we deem to be unsavory or questionable. By doing our homework, we not only endeavor to find outstanding long-term investments, but we also seek to steer clear of potential situations that could result in a capital loss due to management wrongdoing. We perform intense due diligence on prospective investments, and that homework helps us in our efforts to avoid corporate scandals.

Below are a few examples of the research we perform on prospective investments that helps us to avoid investing in potential frauds:

•	Avoid self-serving management teams

We analyze management compensation and incentive systems, seeking to understand how well management teams and boards are aligned with other stakeholders. Our efforts are aimed at determining if management compensation is both reasonable and appropriate. In general, we would rather invest in companies whose management teams own a large stake in the company.

•	Examine corporate governance practices

We also pay close attention to the structure, policies, and arrangements with the Board of Directors. For example, off-balance sheet arrangements that companies might form with management or members of the Board of Directors are often important red flags. We seek to invest in companies with independent directors that will hold management appropriately accountable for any wrongdoing.

•	Follow the cash, and watch out for debt

We spend enormous effort understanding the financial business model of a prospective investment, including an extensive analysis of historical cash flow statements and balance sheets. Fraudulent companies often have weak balance sheets, negative free cash flow, or both.

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•	Seek out transparent investments

A company’s financial statements should be understandable and transparent. Financial statements that are unnecessarily complex, excessively opaque, or contain egregious legalese are not only difficult to analyze; they are also red flags for potential management wrongdoing.

•	Understand the track record

We seek to understand past indiscretions that have resulted in regulatory investigations and lawsuits. Sometimes past investigations and lawsuits are frivolous, in which case there might be a buying opportunity, but they are often good indicators of a management team that is short-term oriented and less inclined to play by the rules.

•	Avoid investing in excessively promotional management teams

Management teams that over-promise, obfuscate problems, and try to purposefully talk up the share price are unreliable, at best. The same holds true for companies with poor governance practices. Overly promotional management teams and poorly governed boards are generally looking out for themselves, to the exclusion of other stakeholders.

•	Favor organic growth over acquired growth

Companies that grow organically, without the need for constant acquisition activity, are far less likely to be frauds than companies that depend on acquisitions to grow revenues and earnings. Acquisition-driven “roll-ups” often use acquisitions to hide underlying weakness in the core business. The same holds true for companies that constantly report adjusted earnings figures, which can be far different from actual reported earnings.

•	Seek companies that are honest about pensions

Companies that assume that their pension plans will generate an excessively high expected annual return are deluding their employees and their shareholders. Unrealistically high expected investment returns are often maintained because management and the board are afraid to properly account for a company’s true liabilities. Sooner or later, a reckoning awaits.

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After performing a proper level of due diligence up front, we try to follow Maya Angelou’s suggestion: “When someone shows you who they are, believe them the first time.” For example, Enron would have easily failed at least five of the tests listed above. It was clear that Enron’s management team was extremely aggressive in its accounting practices and, at the same time, executives were profiting immensely from the selling of their own shares of Enron stock to the general public.

With that said, sometimes red flags are not apparent until after making an investment. As a result, constant investment vigilance after making an investment is just as important as robust due diligence before committing capital. We are regularly analyzing recent developments in companies that are held in client portfolios in an effort to identify potential red flags that should cause us to reconsider our investment decisions. We meet multiple times a week as an investment group to discuss, review, and analyze prospective investments and existing investments.

In this letter we have been focused on avoiding mistakes. By applying a rigorous screening process to prospective investments, we hope to steer clear of corporate frauds, to be sure, but the same screening process also helps us in identifying outstanding companies for long-term investment. We believe those companies that are well-governed, that have significant inside ownership, and that have responsible management teams that are focused on building long-term value, tend to grow in intrinsic value over time.

By attempting to avoid corporate frauds through our decision making methodology, we hope to reduce investment mistakes that result in losses and allocate our clients’ capital towards profitable investments. In doing so, we believe we improve our chances to generate attractive risk-adjusted returns. As it is with tennis or baseball, it is easier to win when you are minimizing unforced errors.

Performance and Portfolio Changes

Over the past twelve months ended 09/30/2016, Appleseed Fund Investor Class has generated an absolute return of 9.90%, compared with the MSCI World Index, which generated a total return of 11.36%. The Fund’s relative

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performance over the past twelve months was affected by losses in selected short positions and equities, partially offset by an overweight position in gold, commodity related companies and in stocks with emerging market exposure.

Within our equity portfolio, the biggest contributors to the Fund’s performance over the past year were Titan International (TWI), Samsung Electronics (005930-Korea), and United Natural Foods (UNFI). Titan’s agricultural wheel and tire business has continued to struggle due to persistently weak corn prices. When corn prices are low, farmers purchase fewer tractors. We expect the cyclical weakness in demand for agricultural capital equipment to eventually reverse, but we were too early with Titan, and the wait has been painful. Titan International was one of our worst performers in 2015, and, a year ago, Mr. Market was certain that the company was going to go out of business. Titan’s business continues to struggle, but Mr. Market has re-considered his dour view on the company, and the share price has more than tripled since January. Samsung Electronics has benefited from continued leadership and strong profitability from the company’s cutting edge DRAM and NAND flash technologies. While the Galaxy Note has been a near-term challenge for the company, Samsung is generating improved profitability from its low and mid-range smart phones. United Natural Foods continues to grow with the natural foods industry, albeit at a reduced pace compared to previous years. Our returns from United Natural Foods were driven by our decision to add significantly to the Fund’s position when the stock was trading in the low $30s at the end of February.

Within our long equity portfolio, the most significant detractors to performance over the past year have been Mosaic Company (MOS), Rentech (RTK), and LPL Financial (LPL). Rentech is in the midst of building several wood pellet manufacturing facilities in Canada, and the construction efforts have taken longer and been more costly than management anticipated. Mosaic continues to be hurt by weaker than expected demand for fertilizer. We expect fertilizer demand to firm up eventually, but not until corn prices strengthen. LPL Financial, which the Fund sold and no longer owns, was a mistake. Paraphrasing Maya Angelou, LPL’s board showed us who they were from a corporate governance standpoint when they repurchased shares held by the private equity firm that took the company public several years ago. Unfortunately for LPL shareholders, they executed this buyback just before

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announcing a surprisingly disappointing quarter. Having lost confidence in LPL’s Board of Directors, we sold the stock at a loss. Fortunately, losses from these three stocks were more than overshadowed by gains made elsewhere within the portfolio.

During the recent quarter, we sold Appleseed’s positions in Adidas AG (ADS-Germany) and Female Health Company (FHC). We purchased Adidas at the end of 2014, and the company’s share price has more than doubled since then. While the fundamentals of the company have been strong, we decided to sell the Fund’s shares for a profit once the share price exceeded our intrinsic value estimate for the company. We sold Female Health Company due to a proposed merger with Aspen Park Pharmaceuticals which we do not support. We were not impressed with Aspen Park’s management team, and we were not impressed with Female Health Company for seeking out this merger. Our investment in Female Health Company was modest, and we decided Appleseed Fund’s capital could be better deployed elsewhere.

During the recent quarter, we also initiated new positions in Cosco Pacific (1199-HK) and Herbalife (HLF). Cosco Pacific is one of the largest port operators in the world and should benefit from earnings growth when global trade begins to increase again. However, even without earnings growth, the company is trading at a steep discount to its port operator peers, providing us with an attractive margin of safety on our initial position. This is the second time we have invested in Herbalife. Our view is diametrically opposed to the view of Bill Ackman, who has run an extensive public relations campaign against the company in order to profit from his short sale investment in the company. We thought he was incorrect in his assessment in 2013, and we think he remains incorrect today. In Herbalife, we are making an impact investment in a company whose fundamental value proposition is a community-based, personal support network for people who want to improve their diet and transition to a healthier lifestyle. Herbalife’s multilevel marketing model is uniquely suited to provide such a support network, which cannot be matched by either GNC or Weight Watchers. This unique value proposition has driven the long-term growth of the company, and we expect that growth to continue for years to come. In our recent investor webinar, we spoke extensively about Herbalife, and a transcript of that discussion can be found on the Appleseed Fund website (www.appleseedfund.com).

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Our overall asset allocation remains roughly the same as it was on June 30. We are fairly diversified across asset classes, and we continue to have a fair amount of dry powder in the form of cash, bonds, and gold, which we hope to deploy when stock buying opportunities increase. Put more simply, we are trying to position the portfolio defensively.

* * * * * * *

As demonstrated in the annual report, we are continuing to make efforts to do the right things for our own shareholders. To that end, you will notice that the expense rate of the Investor share class has declined. The recent decline in the Fund’s expenses was a purposeful decision on our part, taken a year ago, to make sure that Appleseed Fund is priced competitively. As portfolio managers, we remain deeply invested in Appleseed Fund, with our time and also with our own personal capital.

We are ever grateful for the loyalty and trust of Appleseed Fund shareholders. We believe to be a successful investor, a long-term perspective is required. To be a successful portfolio manager, shareholders with a long-term perspective are required. We are fortunate to have a shareholder base with wisdom and patience, which in turn allows us to invest with wisdom and patience. Thank you.

If you have any questions, please do not hesitate to reach out to Colin Rennich, our Director of Sales. His email address is colin@appleseedfund.com.

Thank you again for your continued support and your trust in our ability to manage your Appleseed Fund investment.

Sincerely,

Billy Pekin, CFA

Adam Strauss, CFA

Josh Strauss, CFA

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Fund statistics from 12/08/06 until 09/30/2016. Source: Morningstar. Through 09/30/2016, the Appleseed Fund (APPLX) generated a one year return of 9.90%, a three year annualized return of 0.98%, a five year annualized return of 6.48% and an annualized return of 6.05% since the Fund’s inception on 12/08/06.

You should consider the fund’s investment objectives, risks, charges and expenses carefully before you invest. Performance data quoted above represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling 1-800-470-1029.

There is no guarantee that this or any investment strategy will succeed; the strategy is not an indicator of future performance; and investment results may vary.There are no guarantees that dividend paying stocks will continue to pay dividends. Dividend paying stocks may not experience the same capital appreciation potential as non-dividend paying stocks. In addition such a strategy does not ensure profit or guarantee against loss.

Investments in international markets present special risks including currency fluctuation, the potential for diplomatic and political instability, regulatory and liquidity risks, foreign taxation and differences in auditing and other financial standards. Risks of foreign investing are generally intensified for investments in emerging markets. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index return assumes reinvestment of all distributions and does not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Index. However, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. Investments in commodities may be affected by overall market movements, changes in interest rates, and other factors such as weather, disease, embargoes and international economic and political developments. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. These instruments may subject the Fund to greater volatility than investments in traditional securities.

The following holding percentages are for each equity mentioned in the presentation as of 09/30/2016 owned by Appleseed Fund; By Ticker Symbol; UNFI 5.61%, HLF 6.45%, TWI 1.99%, KR005930 1.97%, MOS 3.05%, RTK 0.74%, VRX 0.00%, DB 0.00%, VOW-DE 0.00%, WFC 0.00%, LPL 0.00%, ADS 0.00% FHC 0.00%, 1199-HK 2.82%.

The Fund is managed by Pekin Singer Strauss Asset Management, an SEC registered investment firm dedicated to value investing.

For more information, visit www.appleseedfund.com.

The Appleseed Fund is distributed by Unified Financial Securities, LLC. (Member FINRA)

© Appleseed Fund 2006 - 2016 | Privacy Policy

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INVESTMENT RESULTS – (Unaudited)

Average Annual Total Returns(a)

(For the periods ended September 30, 2016)

	One Year	Five Years	Since Inception (12/8/06)	Since Inception (1/31/11)
Appleseed Fund
Investor Class	9.90%	6.48%	6.05%	N/A
Institutional Class	10.18%	6.72%	N/A	5.54%
MSCI World Index(b)	11.36%	11.63%	3.82%	7.35%

	Expense Ratios(c)
	Investor Class	Institutional Class
Gross	1.41%	1.22%
With Applicable Waivers	1.24%	1.05%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-470-1029.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would have been lower.

(b)	The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Index. However, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)	The expense ratios are from the Fund’s prospectus dated January 28, 2016.The Fund’s Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding brokerage fees and commissions; fees paid pursuant to the Administrative Services Plan (Investor Class only); borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; any 12b-1 fees; taxes; extraordinary expenses; and any indirect expenses, such as acquired fund fees and expenses) do not exceed 0.95% the Fund’s average daily net assets through January 31, 2018. Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within three fiscal years, provided that the Fund is able to make the repayment without exceeding the 0.95% limitation. The expense cap may not be terminated prior to this date except by the Board of Trustees. Additional information pertaining to the Fund’s expense ratios as of September 30, 2016 can be found on the financial highlights.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contain important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling 1-800-470-1029.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

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INVESTMENT RESULTS – continued (Unaudited)

The chart above assumes an initial investment of $10,000 made on December 8, 2006 (commencement of operations) for the Investor Class and held through September 30, 2016. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index, however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-800-470-1029. The Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus contains this and other important information about the investment company and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

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INVESTMENT RESULTS – continued (Unaudited)

The chart above assumes an initial investment of $100,000 made on January 31, 2011 (commencement of operations) for the Institutional Class and held through September 30, 2016. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index, however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-800-470-1029. The Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus contains this and other important information about the investment company and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

14

FUND HOLDINGS – (Unaudited)

[1]	As a percentage of net assets.

The Appleseed Fund invests primarily in a portfolio of equity securities of companies that are undervalued in the opinion of the Fund’s Adviser, Pekin Singer Strauss Asset Management. The investment objective of the Appleseed Fund is long-term capital appreciation. Portfolio holdings are subject to change.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

15

APPLESEED FUND

SCHEDULE OF INVESTMENTS

September 30, 2016

	Shares	Fair Value
Common Stocks — 67.39%

Business Services — 1.62%
Yusen Logistics Co. Ltd. (a)	322,600	$3,109,244

Consumer Discretionary — 8.80%
Bayerische Motoren Werke AG (a)	72,500	6,095,169
DSW, Inc., Class A	226,939	4,647,711
Hyundai Home Shopping Network Corp. (a)	55,933	6,195,874

		16,938,754

Consumer Staples — 11.95%
Herbalife Ltd. (a) (b) *	198,600	12,311,214
United Natural Foods, Inc. (c) *	267,160	10,697,086

		23,008,300

Financials — 8.98%
Jones Lang LaSalle, Inc.	48,165	5,480,695
Oaktree Capital Group LLC (c)	193,756	8,215,254
Sberbank of Russia PJSC ADR (a)	279,824	2,635,942
Willis Towers Watson PLC (a)	7,172	952,227

		17,284,118

Health Care — 0.04%
Joint Corp./The *	30,000	72,000

Industrials — 13.88%
Aggreko PLC (a)	291,354	3,608,714
Air Lease Corp.	202,116	5,776,475
COSCO SHIPPING Ports Ltd. (a)	5,248,000	5,379,302
OKUMA Corp. (a)	398,000	3,014,526
Titan International, Inc.	375,550	3,800,566
Toyo Tanso Co. Ltd. (a)	397,200	5,142,243

		26,721,826

Information Technology — 5.49%
Samsung Electronics Co. Ltd. (a)	2,600	3,772,461
ScanSource, Inc. *	69,550	2,538,575
Syntel, Inc. *	101,655	4,260,361

		10,571,397

Materials — 3.76%
Mosaic Co./The	238,378	5,830,726
Rentech, Inc. *	483,736	1,412,509

		7,243,235

See accompanying notes which are an integral part of these financial statements.

16

APPLESEED FUND

SCHEDULE OF INVESTMENTS – continued

September 30, 2016

	Shares	Fair Value
Common Stocks — 67.39% – continued

Pharmaceuticals — 1.51%
Novartis AG ADR (a) (c)	36,750	$2,901,780

Real Estate Investment Trusts — 2.40%
Equity Commonwealth *	153,099	4,626,652

Telecommunication Services — 8.96%
China Mobile Ltd. ADR (a)	64,120	3,944,662
SK Telecom Co., Ltd. ADR (a)	346,729	7,836,075
Verizon Communications, Inc. (c)	105,065	5,461,279

		17,242,016

TOTAL COMMON STOCKS (Cost $127,426,407)		129,719,322

Closed-End Trusts — 14.75%

Sprott Physical Gold Trust (a) (d) *	2,593,032	28,393,701

TOTAL CLOSED-END TRUSTS (Cost $25,997,937)		28,393,701

	Principal Amount

U.S. Government Securities — 5.46%

United States Treasury Note, 0.63%, 7/31/2017	$3,500,000	3,500,343
United States Treasury Note, 0.75%, 10/31/2017	3,500,000	3,502,804
United States Treasury Note, 0.88%, 1/15/2018	3,500,000	3,507,658

TOTAL U.S. GOVERNMENT SECURITIES (Cost $10,506,557)		10,510,805

See accompanying notes which are an integral part of these financial statements.

17

APPLESEED FUND

SCHEDULE OF INVESTMENTS – continued

September 30, 2016

	Principal Amount	Fair Value
Corporate Bonds — 4.49%

Financials — 1.56%
Western Union Co./The, 5.93%, 10/1/2016	$3,000,000	$3,000,000

Pharmaceuticals — 2.93%
Teva Pharmaceutical Finance IV BV, 2.88%, 4/15/2019 (a)	2,900,000	3,490,282
Teva Pharmaceutical Industries Ltd., 2.40%, 11/10/2016 (a)	2,145,000	2,147,945

		5,638,227

TOTAL CORPORATE BONDS (Cost $8,567,138)		8,638,227

Foreign Government Bonds — 2.37%

Singapore Government Bond, 2.50%, 6/1/2019 (e)	6,000,000	4,571,785

TOTAL FOREIGN GOVERNMENT BONDS (Cost $4,945,321)		4,571,785

Certificates of Deposit — 1.44%

Beneficial Bank, 0.20%, 10/18/2016	250,000	250,000
Community Bank, 0.45%, 3/8/2017	250,000	250,000
Community Bank, 0.75%, 9/21/2017 (f)	1,015,071	1,015,071
New Resource Bank, 0.05%, 11/18/2016	249,416	249,416
Self-Help Federal Credit Union, 0.25%, 11/4/2016	250,000	250,000
Self-Help Federal Credit Union, 0.25%, 11/28/2016	250,000	250,000
Spring Bank, 0.90%, 9/30/2017	250,000	250,000
Sunrise Bank, 0.12%, 10/3/2016	250,000	250,000

TOTAL CERTIFICATES OF DEPOSIT (Cost $2,764,487)		2,764,487

	Contracts

Options Purchased — 0.73%

SPDR S&P 500 ETF, Put @ $211, Expiring November 2016	5,500	1,408,000

TOTAL OPTIONS PURCHASED (Cost $1,964,469)		1,408,000

See accompanying notes which are an integral part of these financial statements.

18

APPLESEED FUND

SCHEDULE OF INVESTMENTS – continued

September 30, 2016

	Shares	Fair Value
Money Market Securities — 2.69%

Federated Government Obligations Fund, Class Institutional, 0.26% (g)	5,186,324	$5,186,324

TOTAL MONEY MARKET SECURITIES (Cost $5,186,324)		5,186,324

TOTAL INVESTMENTS — 99.32% (Cost $187,358,640)		191,192,651

Other Assets in Excess of Liabilities — 0.68%		1,303,666

NET ASSETS — 100.00%		$192,496,317

(a)	Foreign security denominated in U.S. dollars.
(b)	All or a portion of the security is held as collateral for written call options.
(c)	All or a portion of the security is held as collateral for securities sold short. The total fair value of this collateral on September 30, 2016, was $13,014,156.
(d)	Passive Foreign Investment Company.
(e)	Foreign-denominated security. Principal amount is reported in Singapore Dollars.
(f)	Certificates of Deposit purchased through Certificate of Deposit Account Registry Service (“CDARS”). Deposits occur in increments below the standard Federal Deposit Insurance Corporation (“FDIC”) insurance maximum so that both principal and interest are FDIC insured.
(g)	Rate disclosed is the seven day effective yield as of September 30, 2016.
*	Non-income producing security.

ADR - American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

19

APPLESEED FUND

SCHEDULE OF SECURITIES SOLD SHORT

September 30, 2016

	Shares	Fair Value
Common Stocks - Short — (4.77%)

Consumer Discretionary — (1.92%)
Finish Line, Inc., Class A	(40,320)	$(930,586)
Mobileye NV (a)	(19,200)	(817,344)
Planet Fitness, Inc.	(48,000)	(963,360)
Under Armour, Inc., Class A	(25,440)	(984,019)

		(3,695,309)

Financials — (0.53%)
Primerica, Inc.	(19,200)	(1,018,176)

Information Technology — (0.50%)
ViaSat, Inc.	(12,960)	(967,464)

Telecommunication Services — (1.82%)
Sprint Corp.	(528,000)	(3,500,640)

TOTAL COMMON STOCKS - SHORT (Proceeds Received $7,503,285 )		$(9,181,589)

(a)	Foreign security denominated in U.S. dollars.

See accompanying notes which are an integral part of these financial statements.

20

APPLESEED FUND

SCHEDULE OF FUTURES CONTRACTS

September 30, 2016

		Underlying
		Face	Unrealized
	Number of	Amount at	Appreciation
Short Futures Contracts	Contracts	Fair Value	(Depreciation)
Japanese Yen Currency Futures Contract December 2016	(62)	$(7,665,138)	$(35,316)

TOTAL SHORT FUTURES CONTRACTS	(62)		$(35,316)

See accompanying notes which are an integral part of these financial statements.

21

APPLESEED FUND

SCHEDULE OF WRITTEN OPTIONS

September 30, 2016

	Outstanding	Fair
Call Options Written — (0.06%)	Contracts	Value
Herballife Ltd/November 2016/Strike Price $70.00 (a)	(700)	$(106,400)

TOTAL CALL OPTIONS WRITTEN (Premiums Received $165,280)		$(106,400)

(a)	The call contract has a multiplier of 100 shares.

See accompanying notes which are an integral part of these financial statements.

22

APPLESEED FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2016

Assets
Investments in securities at fair value (cost $187,358,640)	$191,192,651
Cash	188
Cash restricted at broker for securities sold short	6,170,846
Cash held at broker (a)	254,200
Receivable for fund shares sold	1,966,118
Receivable for investments sold	2,363,456
Dividends and interest receivable	475,761
Receivable for net variation margin on futures contracts	27,125
Prepaid expenses	11,505

Total Assets	202,461,850

Liabilities
Options written, at fair value (premium received $165,280)	106,400
Investments in securities sold short, at fair value (proceeds received $7,503,285)	9,181,589
Payable for fund shares redeemed	91,615
Payable for investments purchased	383,481
Payable to Adviser, net	109,373
Payable for administrative services plan fees, Investor Class, net	16,221
Payable to administrator, fund accountant, and transfer agent	17,106
Payable to custodian	7,640
Payable to trustees	2,750
Other accrued expenses	49,358

Total Liabilities	9,965,533

Net Assets	$192,496,317

Net Assets consist of:
Paid-in capital	$193,917,510
Accumulated undistributed net investment income (loss)	(115,695)
Accumulated undistributed net realized loss from investments	(3,484,383)
Net unrealized appreciation (depreciation) on:
Investment securities	3,834,011
Securities sold short	(1,678,304)
Written options	58,880
Foreign currency translations	(386)
Short futures contracts	(35,316)

Net Assets	$192,496,317

Net Assets: Investor Class	$103,650,216

Shares outstanding (unlimited number of shares authorized, no par value)	8,478,934

Net asset value and offering price per share	$12.22

Redemption price per share (NAV * 98%) (b)	$11.98

Net Assets: Institutional Class	$88,846,101

Shares outstanding (unlimited number of shares authorized, no par value)	7,217,058

Net asset value and offering price per share	$12.31

Redemption price per share (NAV * 98%) (b)	$12.06

(a)	Cash used as collateral for futures contract transactions.
(b)	The Fund charges a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase.

See accompanying notes which are an integral part of these financial statements.

23

APPLESEED FUND

STATEMENT OF OPERATIONS

For the year ended September 30, 2016

Investment Income
Dividend income (net of foreign taxes withheld of $124,418)	$2,520,516
Interest income	252,913

Total investment income	2,773,429

Expenses
Investment Adviser	1,647,433
Administrative services plan, Investor Class	263,437
Administration	123,996
Fund accounting	60,803
Legal	60,405
Custodian	44,291
Report printing	39,615
Registration	39,082
Transfer agent	33,288
Audit	19,800
Insurance	19,416
Trustee	12,037
Pricing	11,525
CCO	10,098
Miscellaneous	51,080
Interest	32,638
Dividend expense on securities sold short	3,685

Total expenses	2,472,629
Fees waived by Adviser	(333,606)
Administrative services plan waiver	(57,066)

Net operating expenses	2,081,957

Net investment income	691,472

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	30,794
Securities sold short	787,097
Written options	30,504
Foreign currency translations and transactions	(658,551)
Futures contracts	(1,343,955)
Change in unrealized appreciation (depreciation) on:
Investment securities	22,186,037
Securities sold short	(4,011,258)
Written options	19,616
Foreign currency translations	6,719
Futures contracts	337,935
Net realized and unrealized gain (loss) on investment securities, securities sold short, written options, foreign currency translations and transactions and futures contracts	17,384,938
Net increase in net assets resulting from operations	$18,076,410

See accompanying notes which are an integral part of these financial statements.

24

APPLESEED FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2016	2015
Increase (Decrease) in Net Assets due to:

Operations
Net investment income	$691,472	$114,028
Net realized gain (loss) on investment securities, written options, securities soldshort, foreign currency translations and transactions and futures contracts	(1,154,111)	6,843,219
Change in unrealized appreciation (depreciation) on investment securities, written options, securities sold short, foreign currency translations and futures contracts	18,539,049	(28,457,058)

Net increase (decrease) in net assets resulting from operations	18,076,410	(21,499,811)

Distributions
From net investment income - Institutional Class	(124,811)	(119,893)
From net realized gains - Investor Class	(2,617,671)	(16,002,495)
From net realized gains - Institutional Class	(2,084,654)	(11,931,182)

Total distributions	(4,827,136)	(28,053,570)

Capital Transactions - Investor Class
Proceeds from shares sold	23,328,261	26,541,991
Reinvestment of distributions	2,584,223	15,794,505
Amount paid for shares redeemed	(41,542,258)	(71,711,449)
Proceeds from redemption fees (a)	3,298	12,921

Total Investor Class	(15,626,476)	(29,362,032)

Capital Transactions - Institutional Class
Proceeds from shares sold	16,579,592	22,103,901
Reinvestment of distributions	2,171,206	11,816,717
Amount paid for shares redeemed	(28,933,094)	(40,575,183)
Proceeds from redemption fees (a)	1,379	7,204

Total Institutional Class	(10,180,917)	(6,647,361)

Net decrease in net assets resulting from capital transactions	(25,807,393)	(36,009,393)

Total Decrease in Net Assets	(12,558,119)	(85,562,774)

See accompanying notes which are an integral part of these financial statements.

25

APPLESEED FUND

STATEMENTS OF CHANGES IN NET ASSETS –

continued

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2016	2015
Net Assets
Beginning of year	$205,054,436	$290,617,210

End of year	$192,496,317	$205,054,436

Accumulated undistributed net investment income (loss) included in net assets at end of year	$(115,695)	$(7,654)

Share Transactions - Investor Class
Shares sold	2,008,923	2,085,107
Shares issued in reinvestment of distributions	235,357	1,308,575
Shares redeemed	(3,630,044)	(5,700,691)

Total Investor Class	(1,385,764)	(2,307,009)

Share Transactions - Institutional Class
Shares sold	1,420,774	1,736,448
Shares issued in reinvestment of distributions	196,667	974,173
Shares redeemed	(2,472,035)	(3,249,409)

Total Institutional Class	(854,594)	(538,788)

Net decrease in shares outstanding	(2,240,358)	(2,845,797)

(a)	The Fund charges a 2% redemption fee on shares redeemed within 90 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

See accompanying notes which are an integral part of these financial statements.

26

APPLESEED FUND — INVESTOR CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	Year ended	Year ended
	September 30,	September 30,
	2016	2015
Selected Per Share Data:
Net asset value, beginning of year	$11.40	$13.96
Investment operations:
Net investment income (loss)	0.03	(0.01)
Net realized and unrealized gain (loss) on investments	1.07	(1.15)

Total from investment operations	1.10	(1.16)

Less distributions to shareholders:
From net investment income	—	—
From net realized gain	(0.28)	(1.40)

Total distributions	(0.28)	(1.40)

Paid in capital from redemption fees	— (b)	—	(b)

Net asset value, end of year	$12.22	$11.40

Total Return (c)	9.90%	(8.90)%

Ratios and Supplemental Data:
Net assets, end of year (000)	$103,650	$112,447
Ratio of net expenses to average net assets (d)(e)	1.16%	1.22	%(f)
Ratio of net expenses to average net assets before waivers and reimbursement (d)	1.39%	1.39%
Ratio of net investment income (loss) to average net assets (d)	0.27%	(0.06)%
Portfolio turnover rate	82%	52%

(a)	Net investment income per share is based on average shares outstanding during the year.
(b)	Rounds to less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(e)	Excluding dividend and interest expense, the ratio of net expenses to average net assets were 1.14%, 1.20%, 1.24%, 1.24% and 1.24% for the fiscal years ended September 30, 2016, 2015, 2014, 2013 and 2012, respectively.
(f)	Effective October 1, 2014, the Adviser has contractually agreed to cap the Fund’s expenses at 0.95% excluding fees paid pursuant to an Administrative Services Plan. Prior to October 1, 2014, the Fund’s expense cap was 0.99%.

See accompanying notes which are an integral part of these financial statements.

27

Year ended	Year ended	Year ended
September 30,	September 30,	September 30,
2014	2013	2012

$14.80	$13.07	$12.32

0.03	0.07	0.05 (a)
0.36	2.17	1.44

0.39	2.24	1.49

— (b)	(0.23)	(0.12)
(1.23)	(0.28)	(0.63)

(1.23)	(0.51)	(0.75)

— (b)	— (b)	0.01

$13.96	$14.80	$13.07

2.85%	17.79%	12.86%

$169,903	$249,372	$205,232
1.26%	1.29%	1.25%
1.48%	1.51%	1.52%
0.40%	0.34%	0.38%
53%	63%	76%

See accompanying notes which are an integral part of these financial statements.

28

APPLESEED FUND —

INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	Year ended	Year ended
	September 30,	September 30,
	2016	2015
Selected Per Share Data
Net asset value, beginning of year	$11.47	$14.02
Investment operations:
Net investment income	0.06	0.02
Net realized and unrealized gain (loss) on investments	1.08	(1.16)

Total from investment operations	1.14	(1.14)

Less Distributions to shareholders:
From net investment income	(0.02)	(0.01)
From net realized gain	(0.28)	(1.40)

Total distributions	(0.30)	(1.41)

Paid in capital from redemption fees	— (b)	—	(b)

Net asset value, end of year	$12.31	$11.47

Total Return (c)	10.18%	(8.68)%

Ratios and Supplemental Data
Net assets, end of year (000)	$88,846	$92,607
Ratio of expenses to average net assets (d)(e)	0.97%	0.97	%(f)
Ratio of expenses to average net assets before waivers and reimbursement (d)	1.14%	1.14%
Ratio of net investment income (loss) to average net assets (d)	0.46%	0.18%
Portfolio turnover rate	82%	52%

(a)	Net investment income per share is based on average shares outstanding during the period.
(b)	Rounds to less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(e)	Excluding dividend and interest expense, the ratio of net expenses to average net assets were 0.95%, 0.95%, 0.99%, 0.99% and 0.99% for the fiscal years ended September 30, 2016, 2015, 2014, 2013 and 2012, respectively.
(f)	Effective October 1, 2014, the Adviser contractually agreed to cap the Fund’s expenses at 0.95% excluding fees paid pursuant to an Administrative Services Plan. Prior to October 1, 2014, the Fund’s expense cap was 0.99%.

See accompanying notes which are an integral part of these financial statements.

29

Year ended	Year ended	Year ended
September 30,	September 30,	September 30,
2014	2013	2012

$14.86	$13.09	$12.35

0.13	0.08 (a)	0.08 (a)
0.30	2.20	1.44

0.43	2.28	1.52

(0.04)	(0.23)	(0.15)
(1.23)	(0.28)	(0.63)

(1.27)	(0.51)	(0.78)

— (b)	— (b)	— (b)

$14.02	$14.86	$13.09

3.10%	18.07%	13.00%

$120,714	$54,396	$32,996
1.01%	1.04%	1.01%
1.23%	1.26%	1.27%
0.44%	0.55%	0.64%
53%	63%	76%

See accompanying notes which are an integral part of these financial statements.

30

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2016

NOTE 1. ORGANIZATION

The Appleseed Fund (the “Fund”) was organized as a non-diversified series of the Unified Series Trust (the “Trust”) on September 11, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Pekin Singer Strauss Asset Management, Inc. (the “Adviser”). The investment objective of the Fund is to provide long-term capital appreciation.

The Fund currently offers two classes of shares, Investor Class and Institutional Class. Investor Class shares were first offered to the public on December 8, 2006; and Institutional Class shares were first offered to the public on January 31, 2011. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class and is entitled to such dividends and distributions out of income belonging to the applicable class as are declared by the Board. The primary difference between the two classes is attributable to the administrative service fee arrangement for the Investor Class. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

Non-Diversification Risk – The Fund is non-diversified, which means it may invest a greater percentage of its assets in a fewer number of stocks as compared to other mutual funds that are more broadly diversified. As a result, the Fund’s share price may be more volatile than the share price of some other mutual funds, and the poor performance of an individual stock in the Fund’s portfolio may have a significant negative impact on the Fund’s performance.

31

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS –

continued	September 30, 2016

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

32

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS –

continued	September 30, 2016

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Short Sales - The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The Fund may engage in short sales with respect to various types of securities, including exchange traded funds (ETFs) and futures. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert, or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board, or otherwise cover its position in a permissible manner. The Fund will be required to pledge its liquid assets to the broker in order to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. Dividend expenses on securities sold short and borrowing costs are not covered under the Advisor’s expense limitation agreement with the Fund and, therefore, these expenses will be borne by the shareholders of the Fund. The Fund’s social and environmental screens are not applied to short sales.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains,

33

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS –

continued	September 30, 2016

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the year ended September 30, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Board in such a manner as the Board determine to be fair and equitable. Income, realized gains and losses, unrealized appreciation and depreciation, and Fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire Fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from Real Estate Investment Trusts (REITS) and distributions from Limited Partnerships are recognized on the ex-date. The calendar year end classification of distributions received from REITS during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from Limited Partnerships is reclassified in the components of net assets upon receipt of K-1’s. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

34

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS –

continued	September 30, 2016

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Redemption Fees – The Fund charges a 2.00% redemption fee for shares redeemed within 90 calendar days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains, if any, to its shareholders at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. For the fiscal year ended September 30, 2016, the Fund made the following reclassifications to increase (decrease) the components of net assets:

	Accumulated	Accumulated
	Undistributed	Net Realized
	Net Investment	Gain (Loss)
Paid in Capital	Income (Loss)	from Investments
$468	$(674,702)	$674,234

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in a orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes

35

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS –

continued	September 30, 2016

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

36

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS –

continued	September 30, 2016

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Equity securities, including domestic and foreign common stocks, that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including closed-end trusts and money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Debt securities, including corporate bonds, U.S. government securities, and foreign government bonds, are valued by using the mean between the closing bid and asked prices provided by a pricing service. If the closing bid and asked prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

37

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS –

continued	September 30, 2016

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity) may be valued by using the amortized cost method of valuation, which the Board has determined represents fair value. Certificates of deposit are priced at their original cost, which approximates their fair value, through maturity date. These securities will be classified as Level 2 securities.

Option contracts are generally valued using the closing price based on quoted data from the six major U.S. options exchanges on which such options are traded, and are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts that the Fund invests in are valued at the settlement price established each day by the board of trade or exchange on which they are traded, and when the market is considered active, will generally be categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

38

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS –

continued	September 30, 2016

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2016.

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$129,719,322	$—	$—	$129,719,322
Closed-End Trusts	28,393,701	—	—	28,393,701
U.S. Government Securities	—	10,510,805	—	10,510,805
Corporate Bonds*	—	8,638,227	—	8,638,227
Foreign Government Bonds	—	4,571,785	—	4,571,785
Certificates of Deposit	—	2,764,487	—	2,764,487
Options Purchased	1,408,000	—	—	1,408,000
Money Market Securities	5,186,324	—	—	5,186,324

Total	$164,707,347	$26,485,304	$—	$191,192,651

*	Refer to Schedule of Investments for industry classifications.

	Valuation Inputs
Liabilities	Level 1	Level 2	Level 3	Total
Short Common Stocks	$(9,181,589)	$—	$—	$(9,181,589)
Short Futures Contracts*	(35,316)	—	—	(35,316)
Written Option Contracts	(106,400)	—	—	(106,400)

Total	$(9,323,305)	$—	$—	$(9,323,305)

*	The amount shown represents the net unrealized depreciation of the futures contracts.

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between any Levels for the fiscal year ended September 30, 2016.

39

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS –

continued	September 30, 2016

NOTE 4. DERIVATIVE TRANSACTIONS

Currency Futures Contracts – The Fund entered into currency futures contracts (long and short) to hedge its foreign currency exposure during the fiscal year. A currency futures contract involves an obligation to purchase or sell a specific currency at a future date. Such contracts are used to sell unwanted currency exposure that comes from holding securities in a market. The contracts are marked to market daily and change in value is recorded as unrealized appreciation or depreciation. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When a currency futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the currency exchange rates. Cash held at broker as of September 30, 2016, is held for collateral for futures transactions and is restricted from withdrawal.

Written Options Contracts – The Fund may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

The following tables identify the location and fair value of derivative instruments on the Statement of Assets and Liabilities as of September 30, 2016, and the effect of derivative instruments on the Statement of Operations for the fiscal year ended September 30, 2016.

40

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS –

continued	September 30, 2016

NOTE 4. DERIVATIVE TRANSACTIONS – continued

At September 30, 2016:

	Location of Derivatives on
Derivatives	Statement of Assets & Liabilities	Amount
Foreign Exchange Risk:
Short currency futures contracts	Receivable for net variation margin on futures contracts	$27,125
Equity Price Risk:
Purchased option contracts	Investments in securities, at fair value	$1,408,000
Equity Price Risk:
Written option contracts	Options written, at fair value	$(106,400)

For the year ended September 30, 2016:

Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Contracts Open/ Sold Short/ Written	Contracts Closed	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Short currency futures contracts	Net realized and unrealized gain (loss) on short futures contracts	481	750	$(1,343,955)	$337,935
Equity Price Risk:
Written option contracts	Net realized and unrealized gain (loss) on written options	2,547	3,189	$30,504	$19,616
Equity Price Risk:
Purchased option contracts	Net realized and unrealized gain (loss) on investments	7,500	2,000	$312,074	$(556,469)

41

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS –

continued	September 30, 2016

NOTE 4. DERIVATIVE TRANSACTIONS – continued

Balance Sheet Offsetting Information

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statement of Assets and Liabilities.

Futures Contracts				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amount Offset in Statement of Assets and Liabilities	Net Amount of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount (not less than 0)
Short currency futures contracts	$27,125	$—	$27,125	$—	$—	$27,125

For financial reporting purposes, it is the Fund’s policy to disclose the net variation margin receivable or payable on futures contracts at the reporting period end.

Transactions in written options by the Fund during the fiscal year ended September 30, 2016, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at September 30, 2015	1,342	$59,394
Options written	2,547	342,189
Options closed	(3,189)	(236,303)
Options exercised	—	—

Options outstanding at September 30, 2016	700	$165,280

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with the Trust (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.85% of the Fund’s average daily net assets. For the fiscal year ended September 30, 2016, before the waiver described below, the Adviser earned a fee of $1,647,433 from the Fund. The Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses

42

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS –

continued	September 30, 2016

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

through January 31, 2017, so that the total annual Fund operating expenses, excluding brokerage fees and commissions, fees paid pursuant to the Administrative Services Plan (Investor Class only), borrowing costs (such as interest and dividend expense on securities sold short), taxes, any indirect expenses such as expenses incurred by other investment companies in which the Fund may invest, any 12b-1 fees, and extraordinary expenses do not exceed 0.95%. For the fiscal year ended September 30, 2016, the Adviser waived fees of $333,606. At September 30, 2016, the Adviser was owed $109,373 from the Fund for advisory services.

Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and any expense limitation in place at the time of repayment. The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, as of September 30, 2016, are as follows:

Amount	Recoverable through September 30,
$657,451	2017
$436,598	2018
$333,606	2019

The Trust retains Ultimus Asset Services, LLC (“Ultimus”) to provide the Fund with administration, accounting, transfer agent and compliance services, including all regulatory reporting. For the year ended September 30, 2016, Ultimus earned fees of $123,996 for administration services, $33,288 for transfer agent services, and $60,803 for fund accounting services. At September 30, 2016, the Fund owed Ultimus $17,106 for such services.

Certain officers of the Trust are employees of Ultimus. Unified Financial Securities, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. Both Ultimus and the Distributor operate as wholly owned

43

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS –

continued	September 30, 2016

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

subsidiaries of Ultimus Fund Solutions, LLC. Officers of the Trust are officers of the Distributor; such persons may be deemed to be affiliates of the Distributor.

The Fund has adopted an Administrative Services Plan with respect to Investor Class shares, pursuant to which the Fund pays an annual fee of 0.25% of the average daily net assets of the Fund’s Investor Class shares to the Adviser to compensate financial intermediaries who provide administrative services to the Investor Class shareholders. The Adviser has contractually agreed to waive its receipt of payments under the Administrative Services Plan, to the extent such payments exceed an annual rate of 0.19% of the average daily net assets of Investor Class shares. This contractual waiver is in effect through January 31, 2018. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that have entered into an agreement with the Fund or the Fund’s distributor to sell the Fund’s Investor Class shares. For purposes of the Plan, administrative services include, but are not limited to (i) acting as record holder and nominee of Investor Class shares beneficially owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange Investor Class shares; (iv) processing dividend payments; and (v) providing periodic account statements. For the year ended September 30, 2016, the Investor Class incurred Service fees of $263,437 ($206,371 after waiver described above). At September 30, 2016, $16,221 was owed to the Adviser pursuant to the Administrative Services Plan.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, which is currently inactive. The Plan provides that the Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee up to 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the

44

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS –

continued	September 30, 2016

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. The Fund does not currently intend to activate the Plan prior to January 31, 2017.

NOTE 6. INVESTMENT TRANSACTIONS

For the fiscal year ended September 30, 2016, purchases and sales of investment securities, other than short-term investments were as follows:

Purchases
U.S. Government Obligations	$14,017,637
Other	134,894,063
Sales
U.S. Government Obligations	$6,506,918
Other	162,296,405

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At September 30, 2016, Pershing LLC, for the benefit of its customers, owned 31.09% of the Fund. Charles Schwab & Co., Inc., for the benefit of its customers, owned 25.40% of the Fund. As a result, Pershing LLC and Charles Schwab & Co., Inc. may be deemed to control the Fund.

45

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS –

continued	September 30, 2016

NOTE 8. FEDERAL TAX INFORMATION

At September 30, 2016, the appreciation (depreciation) of investments, including securities sold short, written options and futures contracts, for tax purposes, was as follows:

Amount
Gross Appreciation	$13,855,253
Gross (Depreciation)	(14,739,554)

Net Appreciation (Depreciation) on Investments	$(884,301)

At September 30, 2016, the aggregate cost of securities, net of proceeds for securities sold short, for federal income tax purposes, was $182,788,577.

The tax characterization of distributions for the fiscal years ended September 30, 2016 and 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary Income*	$124,820	$2,683,852
Long-term Capital Gain	4,702,315	25,369,718

	$4,827,135	$28,053,570

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

At September 30, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$2,306,964
Undistributed long-term capital gains	—
Accumulated capital and other losses	(2,843,856)
Unrealized appreciation (depreciation)	(884,301)

$(1,421,193)

At September 30, 2016, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and basis adjustments for investments in passive foreign investment companies.

46

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS –

continued	September 30, 2016

NOTE 8. FEDERAL TAX INFORMATION – continued

As of September 30, 2016, the Fund had short-term capital loss carryforwards available to offset future gains and not subject to expiration in the amount of $2,625,918.

Certain capital and qualified late year losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. For the tax year ended September 30, 2016, the Fund deferred post October capital losses in the amount of $217,938.

NOTE 9. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since September 30, 2016, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

47

REPORT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Appleseed Fund and

Board of Trustees of Unified Series Trust

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, securities sold short, futures contracts, and options written of Appleseed Fund (the “Fund”), a series of Unified Series Trust, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Appleseed Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 28, 2016

48

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for six months from April 1, 2016 to September 30, 2016.

Actual Expenses

The first line of the table for each class provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions. The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the short-term redemption fee imposed by the Fund would increase your expenses.

49

SUMMARY OF FUND EXPENSES – continued (Unaudited)

		Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During Period(1)	Annualized Expense Ratio
Appleseed Fund
Investor Class	Actual	$1,000.00	$1,040.90	$5.98	1.17%
	Hypothetical(2)	$1,000.00	$1,019.14	$5.92	1.17%
Institutional Class	Actual	$1,000.00	$1,041.50	$5.02	0.98%
	Hypothetical(2)	$1,000.00	$1,020.09	$4.96	0.98%

(1)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
(2)	Hypothetical assumes 5% annual return before expenses.

50

OTHER FEDERAL TAX

INFORMATION – (Unaudited)

For the year ended September 30, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2016 Form 1099-DIV.

For the year ended September 30, 2016, the Fund paid qualified dividend income of 100%.

For the year ended September 30, 2016, 100% of ordinary income dividends paid by the Fund qualify for the dividends received deduction available to corporations.

For the year ended September 30, 2016, the Fund designated $4,702,315 as 20% long-term capital gain distributions.

51

TRUSTEES AND OFFICERS – (Unaudited)

GENERAL QUALIFICATIONS. The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 69) Chairman of the Audit and Pricing Committees	Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Chairman and Founder, Constitution Education Foundation since February 2011.

Independent Trustee, December 2002 to present

Previous: Director,Vice President and Chief Investment Officer of Legacy Trust Company, N.A. a full service trust company, from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and

Donner Canadian Foundation from June 2005 to September 2011; Chairman of investment committee for the Diana Davis Spencer Foundation from October 2011 to May 2014.

Stephen A. Little (Age – 70) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	Current: President and founder of The Rose, Inc., a registered investment advisor, since April 1993.

52

TRUSTEES AND OFFICERS – continued (Unaudited)

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Daniel J. Condon (Age – 66) Independent Trustee, December 2002 to present	Current: Executive Advisor of Standard Steel, LLC, a manufacturer of forged steel wheels and axles, since January 2016; Director and Vice President of Standard Steel Holdings Co., a holding company which owns Standard Steel, LLC, since January 2015; Director of International Crankshaft, Inc. since 2004.

Previous: Chief Executive Officer of Standard Steel LLC from August 2011 to January 2016; Director of Steel Wheels Acquisition Corp. and Standard Steel, Inc., both holding companies which, through subsidiaries, produced steel wheels and axles, from August 2011 to December 2014; President and Chief Executive Officer of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Chairman of SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.

Ronald C. Tritschler (Age – 64) Independent Trustee, January 2007 to present;	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial, a full-service bank, since 1998.

Interested Trustee, December 2002 to December 2006	Previous: Chairman, Bluegrass Tomorrow, nonprofit organization, and Chairman of The Lexington Convention and Visitors’ Bureau.

Kenneth G.Y. Grant (Age – 67) Independent Trustee, May 2008 to present	Current: Executive Vice President and Chief Officer, Corporate Development for Global Trust Company, a nondepository trust company, since 2008, Advisors Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc., a provider of retirement and charitable services products, since February 2003 and Savings Banks Employees Retirement Association, a provider of qualified retirement benefit plans, since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

*	The address for each trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	The Trust currently consists of 14 series.

53

TRUSTEES AND OFFICERS – continued (Unaudited)

The following table provides information regarding the interested Trustee and the Officers of the Trust.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age – 61)*** Trustee, November 2007 to present	Current: Executive Vice President of Huntington National Bank, the Trust’s primary custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Dave Carson (Age – 58) President, January 2016 to present	Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC since 2013; President, Ultimus Managers Trust (“UMT”) since October 2013; Principal Executive Officer, UMT since October 2014.

Previous: Vice President, UMT (April 2013 to October 2013); Chief Compliance Officer, The Huntington Funds (2005 to 2013), The Flex-Funds (2006 to 2011), Meeder Financial (2007 to 2011), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013);Vice President, Huntington National Bank (2001 to 2013).

Bo Howell (Age – 35) Vice President and Secretary, January 2016 to present	Current: V.P., Director of Fund Administration for Ultimus Fund Solutions, LLC since 2014; Secretary, UMT since 2015.

Previous: Assistant Secretary, UMT (2014); Counsel – Securities and Mutual Funds for Western & Southern Financial Group (2012 to 2014); U.S. Securities and Exchange Commission, Senior Counsel (2009 to 2012).

54

TRUSTEES AND OFFICERS – continued (Unaudited)

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
John C. Swhear (Age – 55) Vice President, January 2016 to present	Current: Assistant Vice President and Associate Director of Compliance, Ultimus Fund Solutions, LLC since 2015; Chief Compliance Officer, Unified Financial Securities, LLC since May 2007; Chief Compliance Officer and AML Officer, Capitol Series Trust since September 2013; Chief Compliance Officer, AML Officer and Vice President, Valued Advisers Trust since May 2007.

Previous: Vice President of Legal Administration, Compliance and Risk for Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC), the Trust’s administrator, (April 2007 to December 2015), Director since May 2014; President, Unified Series Trust (March 2012 to January 2016); Senior Vice President of Unified Series Trust (May 2007 to August 2013); Secretary of Huntington Funds (April 2010 to February 2012).

Zachary Richmond (Age – 36) Treasurer and Chief Financial Officer, November 2014 to present	Current: Assistant Vice President, Associate Director of Financial Administration since December 2015; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015.

Previous: Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015); Interim Treasurer and Chief Financial Officer of Unified Series Trust (August 2014 to November 2014); Assistant Treasurer of Unified Series Trust (May 2011 to August 2014).

Lynn E. Wood (Age – 69) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October 2004.

*	The address for each trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	The Trust currently consists of 14 series.
***	Ms. Kelly may be deemed an interested trustee because she is an officer of an entity that until December 31, 2015 was under common control with Unified Financial Securities, LLC, the Trust’s distributor.The Board reviewed and approved this arrangement.

55

MANAGEMENT AGREEMENT

RENEWAL – (Unaudited)

The Appleseed Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees oversees the management of the Fund and, as required by law, determines annually whether to approve the continuance of the Fund’s management agreement with its investment adviser, Pekin Singer Strauss Asset Management, Inc. (“Pekin Singer”).

The Board of Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust or Pekin Singer, with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened in July 2016 via teleconference to consider the renewal of the management agreement between the Trust and Pekin Singer on behalf of the Fund. In advance of the Committee meeting, each Trustee received and reviewed materials compiled by Ultimus Asset Services, LLC, the Trust’s administrator (“UAS”). In addition, the Committee interviewed certain executives of Pekin Singer, including Pekin Singer’s Chief Operating Officer (who also serves as CCO), Pekin Singer’s Co-Portfolio Manager, and Pekin Singer’s Compliance Officer.

At the Trustees’ August 2016 in-person meeting, the Trustees reviewed and discussed an updated peer-group expense comparison for the Fund and updated performance information as of June 30, 2016. After discussing these materials, the Trustees approved the continuation of the management agreement between the Trust and Pekin Singer on behalf of the Fund for an additional year. The Trustees’ approval of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors. Because the Fund’s management agreement is reviewed and considered by the Board on an annual basis, the Trustees’ determinations may be based, in part, on their consideration of the management agreement in previous years.

(a)	The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that Pekin Singer provides to the Appleseed Fund. The Trustees considered that these services include, but are not limited to,

56

MANAGEMENT AGREEMENT

RENEWAL – continued (Unaudited)

providing a continuous investment program for the Appleseed Fund, adhering to the Appleseed Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Appleseed Fund. The Trustees considered the qualifications and experience of Pekin Singer’s portfolio managers who are responsible for the day-to-day management of the Appleseed Fund’s portfolio, as well as the qualifications and experience of the other individuals at Pekin Singer who provide services to the Appleseed Fund. In considering the adequacy of the resources provided to the Appleseed Fund, the Trustees determined that Pekin Singer’s resources appear adequate. The Trustees concluded that they were satisfied with the nature, extent, and quality of investment management services provided by Pekin Singer to the Appleseed Fund.

(b)	Fund Performance. The Trustees next reviewed and discussed the Appleseed Fund’s performance for periods ended June 30, 2016. The Trustees observed that the Appleseed Fund had outperformed its benchmark, the MSCI World Index, for the year-to-date and one-year periods, and underperformed its benchmark for the three- and five-year periods. The Trustees noted that the Appleseed Fund had outperformed the average return of its Morningstar World Allocation Category over the year-to-date, one- and five-year periods and underperformed its category over the three-year period. The Trustees considered Pekin Singer’s explanation for the Appleseed Fund’s periods of underperformance.

(c)	Fee Rate and Profitability. The Trustees noted that although the Appleseed Fund’s gross management fee is higher than its peer group average and median, its total net expenses were lower than its peer group’s average and median. The Trustees considered the profitability analysis prepared by Pekin Singer for its management of the Appleseed Fund and determined that Pekin Singer is earning a reasonable profit from managing the Appleseed Fund. The Trustees also considered that, effective through January 31, 2018, Pekin Singer has agreed to waive its management fee and/or reimburse its expenses of the Appleseed Fund to the extent that the Fund’s total annual operating expenses (excluding certain expenses) exceed 0.95%.

57

MANAGEMENT AGREEMENT

RENEWAL – continued (Unaudited)

The Trustees then considered potential benefits that Pekin Singer may receive in connection with its management of the Appleseed Fund. These include third-party research obtained using soft dollars generated by certain brokerage transactions by the Appleseed Fund, which may be used to benefit the Appleseed Fund along with Pekin Singer’s other clients. The Trustees considered Pekin Singer’s representation that it does not manage any other client accounts using an investment strategy comparable to the Appleseed Fund’s strategy, and thus determined that comparisons between the management fee Pekin Singer charges other accounts versus the Appleseed Fund’s management fee would not be helpful. The Trustees concluded that the Appleseed Fund’s current management fee represents reasonable compensation in light of the nature and quality of Pekin Singer’s services to the Appleseed Fund, the fees paid by competitive mutual funds, and the costs incurred by Pekin Singer in providing services to the Appleseed Fund.

(d)	Economies of Scale. In determining the reasonableness of the management fee, the Trustees also considered the extent to which Pekin Singer will realize economies of scale as the Appleseed Fund grows larger. The Trustees determined that Pekin Singer is not realizing benefits from economies of scale in managing the Appleseed Fund’s assets to such an extent that the management fee for the Appleseed Fund should be reduced or that breakpoints in the management fee should be implemented at this time.

58

Other Information

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request. You may call toll-free at (800) 470-1029 to request a copy of the SAI or to make shareholder inquiries.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at (800) 470-1029 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Daniel J. Condon

Kenneth G.Y. Grant

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond, Treasurer and Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

Bo Howell, Secretary

INVESTMENT ADVISER

Pekin Singer Strauss Asset Management, Inc.

161 N. Clark Street, Suite 2200

Chicago, IL 60601

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

U.S. Bank, N.A.

425 Walnut St.

Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

225 Pictoria Drive, , Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

59

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PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

62

FCI Bond Fund

Annual Report

September 30, 2016

Fund Adviser:

Financial Counselors, Inc.

442 West 47th Street

Kansas City, MO 64112

Toll Free (877) 627-8504

Management’s Discussion of Fund Performance – (Unaudited)

Market Review

The U.S. bond market generated positive returns for the 12 months ended September 30, 2016. The Bloomberg Barclays Capital U.S. Intermediate Government/Credit Index increased 3.52% over this timeframe. Interest rates decreased on Treasury securities while credit spreads tightened on industrial, financial and utility bonds. Investment grade bonds were the real winners over the last year, as the asset class surpassed Treasuries by 4.47% on safe haven buying and high relative U.S. yields. Major fixed income category returns for the past 12 months were as follows: Treasuries 4.09%, Agencies 3.68%, and Fixed Rate Mortgage Backed Securities 3.63%, Corporates 8.56% (Industrials 9.57%, Utilities 9.94% and Financials 6.17%).

The last few months may have marked the beginning of a slow change in central bank monetary policy worldwide. It would not mark the death knell for quantitative easing, but it could halt the progressive move to even lower negative interest rates that we see in Japan, Europe and Switzerland. It is becoming more obvious that negative interest rates inflict more damage than gain within the business models of financial intermediaries like banks and insurance companies.

With that in mind, we see the Bank of Japan and the European Central Bank (ECB) both declined to lower its deposit rates further into negative territory and each initiated a new twist to its forward guidance. The Bank of Japan is slowing its Japanese Government Bond purchases and targeting a zero rate on ten year government bonds. The ECB has floated a trial balloon suggesting a taper in its bond buying with an extension component added to the termination date of its stated Quantitative Easing. With all of this in motion, the Federal Reserve (“Fed”) has stated that the case for the next funds rate increase has strengthened over the summer. They have also opined that any further rate increases will be shallow and over a number of years.

As we look forward, many of the factors holding back economic growth seem to be firmly in place, while geo-political risks show no signs of abating. Unpredictable election results in the United States and Europe coupled with a nationalist and populist electoral surge hurt prospects for trade liberalization and economic cooperation. If we throw in the Brexit negotiations next year with the European Union and sprinkle in the Middle East conflict, South China Sea disputes and potential terrorism events, we have a recipe for monetary policy accommodation that lasts many years into the future.

This does not mean that interest rates cannot be moved higher, it just suggests that any increases will be modest, measured and well telegraphed. We have maintained a neutral bias on duration over the last year and feel this is still appropriate. It would

1

not surprise us to see a brief spurt of above trend growth for a few quarters as excess inventories have been worked off and the energy industry regains its footing. Were ten year rates to move back up to the 2.25% to 2.50% area, we would likely see that as a buying opportunity.

Portfolio Overview

The objective of the FCI Bond Fund (the “Fund”) is total return, comprised of both income and capital appreciation. The investment adviser seeks to accomplish this objective by adding value relative to a benchmark through the use of duration management, sector allocation and individual security selection initiatives.

The Fund was positioned for a more pro-cyclical growth environment and neutral interest rates and associated narrower corporate bond spreads during the fiscal year ended September 30, 2016. We believe the yield curve will flatten as the Fed continues its rate hiking cycle and have started positioning the Fund for that development. Our overweight to credit has served us well, but we have raised the bar for any further increases in this asset class.

Performance

For the fiscal year ended September 30, 2016, the Fund returned 3.78% compared to the Bloomberg Barclays Capital U.S. Intermediate Government/Credit Index’s return of 3.52% for the same period.

The major factors that positively affected the Fund’s out performance relative to the index for the fiscal year ended September 30, 2016, were the Income Effect, Sector / Quality Effect and Selection Effect. The Fund was overweight higher yielding securities and selected specific issues that outperformed the benchmark. The Fund’s duration effect was nearly equal to benchmark duration position and had a neutral impact on performance. The negative factor having the largest impact on performance was the premium amortization of the bonds.

2

Investment Results – (Unaudited)

Average Annual Total Returns*

(for the periods ended September 30, 2016)

	1 Year	5 Year	10 Year
FCI Bond Fund	3.78%	2.83%	4.12%
Bloomberg Barclays Capital U.S. Intermediate Government/Credit Bond Index®**	3.52%	2.45%	4.17%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated January 28, 2016 were 0.84% of average daily net assets (0.80% after fee waivers/expense reimbursements by Financial Counselors, Inc. (the “Adviser”)). The Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses, excluding: brokerage fees and commissions; borrowing costs (such as (i) interest and (ii) dividend expenses on securities sold short); taxes; any 12b-1 fees; any indirect expenses such as acquired fund fees and expenses; and extraordinary litigation expenses do not exceed 0.80% of the Fund’s average daily net assets through January 31, 2018, subject to the Adviser’s right of recoupment and rolling three year basis so long as such recoupments do not exceed the 0.80% cap. Additional information pertaining to the expense ratios as of September 30, 2016 can be found in the financial financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-877-627-8504. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would have been lower.

**	The Bloomberg Barclays Capital U.S. Intermediate Government/Credit Bond Index® is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes

3

and fees. The Index is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling 1-877-627-8504. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA.

4

Investment Results – (Unaudited) – (continued)

Comparison of the Growth of a $250,000 Investment in the FCI Bond Fund and the Bloomberg Barclays Capital U.S. Intermediate Government/Credit Bond Index®

The chart above assumes an initial investment of $250,000 made on October 1, 2006 for the Fund and held through September 30, 2016. The Bloomberg Barclays Capital U.S. Intermediate Government/Credit Bond Index® is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-627-8504. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA.

5

Fund Holdings – (Unaudited)

1As	a percent of net assets.

The investment objective of the FCI Bond Fund is total return, comprised of both income and capital appreciation.

Portfolio holdings are subject to change.

Availability of Portfolio Schedule – (Unaudited)

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available at the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6

FCI BOND FUND

SCHEDULE OF INVESTMENTS

September 30, 2016

CORPORATE BONDS – 59.35%	Principal Amount	Fair Value
Corporate Bonds – Domestic – 54.38%
21st Century Fox America, Inc., 4.500%, 2/15/2021	$800,000	$887,953
Agilent Technologies, Inc., 5.000%, 7/15/2020	300,000	333,585
American International Group, Inc., 5.850%, 1/16/2018	1,075,000	1,134,474
Anheuser-Busch InBev Worldwide, Inc., 7.750%, 1/15/2019	75,000	85,365
Anthem, Inc., 2.375%, 2/15/2017	500,000	501,786
Applied Materials, Inc., 4.300%, 6/15/2021	225,000	250,473
Associates Corp. of North America, 6.950%, 11/1/2018	200,000	220,365
Bank of America Corp., 6.875%, 4/25/2018	500,000	539,630
Bank of America Corp., 5.650%, 5/1/2018	1,000,000	1,061,169
BB&T Corp., 1.450%, 1/12/2018	500,000	501,345
BlackRock, Inc., 5.000%, 12/10/2019	500,000	554,961
Capital One Financial Corp., 6.750%, 9/15/2017	500,000	523,868
CareFusion Corp., 1.450%, 5/15/2017	310,000	310,702
Celgene Corp., 3.625%, 5/15/2024	500,000	527,111
Citigroup, Inc., 5.375%, 8/9/2020	550,000	617,268
CVS Health Corp., 1.900%, 7/20/2018	680,000	686,882
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 5.450%, 6/15/2023 (a)	400,000	429,173
Discover Financial Services, 5.200%, 4/27/2022	475,000	523,590
Fifth Third Bank, 2.250%, 6/14/2021	400,000	406,947
Ford Motor Credit Co LLC, 3.000%, 6/12/2017	900,000	909,666
General Electric Capital Corp., 6.000%, 8/7/2019	150,000	169,558
Goldman Sachs Group, Inc./The, 5.375%, 3/15/2020	1,025,000	1,135,921
Goldman Sachs Group, Inc./The, Series D, 6.000%, 6/15/2020	400,000	455,328
Hartford Financial Services Group, Inc., 5.375%, 3/15/2017	175,000	178,170
Huntington National Bank/The, 5.375%, 2/28/2019	250,000	257,231
Intuit, Inc., 5.750%, 3/15/2017	250,000	255,113
JPMorgan Chase & Co., 6.000%, 1/15/2018	1,225,000	1,294,472
Juniper Networks, Inc., 4.600%, 3/15/2021	625,000	677,557
Keycorp, 2.300%, 12/13/2018	680,000	691,038

See accompanying notes which are an integral part of these financial statements.

7

FCI BOND FUND

SCHEDULE OF INVESTMENTS – (continued)

September 30, 2016

CORPORATE BONDS – 59.35%– continued	Principal Amount	Fair Value
Corporate Bonds – Domestic – 54.38%– continued
Lazard Group LLC, 6.850%, 6/15/2017	$50,000	$51,597
McDonald’s Corp., 3.700%, 1/30/2026	98,000	105,637
MetLife, Inc., Series A, 6.817%, 8/15/2018	510,000	560,220
Morgan Stanley, 5.500%, 7/28/2021	656,000	748,987
National Oilwell Varco Inc., 2.600%, 12/1/2022	450,000	425,302
Prudential Financial, Inc., Series 7.375%, 6/15/2019	400,000	460,670
Raymond James Financial Inc., 3.625%, 9/15/2026	450,000	458,251
Schlumberger Investment, 3.650%, 12/1/2023	450,000	487,360
SunTrust Banks, Inc., 6.000%, 9/11/2017	400,000	416,339
Synchrony Financial, 3.750%, 8/15/2021	500,000	526,488
Time Warner, Inc., 3.400%, 6/15/2022	800,000	852,085
Verizon Communications, Inc., 2.450%, 11/1/2022	600,000	610,184
Wells Fargo & Co., 2.550%, 12/7/2020	500,000	510,114
Wells Fargo & Co., 5.625%, 12/11/2017	200,000	209,897

TOTAL CORPORATE BONDS – DOMESTIC (Cost $21,831,559)		22,543,832

Corporate Bonds – Foreign – 4.97%

Corporate Bonds – Australia – 0.92%
Westpac Banking Corp., 4.875%, 11/19/2019	350,000	383,835

Corporate Bonds – Canada – 1.17%
Canadian Pacific Railway Co., 6.500%, 5/15/2018	31,000	33,452
Encana Corp., 3.900%, 11/15/2021	450,000	452,016

		485,468

Corporate Bond – Isle of Man – 0.88%
AngloGold Ashanti Holdings PLC, 5.125%, 8/1/2022	350,000	364,340

Corporate Bonds – Netherlands – 1.08%
Deutsche Telekom International Finance BV, 6.000%, 7/8/2019	400,000	447,835

See accompanying notes which are an integral part of these financial statements.

8

FCI BOND FUND

SCHEDULE OF INVESTMENTS – (continued)

September 30, 2016

CORPORATE BONDS – 59.35%– continued	Principal Amount	Fair Value
Corporate Bonds – United Kingdom – 0.92%
Rio Tinto Finance USA PLC, 2.250%, 12/14/2018	$375,000	$380,538

TOTAL CORPORATE BONDS – FOREIGN (Cost $2,017,205)		2,062,016

TOTAL CORPORATE BONDS (Cost $23,848,764)		24,605,848

U.S. TREASURY OBLIGATIONS – 27.96%
United States Treasury Note, 2.250%, 7/31/2021	775,000	814,128
United States Treasury Note, 1.750%, 4/30/2022	1,000,000	1,025,605
United States Treasury Note, 2.500%, 8/15/2023	500,000	535,752
United States Treasury Note, 2.750%, 2/15/2024	3,710,000	4,048,972
United States Treasury Note, 2.250%, 11/15/2024	300,000	316,805
United States Treasury Note, 2.000%, 2/15/2025	600,000	621,445
United States Treasury Note, 2.125%, 5/15/2025	1,650,000	1,725,379
United States Treasury Note, 1.625%, 2/15/2026	1,745,000	1,748,375
United States Treasury Note, 2.625%, 11/15/2020	510,000	541,497
United States Treasury Note, 3.625%, 8/15/2019	200,000	215,562

TOTAL U.S. TREASURY OBLIGATIONS (Cost $11,273,768)		11,593,520

U.S. GOVERNMENT AGENCIES – 5.78%
Federal Home Loan Banks, 2.000%, 11/28/2029	200,000	201,088
Federal National Mortgage Association, 1.500%, 8/10/2021	600,000	598,436
Federal National Mortgage Association, 1.500%, 8/24/2021	795,000	794,068
Federal National Mortgage Association, 1.500%, 3/30/2026	800,000	800,454

TOTAL U.S. GOVERNMENT AGENCIES (Cost $2,392,457)		2,394,046

U.S. GOVERNMENT MORTGAGE BACKED AGENCIES – 4.35%
Federal Home Loan Mortgage Corporation, Pool #A57160, 5.500%, 2/1/2037	28,137	31,571
Federal National Mortgage Association, Pool #832648, 5.000%, 9/1/2035	24,393	27,144

See accompanying notes which are an integral part of these financial statements.

9

FCI BOND FUND

SCHEDULE OF INVESTMENTS – (continued)

September 30, 2016

U.S. GOVERNMENT MORTGAGE BACKED AGENCIES – 4.35% – continued	Principal Amount	Fair Value
Federal National Mortgage Association, Pool #832949, 5.000%, 9/1/2035	$23,408	$26,065
Federal National Mortgage Association, Pool #745133, 5.500%, 11/1/2035	43,202	49,104
Federal National Mortgage Association, Pool #845549, 5.500%, 1/1/2036	59,352	68,358
Federal National Mortgage Association, Pool #878104, 5.500%, 4/1/2036	16,888	19,035
Federal National Mortgage Association, Pool #MA0918, 4.000%, 12/1/2041	491,231	529,485
Federal National Mortgage Association, Pool #AB4300, 3.500%, 1/1/2042	361,043	382,552
Federal National Mortgage Association, Pool #AI8577, 3.000%, 8/1/2042	640,933	667,949

TOTAL U.S. GOVERNMENT MORTGAGE BACKED AGENCIES (Cost $1,737,952)		1,801,263

PREFERRED STOCKS – 0.10%	Shares
Federal National Mortgage Association, Series S, 8.250%	12,000	42,120

TOTAL PREFERRED STOCKS (Cost $300,000)		42,120

MONEY MARKET SECURITIES – 1.76%
Fidelity Institutional – Government Portfolio – Class I, 0.27% (b)	730,504	730,504

TOTAL MONEY MARKET SECURITIES (Cost $730,504)		730,504

TOTAL INVESTMENTS – 99.30% (Cost $40,283,445)		41,167,301

Other Assets in Excess of Liabilities – 0.70%		290,472

NET ASSETS – 100.00%		$41,457,773

(a)	Security exempt from registration under Rule 144A of Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Rate disclosed is the seven day effective yield as of September 30, 2016.

See accompanying notes which are an integral part of these financial statements.

10

FCI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2016

Assets
Investments in securities at fair value (cost $40,283,445)	$41,167,301
Receivable for fund shares sold	23,886
Dividends and interest receivable	305,242
Prepaid expenses	8,491

Total Assets	41,504,920

Liabilities
Payable for fund shares redeemed	4,099
Payable to Adviser	8,061
Payable to administrator, fund accountant, and transfer agent	5,737
Payable to trustees	2,750
Other accrued expenses	26,500

Total Liabilities	47,147

Net Assets	$41,457,773

Net Assets consist of:
Paid-in capital	$40,570,125
Accumulated undistributed net investment income	39,269
Accumulated undistributed net realized loss from investments	(35,477)
Net unrealized appreciation on investments	883,856

Net Assets	$41,457,773

Shares outstanding (unlimited number of shares authorized, no par value)	3,918,709

Net asset value (“NAV”) and offering price per share	$10.58

Redemption price per share (NAV * 99%) (a)	$10.47

(a)	The Fund charges a 1.00% redemption fee on shares redeemed in 60 days or less of purchase. Share are redeemed at the NAV if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

11

FCI BOND FUND

STATEMENT OF OPERATIONS

For the year ended September 30, 2016

Investment Income
Interest income	$1,118,605
Dividend income	1,024

Total investment income	1,119,629

Expenses
Investment Adviser	169,580
Administration	33,885
Legal	29,613
Fund accounting	21,101
Audit	17,801
Transfer agent	15,002
Trustee	12,088
CCO	10,099
Registration	8,859
Pricing	7,967
Report printing	7,529
Custodian	6,486
Insurance	4,174
Miscellaneous	27,595

Total expenses	371,779

Fees waived by Adviser	(32,926)

Net operating expenses	338,853

Net investment income	780,776

Net Realized and Unrealized Gain on Investments
Net realized gain on investment securities transactions	210,598
Net change in unrealized appreciation of investment securities	563,302

Net realized and unrealized gain on investments	773,900

Net increase in net assets resulting from operations	$1,554,676

See accompanying notes which are an integral part of these financial statements.

12

FCI BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$780,776	$862,025
Net realized gain on investment securities transactions	210,598	297,787
Net change in unrealized appreciation (depreciation) of investment securities	563,302	(406,220)

Net increase in net assets resulting from operations	1,554,676	753,592

Distributions
From net investment income	(797,043)	(874,261)

Total distributions	(797,043)	(874,261)

Capital Transactions
Proceeds from shares sold	6,293,980	5,446,273
Reinvestment of distributions	64,044	72,092
Amount paid for shares redeemed	(10,079,003)	(9,333,601)

Net decrease in net assets resulting from capital transactions	(3,720,979)	(3,815,236)

Total Decrease in Net Assets	(2,963,346)	(3,935,905)

Net Assets
Beginning of year	44,421,119	48,357,024

End of year	$41,457,773	$44,421,119

Accumulated undistributed net investment income	$39,269	$46,736

Share Transactions
Shares sold	600,340	521,629
Shares issued in reinvestment of distributions	6,139	6,940
Shares redeemed	(964,312)	(894,649)

Net decrease in shares outstanding	(357,833)	(366,080)

See accompanying notes which are an integral part of these financial statements.

13

FCI BOND FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,
	2016	2015	2014	2013	2012
Selected Per Share Data:
Net asset value, beginning of year	$10.39	$10.42	$10.39	$10.79	$10.43

Investment operations:
Net investment income	0.20	0.20	0.20	0.20	0.31
Net realized and unrealized gains (losses)	0.19	(0.03)	0.07	(0.29)	0.42

Total from investment operations	0.39	0.17	0.27	(0.09)	0.73

Less distributions:
From net investment income	(0.20)	(0.20)	(0.20)	(0.19)	(0.32)
From net realized gain	–	–	(0.04)	(0.12)	(0.05)

Total distributions	(0.20)	(0.20)	(0.24)	(0.31)	(0.37)

Paid in capital from redemption fees	–	–	–	–	– (a)

Net asset value, end of year	$10.58	$10.39	$10.42	$10.39	$10.79

Total Return (b)	3.78%	1.61%	2.58%	(0.83)%	7.17%
Ratios and Supplemental Data:
Net assets, end of year (000)	$41,458	$44,421	$48,357	$49,114	$58,025
Ratio of expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of expenses to average net assets before reimbursement/recoupment	0.88%	0.84%	0.81%	0.77%	0.88%
Ratio of net investment income to average net assets	1.84%	1.83%	1.85%	1.82%	2.93%
Portfolio turnover rate	29%	33%	42%	72%	66%

(a)	Redemption fees resulted in less than $0.005 per share in each period.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of these financial statements.

14

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2016

NOTE 1. ORGANIZATION

The FCI Bond Fund (“the Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on June 13, 2005. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (“the Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on October 4, 2005. The investment adviser to the Fund is Financial Counselors, Inc. (the “Adviser”). The Fund seeks to provide total return, comprised of both income and capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investments Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

15

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2016

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

As of and during the fiscal year ended September 30, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended September 30, 2016, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Board in such a manner as the Board determines to be fair and equitable.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on a quarterly basis. The Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The financial reporting treatment of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund. For the year ended September 30, 2016, the Fund made the following reclassifications to increase/(decrease) the components of net assets:

Paid in Capital	Net Investment Income	Realized Gain (Loss) on Investments
$–	$8,800	$(8,800)

16

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2016

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is most significant to the fair value measurement in its entirety.

17

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2016

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities are categorized as Level 1 securities.

Debt securities are valued by using the mean between the closing bid and asked prices provided by a pricing service. If the closing bid and asked prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, may be valued by using the amortized cost method of valuation, unless it is determined that such practice does not approximate fair market value. These securities will be classified as Level 2 securities.

18

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2016

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used at September 30, 2016, in valuing the Fund’s investments:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Domestic Corporate Bonds	$–	$22,543,832	$–	$22,543,832
Foreign Corporate Bonds	–	2,062,016	–	2,062,016
U.S. Treasury Obligations	–	11,593,520	–	11,593,520
U.S. Government Agencies	–	2,394,046	–	2,394,046
U.S. Government Mortgage Backed Agencies	–	1,801,263	–	1,801,263
Preferred Stocks	42,120	–	–	42,120
Money Market Securities	730,504	–	–	730,504
Total	$772,624	$40,394,677	$–	$41,167,301

The Fund did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no

19

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2016

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

reconciliation of Level 3 securities is included for this reporting period. During the fiscal year ended September 30, 2016, the Fund had no transfers between Levels. The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement between the Trust and the Adviser with respect to the Fund (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.40% of the Fund’s average daily net assets. For the fiscal year ended September 30, 2016, the Adviser earned fees of $169,580 from the Fund. At September 30, 2016, the Adviser was owed $8,061 from the Fund.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary litigation expenses, and any indirect expenses (such as fees and expenses of other investment companies acquired by the Fund) do not exceed 0.80% of the Fund’s average daily net assets through January 31, 2018.

Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the above referenced expense limitation. The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at September 30, 2016, were as follows:

Amount	Subject to Repayment Until September 30,
$11,047	2017
19,103	2018
32,926	2019

The Trust retains Ultimus Asset Services, LLC (“Ultimus”) to provide the Fund with administration, accounting, transfer agent and compliance services, including all

20

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2016

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

regulatory reporting. For the year ended September 30, 2016, Ultimus earned fees of $33,885 for administration services, $15,002 for transfer agent services, and $21,101 for fund accounting services. At September 30, 2016, the Fund owed Ultimus $5,737 for such services.

Certain officers of the Trust are employees of Ultimus. Unified Financial Securities, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. Both Ultimus and the Distributor operate as wholly owned subsidiaries of Ultimus Fund Solutions, LLC. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor.

Huntington National Bank is the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian.

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended September 30, 2016, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases
U.S. Government Obligations	$9,709,431
Other	2,270,982
Sales
U.S. Government Obligations	$7,889,615
Other	7,383,599

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a) (9) of the Investment Company Act of 1940. At September 30, 2016, affiliated entities of Midwest Trust Company, affiliates of the Adviser, for the benefit of its customers, owned 98.37% of the Fund. As a result, Midwest Trust Company may be deemed to control the Fund.

21

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2016

NOTE 7. FEDERAL TAX INFORMATION

As of September 30, 2016, the net unrealized appreciation of investments for tax purposes was as follows:

Gross appreciation	$1,148,812
Gross depreciation	(265,195)

Net appreciation on investments	$883,617

At September 30, 2016, the aggregate cost of securities for federal income tax purposes was $40,283,684 for the Fund.

The tax characterization of distributions for the fiscal years ended September 30, 2016 and September 30, 2015 was as follows:

	2016	2015
Distributions paid from:
Ordinary income*	$797,043	$874,261
Long-term capital gain	–	–

Total Distributions	$797,043	$874,261

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

At September 30, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$39,269
Accumulated capital and other losses	(35,238)
Net unrealized appreciation	883,617

$887,648

As of September 30, 2016, the Fund had short-term capital loss carryforwards available to offset future gains and not subject to expiration in the amount of $35,238.

22

FCI BOND FUND

NOTES TO THE FINANCIAL STATEMENTS – continued

September 30, 2016

NOTE 8. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since September 30, 2016, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of FCI Bond Fund and

Board of Trustees of Unified Series Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of FCI Bond Fund (the “Fund”), a series of Unified Series Trust, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FCI Bond Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 28, 2016

24

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning and held for the six month period, April 1, 2016 to September 30, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During Period* April 1, 2016 – September 30, 2016
Actual	$1,000.00	$1,019.30	$4.04
Hypothetical**	$1,000.00	$1,021.00	$4.04

*	Expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
**	Assumes a 5% return before expenses.

25

Trustees and Officers – (Unaudited)

GENERAL QUALIFICATIONS. The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 69) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present

Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Chairman and Founder, Constitution Education Foundation since February 2011.

Previous: Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. a full service trust company, from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of investment committee for the Diana Davis Spencer Foundation from October 2011 to May 2014.

Stephen A. Little (Age – 70) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	Current: President and founder of The Rose, Inc., a registered investment advisor, since April 1993.

26

Trustees and Officers – (Unaudited) – (continued)

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Daniel J. Condon (Age – 66) Independent Trustee, December 2002 to present

Current: Executive Advisor of Standard Steel, LLC, a manufacturer of forged steel wheels and axles, since January 2016; Director and Vice President of Standard Steel Holdings Co., a holding company which owns Standard Steel, LLC, since January 2015; Director of International Crankshaft, Inc. since 2004.

Previous: Chief Executive Officer of Standard Steel LLC from August 2011 to January 2016; Director of Steel Wheels Acquisition Corp. and Standard Steel, Inc., both holding companies which, through subsidiaries, produced steel wheels and axles, from August 2011 to December 2014; President and Chief Executive Officer of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Chairman of SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.

Ronald C. Tritschler (Age – 64) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial, a full-service bank, since 1998.

Previous: Chairman, Bluegrass Tomorrow, nonprofit organization, and Chairman of The Lexington Convention and Visitors’ Bureau.

27

Trustees and Officers – (Unaudited) – (continued)

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (Age – 67) Independent Trustee, May 2008 to present	Current: Executive Vice President and Chief Officer, Corporate Development for Global Trust Company, a nondepository trust company, since 2008, Advisors Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc., a provider of retirement and charitable services products, since February 2003 and Savings Banks Employees Retirement Association, a provider of qualified retirement benefit plans, since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

*	The address for each trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	The Trust currently consists of 14 series.

The following table provides information regarding the interested Trustee and the Officers of the Trust.

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age – 61)*** Trustee, November 2007 to present	Current: Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

28

Trustees and Officers – (Unaudited) – (continued)

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Dave Carson (Age – 58) President, January 2016 to present

Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC since 2013; President, Ultimus Managers Trust (“UMT”) since October 2013; Principal Executive Officer, UMT since October 2014.

Previous: Vice President, UMT (April 2013 to October 2013); Chief Compliance Officer, The Huntington Funds (2005 to 2013), The Flex-Funds (2006 to 2011), Meeder Financial (2007 to 2011), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013).

Bo Howell (Age – 35) Vice President and Secretary, January 2016 to present

Current: V.P., Director of Fund Administration for Ultimus Fund Solutions, LLC since 2014; Secretary, UMT since 2015.

Previous: Assistant Secretary, UMT (2014); Counsel – Securities and Mutual Funds for Western & Southern Financial Group (2012 to 2014); U.S. Securities and Exchange Commission, Senior Counsel (2009 to 2012).

29

Trustees and Officers – (Unaudited) – (continued)

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
John C. Swhear (Age – 55) Vice President, January 2016 to present

Current: Assistant Vice President and Associate Director of Compliance, Ultimus Fund Solutions, LLC since 2015; Chief Compliance Officer, Unified Financial Securities, LLC since May 2007; Chief Compliance Officer and AML Officer, Capitol Series Trust since September 2013; Chief Compliance Officer, AML Officer and Vice President, Valued Advisers Trust since May 2007.

Previous: Vice President of Legal Administration, Compliance and Risk for Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC), the Trust’s administrator, (April 2007 to December 2015), Director since May 2014; President, Unified Series Trust (March 2012 to January 2016); Senior Vice President of Unified Series Trust (May 2007 to August 2013); Secretary of Huntington Funds (April 2010 to February 2012).

Zachary Richmond (Age – 36) Treasurer and Chief Financial Officer, November 2014 to present

Current: Assistant Vice President, Associate Director of Financial Administration since December 2015; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015.

Previous: Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015); Interim Treasurer and Chief Financial Officer of Unified Series Trust (August 2014 to November 2014); Assistant Treasurer of Unified Series Trust (May 2011 to August 2014).

30

Trustees and Officers – (Unaudited) – (continued)

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Lynn E. Wood (Age – 69) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October 2004.

*	The address for each trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	The Trust currently consists of 14 series.

***	Ms. Kelly may be deemed an interested trustee because she is an officer of an entity that until December 31, 2015 was under common control with Unified Financial Securities, LLC, the Trust’s distributor. The Board reviewed and approved this arrangement.

31

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request. You may call toll-free at (877) 627-8504 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at (877) 627-8504 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Daniel J. Condon

Kenneth G.Y. Grant

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond, Treasurer and     Chief Financial Officer

Lynn E. Wood, Chief Compliance     Officer

Bo Howell, Secretary

INVESTMENT ADVISER

Financial Counselors, Inc.

442 West 47th Street

Kansas City, MO 64112

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

32

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

IRON Funds

Management Discussion of Fund Performance (Unaudited)

Markets

Over the past year volatility has generally remained relatively low, however we have seen periods of heightened volatility associated with falling oil prices, Brexit, fears relating to China’s economy and speculation around the Fed’s rate decisions. Even with all this uncertainty, the global economy still appears to be holding up. While defaults related to the energy sector have increased, on the whole, default rates are relatively low and are expected to remain this way for the foreseeable future. Fundamentally, credit markets continue to look strong. Despite low economic growth, equity markets continue to trade near all-time highs. We believe this is a direct result of low yields and a lack of alternative investment options available to investors.

The Iron Equity Premium Income Fund

The Iron Equity Premium Income Fund’s (“Fund”) Institutional share class returned 3.41% for the fiscal year ending September 30, 2016, compared to its benchmark, the CBOE S&P 500 Buywrite Index (BXM), return of 3.89%. During the same period the investor share class returned 3.12%. The Fund (Institutional share class) slightly underperformed its benchmark by 47 basis points because the benchmark Index writes at the money options with higher premiums, thus sacrificing potential upside gains, and the broader equity market had relatively muted gains over the course of the fiscal year, which hampered our ability to capture upside. The Fund’s goal is to fully utilize the main driver of performance, the underlying security, to take advantage of the long term upward trend. Over full market cycles, it is the underlying equity that drives total return and not the option premiums.

Volatility, as measured by the VIX Index, averaged 16.6 over the fiscal year which is significantly lower than its long term average of 20. After the selloff of just over 12% for the S&P 500 for the first two months of 2016, the VIX closed above 20 only six days for the rest of the fiscal year. Furthermore from July 8, 2016 to August 8, 2016 the S&P 500 failed to move on a daily basis more than 1% in either direction. This lack of volatility has led to lower option premiums.

The ability to actively manage and adjust our option positions has permitted us to write 14 options vs the BXM’s 11 options written. Moreover, only 4 of our options ended in the money as opposed to the BXM, which rolled 7 options in the money. We believe the ability to actively manage the Fund’s options positions will allow the Fund to capture a greater percentage of the upside return of the S&P 500 versus the static management of the BXM over time.

The Iron Strategic Income Fund

The Iron Strategic Income Fund’s (“Fund”) Institutional share class returned 3.85% for the fiscal year ended September 30, 2016, compared to its benchmark, the Credit Suisse Hedge Fund Index (“Benchmark”) return of -0.03%. During the same period the

IRON Funds

Management Discussion of Fund Performance (Unaudited) (continued)

Investor share class returned 3.54%. The Fund’s varying level of exposure to below investment grade fixed income was the main contributor to the Fund’s performance for the year. Our adjusted credit exposure lowered our volatility compared to the credit markets while still giving us the exposure necessary to participate in some of the credit market’s upside. After participating in the general market downswing that occurred during the first half of our fiscal year, our Benchmark was not able to generate the return necessary to keep pace with the Fund’s performance for the rest of the fiscal year. It was our ability to hedge that kept the Fund’s performance from falling as much as the credit markets during the sell off and following that, removing the hedges and increasing the Fund’s credit exposure enabled the Fund to take advantage of the rising tide in the credit markets. Our goal is to manage the Fund to produce the best possible risk adjusted return over long term market cycles. Since the inception of the Fund, we have maintained a higher Sharpe Ratio (0.89 vs. 0.62), lower volatility as measured by Standard Deviation (5.72% vs. 5.77%) and higher annualized total return (5.85% vs. 4.21%) than that of our Benchmark. The Fund also maintains a low correlation of 0.16 to the Bloomberg Barclays Aggregate Bond Index, a broad measure of the fixed income universe. Low correlation can help to provide portfolio diversification. Sharpe Ratio is calculated by using standard deviation and excess return to determine reward per unit of risk, while Standard Deviation depicts how widely a mutual fund’s returns have varied over a certain period of time.

Since inception, a key contributor to the Fund’s performance has been our ability to significantly limit volatility and drawdown while still producing attractive returns (drawdown can be described as the largest percentage decline from peak to trough). For example, by strategically adjusting our exposure to the market, we have been able to limit the Fund’s largest drawdown, which occurred in 2008, to -12.75% vs. -19.68% for the Benchmark. While it is our belief that an absolute return focused fixed income strategy provides investors with better risk adjusted returns over time, we understand this opportunity does not come without cost. Investing in an absolute return strategy can result in underperformance during a bull market.

Hedging the portfolio has been an important tool for the Fund since its inception. Derivatives and short positions are used to manage the Fund’s risk/return profile. Our derivatives use has primarily been in the form of buying protection on the Markit CDX North America High Yield Index and hedging our credit risk by selling total return swaps on high yield ETFs. This has proven to be a cost effective and expedient tool for reducing the Fund’s credit exposure rather than selling our current holdings. Our derivatives positions did detract from the Fund’s total return for the year; however, they accomplished their purpose of effectively hedging against credit risk and providing the benefit of lowering the Fund’s overall volatility.

IRON Funds

Management Discussion of Fund Performance (Unaudited) (continued)

Conclusion

As the Iron Strategic Income Fund turns 10 and the Iron Equity Premium Income Fund turns 1, it seems the one constant is ever changing markets. We continue to monitor the marketplace for risk and opportunity in an effort to provide consistent value.

Thank you for your business.

We appreciate the opportunity to serve your investment needs.

Aaron Izenstark Portfolio Manager	Danny Sternberg Portfolio Manager

Ted Connolly Portfolio Manager	Joe Fanaro Portfolio Manager

IRON Financial LLC

IRON STRATEGIC INCOME FUND

Performance Results (Unaudited)

Total Returns (a)

as of September 30, 2016

	One Year	Five Year	Since Inception (10/11/06)	Since Inception (2/2/09)
IRON Strategic Income Fund
Institutional Class	3.85%	3.99%	5.85%	N/A
Investor Class	3.54%	3.63%	N/A	6.75%
Credit Suisse Hedge Fund Index (b)	-0.03%	4.25%	4.21%	5.89%

Expense Ratios (c)
Institutional Class	Investor Class
1.57%	1.92%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-877-322-0575.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. Returns for periods less than one year are not annualized.

(b)	The Credit Suisse Hedge Fund Index is an asset weighted hedge fund index based only on funds with over $50 million under management, a 12-month track record and audited financial statements. The index is calculated and rebalanced on a monthly basis, and reflects performance net of all hedge fund component performance fees and expenses. In addition, the “Since Inception” return for the Credit Suisse Hedge Fund Index is as of September 29, 2006 for the Institutional Class and January 31, 2009 for the Investor Class.

(c)	The expense ratios are from the Fund's prospectus dated January 28, 2016. Total Annual Fund Operating Expenses do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this prospectus. The Fund’s Financial Highlights reflect the operating expenses of the Fund and do not include the effect of Acquired Fund Fees and Expenses. Additional information pertaining to the Fund's expense ratios as of September 30, 2016 can be found on the financial highlights.

The Fund's investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA.

IRON STRATEGIC INCOME FUND

Performance Results – (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the

IRON Strategic Income Fund – Institutional Class

and Credit Suisse Hedge Fund Index (Unaudited)

This graph shows the value of a hypothetical initial investment of $10,000 made on October 11, 2006 for the Institutional Class (commencement of operations) and held through September 30, 2016. The performance of the Investor class will be less than the line shown for the Institutional class based on the differences in the fees paid by shareholders investing in the different classes. The “Since Inception” return for the Credit Suisse Hedge Fund Index is as of September 29, 2006 for the Institutional Class. The Credit Suisse Hedge Fund Index is an asset weighted hedge fund index based only on funds with over $50 million under management, a 12-month track record and audited financial statements. The index is calculated and rebalanced on a monthly basis, and reflects performance net of all hedge fund component performance fees and expenses. These performance figures include the change in value of the securities in the index plus the reinvestment of distributions and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted.

For more information on the IRON Strategic Income Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-877-322-0575. You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA/SIPC.

IRON EQUITY PREMIUM INCOME FUND

Performance Results (Unaudited) (continued)

Total Returns (a)

as of September 30, 2016

Since Inception (10/30/15)
IRON Equity Premium Income Fund
Institutional Class	3.41%
Investor Class	3.12%
CBOE S&P 500 BuyWrite Index (b)	3.89%

	Expense Ratios (c)
	Institutional Class	Investor Class
Gross	1.83%	2.18%
With Applicable Waivers	1.10%	1.45%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-877-322-0575.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. Returns for periods less than one year are not annualized.

(b)	The CBOE S&P 500 BuyWrite Index is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. A “Buy-Write” strategy generally is considered to be an investment strategy in which an investor buys a stock or a basket of stocks, and also writes covered call options that correspond to the stock or basket of stocks.

(c)	The expense ratios are from the Fund's prospectus dated January 28, 2016. The Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding brokerage fees and commissions; fees paid pursuant to the Administrative Services Plan (Investor Class only); borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; any 12b-1 fees; taxes; extraordinary expenses; and any indirect expenses, such as acquired fund fees and expenses) do not exceed 1.00% of the Fund’s average daily net assets through January 31, 2017. Any waiver or reimbursement by the adviser is subject to repayment by the Fund within three fiscal years; provided that the Fund is able to make the repayment without exceeding the 1.00% limitation. This expense cap may not be terminated prior to this date except by the Board of Trustees.Additional information pertaining to the Fund's expense ratios as of September 30, 2016 can be found on the financial highlights.

The Fund's investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA.

IRON EQUITY PREMIUM INCOME FUND

Performance Results – (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the

IRON Equity Premium Income Fund – Institutional Class

and CBOE S&P 500 BuyWrite Index (Unaudited)

This graph shows the value of a hypothetical initial investment of $10,000 made on October 30, 2015 for the Institutional Class (commencement of operations) and held through September 30, 2016. The performance of the Investor class will be less than the line shown for the Institutional class based on the differences in the fees paid by shareholders investing in the different classes. The “Since Inception” return for the CBOE S&P 500 BuyWrite Index is as of October 30, 2015 for the Institutional Class. The CBOE S&P 500 BuyWrite Index is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. A “Buy-Write” strategy generally is considered to be an investment strategy in which an investor buys a stock or a basket of stocks, and also writes covered call options that correspond to the stock or basket of stocks. These performance figures include the change in value of the securities in the index plus the reinvestment of distributions and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted.

For more information on the IRON Strategic Income Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-877-322-0575. You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA/SIPC.

IRON Funds

Fund Holdings – (Unaudited)

1	As a percent of net assets.

The investment objective of the IRON Strategic Income Fund is to maximize total return. Total return is comprised of both income and capital appreciation.

1	As a percent of net assets

The investment objective of the IRON Equity Premium Fund seeks to provide superior risk-adjusted total returns relative to the CBOE S&P 500 BuyWrite Index.

Portfolio holdings are subject to change.

IRON Funds

Availability of Portfolio Schedules – (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will be available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

IRON STRATEGIC INCOME FUND

Schedule of Investments	September 30, 2016

Convertible Notes – 10.07%	Principal Amount	Fair Value
Convertible Notes – Domestic – 9.68%
Ares Capital Corp., 4.750%, 1/15/2018	$500,000	$518,125
Brocade Communications Systems, Inc., 1.375%, 1/1/2020	500,000	495,938
Brookdale Senior Living, Inc., 2.750%, 6/15/2018	500,000	498,438
Ciena Corp., 3.750%, 10/15/2018 (a)	500,000	635,000
Cornerstone OnDemand, Inc., 1.500%, 7/1/2018	500,000	546,875
Hologic, Inc., 0.000%, 12/15/2043	500,000	614,375
IAS Operating Partnership LP, 5.000%, 3/15/2018 (a)	500,000	501,250
Insulet Corp., 2.000%, 6/15/2019	500,000	549,687
Live Nation Entertainment, Inc., 2.500%, 5/15/2019	500,000	544,062
Macquarie Infrastructure Corp., 2.875%, 7/15/2019	500,000	588,437
Meritage Homes Corp., 1.875%, 9/15/2032	500,000	500,313
Molina Healthcare, Inc., 1.625%, 8/15/2044	500,000	594,375
National Health Investors, Inc., 3.250%, 4/1/2021	500,000	573,750
NetSuite, Inc., 0.250%, 6/1/2018	500,000	554,375
NRG Yield, Inc., 3.500%, 2/1/2019 (a)	500,000	502,188
Old Republic International Corp., 3.750%, 3/15/2018	500,000	602,812
Prospect Capital Corp., 5.750%, 3/15/2018	500,000	517,500
SEACOR Holdings, Inc., 3.000%, 11/15/2028	500,000	407,500
Starwood Property Trust, Inc., 4.000%, 1/15/2019	500,000	566,875
Synchronoss Technologies, Inc., 0.750%, 8/15/2019	500,000	530,313
TiVo Solutions, Inc., 2.000%, 10/1/2021	500,000	500,000
Vector Group Ltd., 1.750%, 4/15/2020 (b)	500,000	572,187
Viavi Solutions, Inc., 0.625%, 8/15/2033	500,000	500,000
Vipshop Holdings Ltd., 1.500%, 3/15/2019	500,000	540,625
Web.com Group, Inc., 1.000%, 8/15/2018	500,000	477,188
WebMD Health Corp., 2.500%, 1/31/2018	500,000	521,563

		13,953,751

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	September 30, 2016

Convertible Notes (continued)	Principal Amount	Fair Value
Convertible Notes – Mexico – 0.39%
Cemex SAB de CV, 3.750%, 3/15/2018 (c)	$500,000	$563,750

Total Convertible Notes (Cost $13,842,095)		14,517,501

U.S. Treasury Obligations – 2.19%
United States Treasury Bill, 0.000%, 10/27/2016 (g)	3,000,000	2,999,634
United States Treasury Bill, 0.000%, 3/16/2017 (g)	150,000	149,723

Total U.S. Treasury Obligations (Cost $3,149,293)		3,149,357

Mutual Funds – 51.66%	Shares
American Beacon SiM High Yield Opportunities Fund	303,978	2,878,673
BlackRock High Yield Portfolio – BlackRock Class	230,925	1,757,338
Columbia High Yield Bond Fund – Class R5	1,543,382	4,522,108
Columbia Income Opportunities Fund – Class Z	314,923	3,105,137
Deutsche High Income Fund – Institutional Class	426,084	2,002,594
Eaton Vance High Income Opportunities Fund – Class I	1,549,507	6,957,288
Eaton Vance Income Fund of Boston – Institutional Class	998,225	5,719,832
Federated Institutional High-Yield Bond Fund – Institutional Class	719,612	7,116,965
Janus High-Yield Fund – Class I	190,581	1,604,693
Lazard US Corporate Income Portfolio – Institutional Class	525,192	2,568,188
Lord Abbett High Yield Fund – Class I	248,257	1,861,929
MainStay High Yield Corporate Bond Fund – Class I	910,713	5,245,706
PIA High Yield Fund	103,029	1,043,680
PIMCO High Yield Fund – Institutional Class	592,031	5,227,632
Principal High Yield Fund – Institutional Class	40,668	292,812
Prudential High Yield Fund – Class Q	1,693,161	9,244,659

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	September 30, 2016

Mutual Funds – (continued)	Shares	Fair Value
Vanguard High-Yield Corporate Fund – Admiral Shares	1,204,354	$7,069,556
Voya High Yield Bond Fund – Class I	778,118	6,248,291

TOTAL MUTUAL FUNDS (Cost $72,143,128)		74,467,081

Exchange-Traded Funds – 22.31%
iShares iBoxx $ High Yield Corporate Bond ETF (d)	95,800	8,359,508
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	25,000	2,487,500
PowerShares Fundamental High Yield Corporate Bond Portfolio (d)(e)	688,196	12,986,259
SPDR Barclays High Yield Bond ETF (d)	226,800	8,328,096

TOTAL EXCHANGE-TRADED FUNDS (Cost $31,983,986)		32,161,363

Money Market Securities (f)(g) – 18.75%
Federated Treasury Obligations Fund – Institutional Shares, 0.18%	3,645,996	3,645,996
Fidelity Institutional Money Market Treasury Only – Class I, 0.17%	3,645,996	3,645,996
First American Treasury Obligations Fund – Class Z, 0.22% (h)	16,093,480	16,093,480
Wells Fargo Treasury Plus Money Market Fund – Class I, 0.20%	3,645,996	3,645,996

TOTAL MONEY MARKET SECURITIES (Cost $27,031,468)		27,031,468

TOTAL INVESTMENTS – 104.98% (Cost $148,149,970)		151,326,770

Liabilities in excess of other assets – (4.98)%		(7,175,011)

NET ASSETS – 100.00%		$144,151,759

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Variable or Floating Rate Security. Rate disclosed is as of September 30, 2016.
(c)	Foreign corporate bond denominated in U.S. dollars.

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	September 30, 2016

(d)	All or a portion of the security was on loan as of September 30, 2016. The total value of securities on loan as of September 30, 2016 was $12,208,214.
(e)	A portion of this security may be deemed illiquid due to the Investment Company Act of 1940 provision stating that no issuer of any investment company security purchased or acquired by a registered investment company shall be obligated to redeem such security in an amount exceeding 1 per centum of such issuer’s total outstanding shares during any period of less than 30 days.
(f)	Rate disclosed is the seven day effective yield as of September 30, 2016.
(g)	All or a portion of these securities are held as collateral for outstanding swap agreements.
(h)	All or a portion of this security purchased with cash proceeds from securities on loan and serves as collateral for those securities as of September 30, 2016. The total value of collateral held for securities on loan was $12,447,484.

Total Return Swap Contracts
Counter Party	Reference Entry/ Obligation	Fund Pays	Fund Receives	Termination Date	Units	Notional Amount	Net Unrealized Gain/(Loss)
Nomura	iShares iBoxx $ High Yield Corporate Bond ETF	1-month USD LIBOR minus 300 basis points	Total Return	12/30/2016	160,000	$13,961,600	$116,121

						$13,961,600	$116,121

See accompanying notes which are an integral part of these financial statements.

IRON EQUITY PREMIUM INCOME FUND

Schedule of Investments	September 30, 2016

Exchange-Traded Funds – 98.14%	Shares	Fair Value
SPDR S&P 500 ETF Trust (a)	21,700	$4,693,710

TOTAL EXCHANGE-TRADED FUNDS (Cost $4,498,969)		4,693,710

Money Market Securities – 1.98%
Fidelity Institutional Money Market Funds Treasury Portfolio – Class I, 0.21% (b)	94,648	94,648

TOTAL MONEY MARKET SECURITIES (Cost $94,648)		94,648

TOTAL INVESTMENTS – 100.12% (Cost $4,593,617)		4,788,358

Written Call Options – (0.79)% (Premium Received $35,522)		(37,758)

Other Assets in Excess of Other Liabilities – 0.67%		32,181

NET ASSETS – 100.00%		$4,782,781

(a)	All or a portion of the security is held as collateral for written call options.
(b)	Rate disclosed is the seven day effective yield as of September 30, 2016.

See accompanying notes which are an integral part of these financial statements.

IRON EQUITY PREMIUM INCOME FUND

Schedule of Written Options	September 30, 2016

Written Call Options – (0.79)%	Outstanding Contracts	Fair Value
SPDR S&P 500 ETF Trust/October 2016/ Strike Price $218.00 (a)	(217)	$(37,758)

TOTAL WRITTEN CALL OPTIONS (Premiums Received $35,522)		$(37,758)

(a)	The call contract has a multiplier of 100 shares.

See accompanying notes which are an integral part of these financial statements.

IRON Funds

Statements of Assets and Liabilities	September 30, 2016

	IRON Strategic Income Fund		IRON Equity Premium Income Fund
Assets
Investments in securities at fair value (cost $148,149,970 and $4,593,617), including $12,208,214 and $0 of securities on loan	$151,326,770	(a)	$4,788,358
Cash held at broker	37,950		—
Receivable for fund shares sold	847,576		—
Receivable for investments sold	4,996,479		—
Dividends and interest receivable	314,871		23,492
Unrealized gain on swap contracts	116,121		—
Receivable from Adviser	—		12,289
Receivable for net variation margin on futures contracts	9,618		—
Prepaid offering costs	—		4,952
Prepaid expenses	18,426		22,623

Total Assets	157,667,811		4,851,714

Liabilities
Written options, at fair value (premium received $0 and $35,522)	—		37,758
Payable for fund shares redeemed	6,101		—
Payable for investments purchased	871,971		—
Payable upon return of securities loaned	12,447,484		—
Payable to Adviser	119,949		—
Payable for 12b-1 fees, Investor Class	5,345		71
Payable for Administration Plan fees, Investor Class	688		9
Payable to administrator, fund accountant, and transfer agent	18,346		3,882
Payable to custodian	3,798		675
Payable to trustees	2,750		2,750
Other accrued expenses	39,620		23,788

Total Liabilities	13,516,052		68,933

Net Assets	$144,151,759		$4,782,781

See accompanying notes which are an integral part of these financial statements.

IRON Funds

Statements of Assets and Liabilities (continued)	September 30, 2016

	IRON Strategic Income Fund	IRON Equity Premium Income Fund
Net Assets consist of:
Paid-in capital	$163,779,876	$4,668,714
Accumulated undistributed net investment income	31,792	—
Accumulated undistributed net realized (loss) from investments	(22,952,830)	(78,438)
Net unrealized appreciation (depreciation) on:
Investment securities	3,176,800	194,741
Swap contracts	116,121	—
Written options	—	(2,236)

Net Assets	$144,151,759	$4,782,781

Net Assets: Institutional Class	$135,780,048	$4,671,206

Shares outstanding (unlimited number of shares authorized, no par value)	12,889,243	457,038

Net asset value and offering price per share	$10.53	$10.22

Redemption price per share (NAV * 99%) (b)	$10.42	$10.12

Net Assets: Investor Class	$8,371,711	$111,575

Shares outstanding (unlimited number of shares authorized, no par value)	789,199	10,919

Net asset value and offering price per share	$10.61	$10.22

Redemption price per share (NAV * 99%) (b)	$10.50	$10.12

(a)	Investments include securities purchased with cash proceeds from securities loaned.
(b)	The Fund charges a 1.00% redemption fee on shares redeemed within 30 days of purchase.

See accompanying notes which are an integral part of these financial statements.

IRON Funds

Statements of Operations	For the Year Ended September 30, 2016

	IRON Strategic Income Fund	IRON Equity Premium Income Fund (a)
Investment Income
Dividend income	$6,943,411	$107,849
Interest income	431,680	—
Income from securities loaned	134,895	—

Total Investment Income	7,509,986	107,849

Expenses
Investment Adviser	1,753,028	40,905
Administration plan, Investor Class	9,495	90
12b-1, Investor Class	23,738	226
Administration	136,331	34,386
Fund accounting	62,859	25,205
Transfer agent	33,069	25,874
Legal	47,728	25,552
Registration	36,128	15,052
Custodian	15,546	3,135
Audit	22,300	18,300
Trustee	11,587	15,242
Insurance	22,843	2,762
Pricing	7,470	560
Report printing	28,320	3,840
Offering	—	54,288
Organizational	—	6,438
CCO	9,949	8,298
Miscellaneous	42,652	16,282

Total Expenses	2,263,043	296,435
Fees waived and expenses reimbursed by Adviser	—	(184,484)
Fees reduced by Administrator	—	(66,082)

Net operating expenses	2,263,043	45,869

Net investment income	5,246,943	61,980

See accompanying notes which are an integral part of these financial statements.

IRON Funds

Statements of Operations (continued)	For the Year Ended September 30, 2016

	IRON Strategic Income Fund	IRON Equity Premium Income Fund (a)
Net Realized and Unrealized Gain (Loss) on Investments
Long term capital gain distributions from investment companies	$49,529	$—
Net realized gain (loss) on:
Investment securities	(12,213,659)	(29,694)
Swap contracts	(956,167)	—
Written options	—	(48,744)
Futures contracts	(66,361)	—
Change in unrealized appreciation (depreciation) on:
Investment securities	16,246,469	194,741
Swap contracts	(2,928,159)	—
Written options	—	(2,236)

Net realized and unrealized gain (loss) on investment securities, swap contracts, written options and futures contracts	131,652	114,067

Net increase in net assets resulting from operations	$5,378,595	$176,047

(a)	For the period October 30, 2015 (commencement of operations) to September 30, 2016.

See accompanying notes which are an integral part of these financial statements.

IRON Funds

Statements of Changes in Net Assets

	IRON Strategic Income Fund		IRON Equity Premium Income Fund
	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Period Ended September 30, 2016 (a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$5,246,943	$9,527,399	$61,980
Long term capital gain distributions from investment companies	49,529	1,691,971	—
Net realized gain (loss) on investment securities, swap contracts, written options and futures contracts	(13,236,187)	(10,832,442)	(78,438)
Change in unrealized appreciation (depreciation) on investment securities, swap contracts and written options	13,318,310	(12,296,403)	192,505

Net increase (decrease) in net assets resulting from operations	5,378,595	(11,909,475)	176,047

Distributions
From net investment income – Institutional Class	(4,999,453)	(8,172,668)	(61,915)
From net investment income – Investor Class	(248,399)	(494,986)	(980)
From net realized gains – Institutional Class	—	(8,246,403)	—
From net realized gains – Investor Class	—	(542,651)	—

Total distributions	(5,247,852)	(17,456,708)	(62,895)

See accompanying notes which are an integral part of these financial statements.

IRON Funds

Statements of Changes in Net Assets (continued)

	IRON Strategic Income Fund		IRON Equity Premium Income Fund
	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Period Ended September 30, 2016 (a)
Capital Transactions – Institutional Class
Proceeds from shares sold	$24,226,966	$59,561,006	$6,796,278
Reinvestment of distributions	4,608,765	14,944,520	61,915
Amount paid for shares redeemed	(123,287,496)	(195,456,053)	(2,297,355)
Proceeds from redemption fees (b)	312	5,040	141

Total Institutional Class	(94,451,453)	(120,945,487)	4,560,979

Capital Transactions – Investor Class
Proceeds from shares sold	1,133,819	11,972,122	125,016
Reinvestment of distributions	246,389	1,023,402	980
Amount paid for shares redeemed	(5,567,645)	(22,928,072)	(17,346)
Proceeds from redemption fees (b)	55	346	—

Total Investor Class	(4,187,382)	(9,932,202)	108,650

Net increase (decrease) in net assets resulting from capital transactions	(98,638,835)	(130,877,689)	4,669,629

Total Increase (Decrease) in Net Assets	(98,508,092)	(160,243,872)	4,782,781

Net Assets
Beginning of period	242,659,851	402,903,723	—

End of period	$144,151,759	$242,659,851	$4,782,781

Accumulated undistributed net investment income included in net assets at end of period	$31,792	$80,915	$—

See accompanying notes which are an integral part of these financial statements.

IRON Funds

Statements of Changes in Net Assets (continued)

	IRON Strategic Income Fund		IRON Equity Premium Income Fund
	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Period Ended September 30, 2016 (a)
Share Transactions – Institutional Class
Shares sold	2,323,105	5,412,629	680,618
Shares issued in reinvestment of distributions	448,280	1,370,655	6,200
Shares redeemed	(11,882,940)	(17,839,431)	(229,780)

Total Institutional Class	(9,111,555)	(11,056,147)	457,038

Share Transactions – Investor Class
Shares sold	107,596	1,069,313	12,588
Shares issued in reinvestment of distributions	23,761	93,119	98
Shares redeemed	(531,774)	(2,082,033)	(1,767)

Total Investor Class	(400,417)	(919,601)	10,919

Net increase (decrease) in shares outstanding	(9,511,972)	(11,975,748)	467,957

(a)	For the period October 30, 2015 (commencement of operations) to September 30, 2016.
(b)	The Fund charges a 1% redemption fee on shares redeemed within 30 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 30 calendar days.

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND – Institutional Class

Financial Highlights

For a share outstanding during each period

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
Selected Per Share Data:
Net asset value, beginning of year	$10.46	$11.45

Investment operations:
Net investment income (a)	0.32	0.34
Net realized and unrealized gain (loss)	0.07	(0.76)

Total from investment operations	0.39	(0.42)

Less distributions to shareholders:
From net investment income	(0.32)	(0.30)
Tax return of capital	—	—
From net capital gains	—	(0.27)

Total distributions	(0.32)	(0.57)

Paid in capital from redemption fees	— (c)	— (c)

Net asset value, end of year	$10.53	$10.46

Total Return (d)	3.85%	-3.75%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$135,780	$230,120
Ratio of expenses to average net assets (e)	1.28%	1.19%
Ratio of net investment income to average net assets (a) (e)	3.02%	2.98%
Portfolio turnover rate	673%	191%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Per share amounts calculated using average shares method.
(c)	Rounds to less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e)	These ratios exclude the impact of income and expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND – Institutional Class

Financial Highlights

For a share outstanding during each period

For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012

$11.47	$11.33	$11.13

0.48	0.52 (b)	0.52 (b)
(0.01)	0.04	0.68

0.47	0.56	1.20

(0.49)	(0.42)	(0.49)
—	—	(0.02)
—	—	(0.49)

(0.49)	(0.42)	(1.00)

— (c)	— (c)	— (c)

$11.45	$11.47	$11.33

4.14%	5.02%	11.22%

$378,785	$414,438	$488,713
1.15%	1.15%	1.13%

4.07%	4.51%	4.61%
45%	43%	72%

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND – Investor Class

Financial Highlights

For a share outstanding during each period

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
Selected Per Share Data:
Net asset value, beginning of year	$10.54	$11.53

Investment operations:
Net investment income (a)	0.30	0.31
Net realized and unrealized gain (loss)	0.06	(0.77)

Total from investment operations	0.36	(0.46)

Less distributions to shareholders:
From net investment income	(0.29)	(0.26)
Tax return of capital	—	—
From net capital gains	—	(0.27)

Total distributions	(0.29)	(0.53)

Paid in capital from redemption fees	— (c)	— (c)

Net asset value, end of year	$10.61	$10.54

Total Return (d)	3.54%	-4.08%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$8,372	$12,540
Ratio of expenses to average net assets (e)	1.63%	1.54%
Ratio of net investment income to average net assets (a) (e)	2.67%	2.61%
Portfolio turnover rate	673%	191%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Per share amounts calculated using average shares method.
(c)	Rounds to less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e)	These ratios exclude the impact of income and expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND – Investor Class

Financial Highlights

For a share outstanding during each period

For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012

$11.55	$11.41	$11.21

0.40	0.45 (b)	0.48 (b)
0.04	0.08	0.68

0.44	0.53	1.16

(0.46)	(0.39)	(0.45)
—	—	(0.02)
—	—	(0.49)

(0.46)	(0.39)	(0.96)

— (c)	— (c)	— (c)

$11.53	$11.55	$11.41

3.77%	4.60%	10.86%

$24,328	$14,154	$4,199
1.50%	1.49%	1.48%

3.64%	3.90%	4.26%
45%	43%	72%

See accompanying notes which are an integral part of these financial statements.

IRON EQUITY PREMIUM INCOME FUND – Institutional Class

Financial Highlights

For a share outstanding during the period

	For the Period Ended September 30, 2016 (a)
Selected Per Share Data:
Net asset value, beginning of period	$10.00

Investment operations:
Net investment income	0.12
Net realized and unrealized gain	0.22

Total from investment operations	0.34

Less distributions to shareholders:
From net investment income	(0.12)

Total distributions	(0.12)

Paid in capital from redemption fees	—	(b)

Net asset value, end of period	$10.22

Total Return (c)	3.41	%(d)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$4,671
Ratio of expenses to average net assets (e)	1.00	%(f)
Ratio of expenses to average net assets before waiver/reimbursement (e)	6.51	%(f)
Ratio of net investment income to average net assets (e)	1.36	%(f)
Portfolio turnover rate	42	%(d)

(a)	For the period October 30, 2015 (commencement of operations) to September 30, 2016.
(b)	Rounds to less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	These ratios exclude the impact of income and expenses of the underlying funds in which the Fund invests.
(f)	Annualized.

See accompanying notes which are an integral part of these financial statements.

IRON EQUITY PREMIUM INCOME FUND – Investor Class

Financial Highlights

For a share outstanding during the period

	For the Period Ended September 30, 2016 (a)
Selected Per Share Data:
Net asset value, beginning of period	$10.00

Investment operations:
Net investment income	0.10
Net realized and unrealized gain	0.21

Total from investment operations	0.31

Less distributions to shareholders:
From net investment income	(0.09)

Total distributions	(0.09)

Net asset value, end of period	$10.22

Total Return (b)	3.12	%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$112
Ratio of expenses to average net assets (d)	1.35	%(e)
Ratio of expenses to average net assets before waiver/reimbursement (d)	6.86	%(e)
Ratio of net investment income to average net assets (d)	1.15	%(e)
Portfolio turnover rate	42	%(c)

(a)	For the period October 30, 2015 (commencement of operations) to September 30, 2016.
(b)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	These ratios exclude the impact of income and expenses of the underlying funds in which the Fund invests.
(e)	Annualized.

See accompanying notes which are an integral part of these financial statements.

IRON Funds

Notes to the Financial Statements	September 30, 2016

NOTE 1. ORGANIZATION

The IRON Strategic Income Fund (the “Strategic Income Fund”) and the IRON Equity Premium Income Fund (the “Equity Premium Income Fund”) (each a “Fund” and, collectively the “Funds”) are each a diversified series of the Unified Series Trust (the “Trust”). The Strategic Income Fund commenced operations on October 11, 2006 and the Equity Premium Income Fund commenced operations on October 30, 2015. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. Each Fund is one of a series of funds currently authorized by the Board. The investment adviser to the Funds is IRON Financial, LLC (the “Adviser”). The investment objective of the IRON Strategic Income Fund is to maximize total return. Total return is comprised of both income and capital appreciation. The investment objective of the IRON Equity Premium Fund seeks to provide superior risk-adjusted total returns relative to the CBOE S&P 500 BuyWrite Index.

Each Fund currently offers two classes of shares, Institutional Class and Investor Class. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class and is entitled to such dividends and distributions out of income belonging to the applicable class as are declared by the Board. The primary difference between the two classes is attributable to the distribution and administrative service fee arrangements for the Investor Class. On matters that affect a Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Funds may offer additional classes of shares in the future.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

IRON Funds

Notes to the Financial Statements (continued)	September 30, 2016

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. Each Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

As of and during the year ended September 30, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Board in such a manner as the Board determine to be fair and equitable. Expenses attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses not specifically allocated to a class are allocated to each class based on the net assets of that class in relation to the relative net assets of each Fund.

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date for financial reporting purposes. The

IRON Funds

Notes to the Financial Statements (continued)	September 30, 2016

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income and capital gain distributions are recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – Each Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. Each Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains, if any, to its shareholders at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of each Fund. For the year ended September 30, 2016, the Funds made the following reclassifications to increase (decrease) the components of net assets:

Fund	Paid-In Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain from Investments
Strategic Income Fund	$ —	$(48,214)	$48,214
Equity Premium Fund	(915)	915	—

Security loans – Under the terms of the securities lending agreement with U.S. Bank, the Strategic Income Fund may make loans of its portfolio securities (in an amount up to 25% of Fund net assets) to parties such as broker-dealers, banks, or institutional

IRON Funds

Notes to the Financial Statements (continued)	September 30, 2016

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

investors. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. Furthermore, loans will only be made if, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk. In accordance with current positions of the staff of the SEC, the Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the fair value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in fair value; (5) the Fund may pay only reasonable fees in connection with the loan; and (6) the Fund must be able to vote proxies on the securities loaned as deemed appropriate by the Adviser, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation). At all times the margin of collateral to fair value of loaned securities shall be at least 102%. As of September 30, 2016, the Strategic Income Fund loaned securities having a fair value of $12,208,214 and received $12,447,484 of cash collateral for the loan from the following counterparties: Citigroup Global Markets, Inc., ING Financial Markets, LLC, J.P. Morgan Securities, Inc., Morgan Stanley & Co., LLC, National Financial Services, LLC, RBC Capital Markets, LLC, and SG Americas Securities, LLC. This cash was invested in money market securities.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

IRON Funds

Notes to the Financial Statements (continued)	September 30, 2016

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including exchange traded funds, that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the

IRON Funds

Notes to the Financial Statements (continued)	September 30, 2016

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are priced at the ending net asset value (“NAV”) provided by the service agent of the fund. These securities will be categorized as Level 1 securities.

Derivative instruments that the Funds invest in, such as swap agreements, are generally traded over-the-counter. The total return swaps the Fund invests in will generally be valued at the mean of bid and ask prices provided by a major total return swap pricing provider and will generally be classified as Level 2 securities.

Option contracts are generally valued using the closing price based on quoted data from the six major U.S. options exchanges on which such options are traded, and are typically categorized as Level 1 in the fair value hierarchy.

Debt securities, including convertible notes and U.S. Treasury obligations, are valued by using the mean between the closing bid and asked prices provided by a pricing service. If the closing bid and asked prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), may be valued by using the amortized cost method of valuation, which the Board has determined represents fair value. These securities will be classified as Level 2 securities.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded, and when the market is considered active, will generally be classified as Level 1 securities.

IRON Funds

Notes to the Financial Statements (continued)	September 30, 2016

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would be the amount which the fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Fair value pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2016:

Strategic Income Fund	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Convertible Notes*	$—	$14,517,501	$—	$14,517,501
U.S. Treasury Obligations	—	3,149,357	—	3,149,357
Mutual Funds	74,467,081	—	—	74,467,081
Exchange-Traded Funds	32,161,363	—	—	32,161,363
Money Market Securities	27,031,468	—	—	27,031,468
Total Return Swap Contracts**	—	116,121	—	116,121

Total	$133,659,912	$17,782,979	$—	$151,442,891

IRON Funds

Notes to the Financial Statements (continued)	September 30, 2016

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Equity Premium Income Fund	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$4,693,710	$—	$—	$4,693,710
Money Market Securities	94,648	—	—	94,648

Total	$4,788,358	$—	$—	$4,788,358

Liabilities	Level 1	Level 2	Level 3	Total
Written Call Options	$(37,758)	$—	$—	$(37,758)

Total	$(37,758)	$—	$—	$(37,758)

*	See schedule of investments for additional country information related to convertible notes.
**	Reflects net appreciation as of September 30, 2016. See Note 4 for additional information related to these instruments.

The Funds did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Funds recognize transfers between fair value hierarchy levels at the reporting year end. There were no transfers between any Levels for the period ended September 30, 2016.

NOTE 4. DERIVATIVE TRANSACTIONS

The Funds may use derivative instruments for any purpose consistent with their investment objectives including hedging or managing risk or ensuring that each Fund’s portfolio maintains sufficient liquidity to meet potential redemptions by Fund shareholders. Derivative securities may be used to “lock-in” realized but unrecognized gains in the value of the Funds’ securities. Risk management strategies include, but are not limited to, facilitating the sale of securities, managing the effective maturity or duration of debt obligations in its portfolio, or creating alternative exposure to debt securities. The Funds may also use derivatives to establish a position in the fixed income or equity markets as a substitute for buying, selling, or holding certain securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way to invest than traditional securities.

IRON Funds

Notes to the Financial Statements (continued)	September 30, 2016

NOTE 4. DERIVATIVE TRANSACTIONS – continued

Swap Agreements – The Strategic Income Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indices, specific securities and commodities, credit default swaps, and total return swaps. Bilateral swap contracts are agreements in which the Strategic Income Fund and a counterparty agree to exchange periodic payments on a specific notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the over-the-counter (“OTC”) market and payments are settled through direct payments between the Strategic Income Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These centrally cleared swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”), in which case all payments are settled with the CCP through the DCM.

A credit default swap involves a protection buyer and a protection seller. The Strategic Income Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event that certain defined credit events occur with respect to a particular security, issuer, or basket of securities. The “notional amount” of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange. The Strategic Income Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Strategic Income Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be collateralized by designating liquid assets on the Strategic Income Fund’s books and records. Upon entering into a credit default swap, the Strategic Income Fund is required to satisfy an initial margin requirement by delivering cash or securities. Subsequent payments are made or received by the Strategic Income Fund each day to settle daily fluctuations in the value of the contract (“variation margin”); which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. Periodic payments paid or received are recorded in realized gain/loss. Any premium paid or received by the Strategic Income Fund upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) on the Statement of Operations. Payments made or received as a result of a credit event or termination of the contract, are recognized, net of a proportional amount of the upfront payment, as realized gains/losses. In addition to bearing the risk that the credit event will occur as a protection seller, the Strategic Income Fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or

IRON Funds

Notes to the Financial Statements (continued)	September 30, 2016

NOTE 4. DERIVATIVE TRANSACTIONS – continued

index, the possibility that the Fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities, or that the counterparty may default on its obligation to perform.

In a credit default swap, the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. If physically settled, this value is obtained by delivering a debt security of the reference issuer to one party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). If cash settled, the two payment streams are netted out with the Strategic Income Fund receiving or paying only the net amount of the two payments. The Strategic Income Fund is usually a buyer of credit default swaps. When a credit event occurs as defined under the terms of the credit default swap contract, the Strategic Income Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value. The maximum potential amount of future payments that the Strategic Income Fund as a buyer of protection may receive if a credit event occurs is an amount equal to the notional amount of the contract. As of September 30, 2016, there were no outstanding credit default swap contracts held by the Strategic Income Fund.

Many of the markets in which the Strategic Income Fund effects its derivative transactions are “over-the-counter” or “interdealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. When the Strategic Income Fund invests in derivative, over-the-counter transactions, it is assuming a credit risk with regard to parties with whom it trades and also bears the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes the Strategic Income Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Strategic Income Fund to suffer a loss. In the event of the default or bankruptcy of a swap contract counterparty, the Strategic Income Fund will have contractual remedies pursuant to the swap contract, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor.

IRON Funds

Notes to the Financial Statements (continued)	September 30, 2016

NOTE 4. DERIVATIVE TRANSACTIONS – continued

With centrally cleared swaps, there is minimal counterparty credit risk to the Strategic Income Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. However, credit risk still exists in centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts.

A total return swap involves a total return receiver and a total return payor. The Strategic Income Fund may either be a total return receiver or payor. Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e, credit risk) in return for a periodic payment from the total return receiver based on a designated index (e.g., LIBOR) and spread plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.

To mitigate counterparty risk on swap agreements, the Strategic Income Fund may require the counterparty to post collateral to the Strategic Income Fund’s custodian to cover the Strategic Income Fund’s exposure. This collateral is generally in cash and is invested in a money market fund. A counterparty may also require the Strategic Income Fund to post collateral to a segregated account at the Fund’s custodian. As of September 30, 2016, the Strategic Income Fund’s segregated collateral for outstanding swap contracts in the amount of $17,733,341.

Futures Contracts – The Strategic Income Fund may use futures contracts for any lawful purpose consistent with its investment objective such as hedging, managing risk or obtaining market exposure. The Strategic Income Fund may enter into futures contracts, including, but not limited to, interest rate, commodity and index futures. The Income Strategic Fund may also purchase and sell (write) covered and uncovered put and call options on futures contracts.

IRON Funds

Notes to the Financial Statements (continued)	September 30, 2016

NOTE 4. DERIVATIVE TRANSACTIONS – continued

The purchase of futures contracts or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Strategic Income Fund may also purchase and sell interest rate futures contracts on a short-term trading basis as a means of managing the duration of and interest rate exposure of the Strategic Income Fund. The Strategic Income Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Strategic Income Fund will engage in this strategy only when the Adviser believes it is more advantageous to the Strategic Income Fund than purchasing the futures contract.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities. The change in unrealized net appreciation/(depreciation) is reported on the Statements of Operations. When a contract is closed, a realized gain or loss is reported on the Statements of Operations, equal to the difference between the opening and closing value of the contract. Cash held at broker as of September 30, 2016 is held for collateral for futures transactions and is restricted from withdrawal.

Written Options Contracts – The Funds may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

Transactions in written options by the Equity Premium Income Fund during the period ended September 30, 2016, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at September 30, 2015	—	$—
Options written	3,409	599,500
Options closed	(3,192)	(563,978)

Options outstanding at September 30, 2016	217	$35,522

IRON Funds

Notes to the Financial Statements (continued)	September 30, 2016

NOTE 4. DERIVATIVE TRANSACTIONS – continued

The following tables identify the location and fair value of derivative instruments on the Statements of Assets and Liabilities as of September 30, 2016, and the effect of derivative instruments on the Statements of Operations for the year ended September 30, 2016.

Fund	Derivative – Primary Risk Exposure	Location of Derivatives on Statements of Assets and Liabilities	Fair Value
			Asset Derivatives	Liability Derivatives
Strategic Income Fund	Swap contracts – Credit Risk	Unrealized gain on swap contracts	$116,121	$—
Equity Premium Income Fund	Written option contracts – Equity Price Risk	Options written, at value	—	37,758

Fund	Derivative - Primary Risk Exposure	Location of Gain (Loss) on Derivatives on Statements of Operations	Contracts Opened	Contracts Closed	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Strategic Income Fund	Futures contracts – Interest Rate Risk	Net realized and unrealized gain (loss) on futures contracts	517	517	(66,361)	—

Fund	Derivative – Primary Risk Exposure	Location of Gain (Loss) on Derivatives on Statements of Operations	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Strategic Income Fund	Swap contracts – Credit Risk	Net realized and unrealized gain (loss) on swap contracts	$(956,167)	$(2,928,159)
Equity Premium Income Fund	Written option contracts – Equity Price Risk	Net realized and unrealized gain (loss) on written options	(48,744)	(2,236)

IRON Funds

Notes to the Financial Statements (continued)	September 30, 2016

NOTE 4. DERIVATIVE TRANSACTIONS – continued

The following summarizes the average ending monthly market value of derivatives outstanding during the year ended September 30, 2016:

Fund	Derivative	Average Market Value
Strategic Income Fund	Futures contracts	$(99,805)
Equity Premium Income Fund	Written option contracts	(57,812)

The following summarizes the average ending monthly notional value of swap agreements outstanding during the year ended September 30, 2016:

Average Notional Value
Total return swap agreements	$9,402,773

Balance Sheet Offsetting Information

The following table provides a summary of offsetting financial assets, liabilities and derivatives and the effect of derivative instruments on the Statements of Assets and Liabilities as of September 30, 2016:

					Gross Amounts Not Offset in Statement of Assets and Liabilities

	Gross Amounts of Recognized Assets	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Assets/ Liabilities Presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount (not less than $0)
Strategic Income Fund
Securities Loaned	$—	$12,447,484	$—	$12,447,484	$(12,447,484)	$—	$—
Swap contracts	116,121	—	—	116,121	—	—	116,121

During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. The

IRON Funds

Notes to the Financial Statements (continued)	September 30, 2016

NOTE 4. DERIVATIVE TRANSACTIONS – continued

amounts shown in the Statements of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with the Trust (the “Agreement”), manages the Funds’ investments. As compensation for its management services, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the Strategic Income Fund’s average daily net assets and 0.90% of the Equity Premium Income Fund’s average net assets. For the year ended September 30, 2016, the Adviser earned fees, before the waiver described below, of $1,753,028 and $40,905 from the Strategic Income Fund and Equity Premium Income Fund, respectively.

With respect to the Equity Premium Income Fund, the Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for each class (excluding brokerage fees and commissions; fees paid pursuant to the Administrative Services Plan (Investor Class only); borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; any 12b-1 fees; taxes; extraordinary expenses; and any indirect expenses, such as acquired fund fees and expenses) do not exceed 1.00% of average daily net assets through January 31, 2017. Any waiver or reimbursement by the adviser is subject to repayment by the Equity Premium Income Fund within three fiscal years; provided that the Fund is able to make the repayment without exceeding the 1.00% limitation. This expense cap may not be terminated prior to this date except by the Board of Trustees.

The waiver and/or reimbursement by the Adviser with respect to the Equity Premium Income Fund is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular waiver and/or reimbursement occurred, provided that the Equity Premium Income Fund is able to make the repayment without exceeding the 1.00% expense limitation. For the period ended September 30, 2016, the Adviser waived fees and reimbursed expenses in the amount of $184,484 for the Equity Premium Income Fund, which may be subject to potential recoupment until September 30, 2019.

The Trust retains Ultimus Asset Services, LLC (“Ultimus”), to manage the Funds’ business affairs and to provide the Funds with administrative services, including all regulatory reporting and necessary office equipment and personnel. The Trust also retains Ultimus to act as each Fund’s transfer agent and to provide fund accounting

IRON Funds

Notes to the Financial Statements (continued)	September 30, 2016

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

services. For the year ended September 30, 2016, fees for administrative, transfer agent, fund accounting services, reimbursement of out-of-pocket expenses and the amounts due to Ultimus at September 30, 2016 were as follows:

	Strategic Income Fund	Equity Premium Income Fund
Administration	$136,331	$34,386
Fund accounting	62,859	25,205
Transfer agent	33,069	25,874
Ultimus waived fees	—	(66,082)
Payable to Ultimus	18,346	3,882

During the fiscal period ended September 30, 2016, Ultimus agreed to waive 100% of its fees for Equity Premium Fund through April 30, 2016, and 50% from May 1, 2016 through September 30, 2016. This resulted in Ultimus waiving its fees in the amount of $66,082.

Certain officers of the Trust are employees of Ultimus. Unified Financial Securities, LLC (the “Distributor”) acts as the principal distributor of the Funds’ shares. Both Ultimus and the Distributor operate as wholly owned subsidiaries of Ultimus Fund Solutions, LLC. Huntington National Bank is the custodian of the Equity Premium Funds’ investments. U.S. Bank is the custodian of the Strategic Income Fund. A Trustee of the Trust is a member of management of the Custodian; this Trustee and the officers of the Trust that are employees of Ultimus may be deemed to be affiliates of the Distributor.

The Trust, with respect to each Fund, has adopted a Distribution Plan (the “Plan”) for Investor Class shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that each Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of up to 0.25% of the average daily net assets of the Investor Class shares in connection with the promotion and distribution of Investor Class shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current shareholders of the Funds, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Funds or Adviser may pay all or a portion of these fees to any recipient who renders assistance in distributing or promoting the sale of Investor Class

IRON Funds

Notes to the Financial Statements (continued)	September 30, 2016

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Funds to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. For the fiscal year ended September 30, 2016, the 12b-1 expense incurred by the Strategic Income Fund Investor Class was $23,738. The Strategic Income Fund owed $5,345 for 12b-1 fees as of September 30, 2016. For the period ended September 30, 2016, the 12b-1 expense incurred by the Equity Premium Income Fund Investor Class was $226. The Equity Premium Income Fund owed $71 for 12b-1 fees as of September 30, 2016.

The Trust, with respect to each Fund, has adopted an Administration Plan (the “Admin Plan”) with respect to Investor Class shares, pursuant to which each Fund pays an annual fee equal to 0.10% of the average daily net assets of the Fund’s Investor Class shares to the Adviser to compensate financial intermediaries who provide administrative services to the Investor Class shareholders pursuant to a written agreement with the Fund, the Fund’s distributor or the Adviser. Financial intermediaries eligible to receive payments under the Admin Plan include mutual fund supermarkets or other platforms offered by broker-dealers, 401(k) plans and/or trust companies that sell and/or provide administrative services to Investor Class shareholders.

For purposes of the Admin Plan, administrative services include, but are not limited to (a) processing and issuing confirmations concerning orders to purchase, redeem and exchange Investor Class shares; (b) receiving and transmitting funds representing the purchase price or redemption proceeds of Investor Class shares; (c) forwarding shareholder communications such as prospectus updates, proxies and shareholder reports; (d) acting, or arranging for another party to act, as record holder and nominee of all Investor Class shares beneficially owned by the customers; (e) providing sub-accounting with respect to Investor Class shares of the Funds beneficially owned by the intermediary’s customers or the information necessary for sub-accounting, including establishing and maintaining individual accounts and records with respect to Investor Class shares owned by each customer; (f) providing periodic statements to each customer showing account balances and transactions during the relevant period; (g) processing dividend payments; (h) receiving, tabulating and transmitting proxies; (i) responding to customer inquiries relating to the Investor Class shares or the services; (j) providing the necessary computer hardware and software which links the intermediary’s systems to the Fund’s account management

IRON Funds

Notes to the Financial Statements (continued)	September 30, 2016

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

system; (k) providing software that aggregates the customer’s orders and establishes an order to purchase or redeem shares of the Funds based on established target levels for the customer’s demand deposit accounts; and (l) providing periodic statements showing a customer’s account balances and, to the extent practicable, integrating such information with other customer transactions; and (m) furnishing monthly and year-end statements and confirmations of purchases, exchanges and redemptions. For the year ended September 30, 2016, the Strategic Income Fund Investor class incurred $9,495 in Admin Plan Fees. At September 30, 2016, the Strategic Income Fund owed the Adviser $688 for Admin Plan Fees. For the period ended September 30, 2016, the Equity Premium Income Fund Investor class incurred $90 in Admin Plan Fees. As of September 30, 2016, the Equity Premium Income Fund owed the Adviser $9 for Admin Plan Fees.

NOTE 6. INVESTMENT TRANSACTIONS

For the period ended September 30, 2016, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases	Strategic Income Fund	Equity Premium Income Fund
U.S. Government Obligations	$26,861,146	$—
Other	921,901,861	6,569,362
Sales
U.S. Government Obligations	$26,835,442	$—
Other	968,531,210	2,040,699

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. At September 30, 2016, TD Ameritrade owned, as record shareholder, 44.34% of the outstanding shares of the Strategic Income Fund. At September 30, 2016, TD Ameritrade owned, as record shareholder, 94.20% of the outstanding shares of the Equity Premium Income Fund. It is not known whether TD Ameritrade or any of the underlying beneficial owners owned or controlled 25% or more of the voting securities of the Funds.

IRON Funds

Notes to the Financial Statements (continued)	September 30, 2016

NOTE 8. FEDERAL TAX INFORMATION

As of September 30, 2016, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Fund	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation	Tax Cost
Strategic Income Fund	$2,523,750	$(199,598)	$2,324,152	$149,002,618
Equity Premium Fund	187,522	(2,236)	$185,286	4,600,836

The tax characterization of distributions paid for the fiscal periods ended September 30, 2016 and September 30, 2015 was as follows:

2016
	Distributions Paid From
Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital	Total Distributions
Strategic Income Fund	$5,247,852	$—	$—	$5,247,852
Equity Premium Fund	61,980	—	915	62,895

2015
	Distributions Paid From
Fund	Ordinary Income*	Long-Term Capital Gains	Total Distributions
Strategic Income Fund	$8,994,498	$8,462,211	$17,456,709

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

As of September 30, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation	Total
Strategic Income Fund	$111,568	$(22,063,837)	$2,324,152	$(19,628,117)
Equity Premium Fund	—	(71,219)	185,286	114,067

IRON Funds

Notes to the Financial Statements (continued)	September 30, 2016

NOTE 8. FEDERAL TAX INFORMATION – continued

As of September 30, 2016, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to wash sales and the tax treatment of credit default swaps.

As of September 30, 2016, the Strategic Income Fund had short-term and long-term capital loss carryforwards available to offset future gains and not subject to expiration in the amount of $6,148,917 and $678,728, respectively.

Certain capital and qualified late year losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. For the tax period ended September 30, 2016, the Strategic Income Fund and Equity Premium Income Fund deferred post October capital losses in the amount of $15,236,192 and $71,219, respectively.

NOTE 9. RESTRICTED SECURITIES

The Strategic Income Fund has acquired securities, the sale of which is restricted under Rule 144A of the Securities Act of 1933. Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Strategic Income Fund will not incur any registration costs upon such resale. The Strategic Income Fund’s restricted securities are valued at the price provided by dealers in the secondary market. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

At September 30, 2016, the aggregate value of such securities amounted to $1,638,438 and value amounts to 1.14% of the net assets of the Strategic Income Fund.

	Acquisition Date	Principal Amount	Amortized Cost	Value
Ciena Corp., 3.750%, 10/15/2018	5/12/2016	$500,000	$548,228	$635,000
IAS Operating Partnership LP, 5.000%, 3/15/2018	9/13/2013	500,000	485,855	501,250
NRG Yield, Inc., 3.500%, 2/1/2019	7/22/2015	500,000	508,427	502,188

				$1,638,438

IRON Funds

Notes to the Financial Statements (continued)	September 30, 2016

NOTE 10. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since September 30, 2016, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

IRON Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of IRON Funds and

Board of Trustees of Unified Series Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and written options, of IRON Strategic Income Fund and IRON Equity Premium Income Fund (“IRON Funds” or the “Funds”), each a series of Unified Series Trust, as of September 30, 2016, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for IRON Strategic Income Fund, and the related statements of operations and changes in net assets and the financial highlights for the period October 30, 2015 (commencement of operations) through September 30, 2016 for the IRON Equity Premium Income Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting IRON Funds as of September 30, 2016, and the results of their operations, changes in their net assets, and their financial highlights for the year or periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 28, 2016

IRON Funds

Summary of Fund Expenses (Unaudited)

As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at April 1, 2016 and held through September 30, 2016.

Actual Expenses

The first line of each table below for each class provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table for each class provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

IRON Funds

Summary of Fund Expenses (Unaudited) (continued)

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

		Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During Period (1)	Annualized Expense Ratio
IRON Strategic Income Fund
Institutional Class	Actual	$1,000.00	$1,033.10	$6.44	1.27%
	Hypothetical (2)	$1,000.00	$1,018.66	$6.40	1.27%
Investor Class	Actual	$1,000.00	$1,031.00	$8.22	1.62%
	Hypothetical (2)	$1,000.00	$1,016.91	$8.16	1.62%

IRON Equity Premium Income Fund
Institutional Class	Actual	$1,000.00	$1,043.90	$5.11	1.00%
	Hypothetical (2)	$1,000.00	$1,020.00	$5.05	1.00%
Investor Class	Actual	$1,000.00	$1,042.10	$6.89	1.35%
	Hypothetical (2)	$1,000.00	$1,018.25	$6.81	1.35%

(1)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
(2)	Hypothetical assumes 5% annual return before expenses.

IRON Funds

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2017 will show the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income: For the year ended September 30, 2016, the Strategic Income Fund and Equity Premium Income Fund designates 0.42% and 100%, respectively, of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum tax rate under section 1(h)(11) of the Internal Revenue Code.

Dividends Received Deduction: For the year ended September 30, 2016, the Strategic Income Fund and Equity Premium Income Fund designates 0.34% and 100%, respectively, of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

IRON Funds

Trustees And Officers (Unaudited)

GENERAL QUALIFICATIONS. The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 68) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present

Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Chairman and Founder, Constitution Education Foundation since February 2011.

Previous: Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. a full service trust company, from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of investment committee for the Diana Davis Spencer Foundation from October 2011 to May 2014.

Stephen A. Little (Age – 69) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	Current: President and founder of The Rose, Inc., a registered investment advisor, since April 1993.

IRON Funds

TRUSTEES AND OFFICERS (continued)

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Daniel J. Condon (Age – 65) Independent Trustee, December 2002 to present

Current: Executive Advisor of Standard Steel, LLC, a manufacturer of forged steel wheels and axles, since January 2016; Director and Vice President of Standard Steel Holdings Co., a holding company which owns Standard Steel, LLC, since January 2015; Director of International Crankshaft, Inc. since 2004.

Previous: Chief Executive Officer of Standard Steel LLC from August 2011 to January 2016; Director of Steel Wheels Acquisition Corp. and Standard Steel, Inc., both holding companies which, through subsidiaries, produced steel wheels and axles, from August 2011 to December 2014; President and Chief Executive Officer of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Chairman of SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.

Ronald C. Tritschler (Age – 63) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial, a full-service bank, since 1998.

Previous: Chairman, Bluegrass Tomorrow, nonprofit organization, and Chairman of The Lexington Convention and Visitors’ Bureau.

IRON Funds

TRUSTEES AND OFFICERS (continued)

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (Age – 66) Independent Trustee, May 2008 to present	Current: Executive Vice President and Chief Officer, Corporate Development for Global Trust Company, a nondepository trust company, since 2008, Advisors Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc., a provider of retirement and charitable services products, since February 2003 and Savings Banks Employees Retirement Association, a provider of qualified retirement benefit plans, since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.
*	The address for each trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	The Trust currently consists of 14 series.

The following table provides information regarding the interested Trustee and the Officers of the Trust.

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age – 60)*** Trustee, November 2007 to present	Current: Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

IRON Funds

TRUSTEES AND OFFICERS (continued)

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Dave Carson (Age – 58) President, January 2016 to present

Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC since 2013; President, Ultimus Managers Trust (“UMT”) since October 2013; Principal Executive Officer, UMT since October 2014.

Previous: Vice President, UMT (April 2013 to October 2013); Chief Compliance Officer, The Huntington Funds (2005 to 2013), The Flex-Funds (2006 to 2011), Meeder Financial (2007 to 2011), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013).

Bo Howell (Age – 35) Vice President and Secretary, January 2016 to present

Current: V.P., Director of Fund Administration for Ultimus Fund Solutions, LLC since 2014; Secretary, UMT since 2015.

Previous: Assistant Secretary, UMT (2014); Counsel – Securities and Mutual Funds for Western & Southern Financial Group (2012 to 2014); U.S. Securities and Exchange Commission, Senior Counsel (2009 to 2012).

IRON Funds

TRUSTEES AND OFFICERS (continued)

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
John C. Swhear (Age – 54) Vice President, January 2016 to present

Current: Assistant Vice President and Associate Director of Compliance, Ultimus Fund Solutions, LLC since 2015; Chief Compliance Officer, Unified Financial Securities, LLC since May 2007; Chief Compliance Officer and AML Officer, Capitol Series Trust since September 2013; Chief Compliance Officer, AML Officer and Vice President, Valued Advisers Trust since May 2007.

Previous: Vice President of Legal Administration, Compliance and Risk for Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC), the Trust’s administrator, (April 2007 to December 2015), Director since May 2014; President, Unified Series Trust (March 2012 to January 2016); Senior Vice President of Unified Series Trust (May 2007 to August 2013); Secretary of Huntington Funds (April 2010 to February 2012).

Zachary Richmond (Age – 36) Treasurer and Chief Financial Officer, November 2014 to present

Current: Assistant Vice President, Associate Director of Financial Administration since December 2015; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015.

Previous: Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015); Interim Treasurer and Chief Financial Officer of Unified Series Trust (August 2014 to November 2014); Assistant Treasurer of Unified Series Trust (May 2011 to August 2014).

Lynn E. Wood (Age – 69) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October 2004.
*	The address for each trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	The Trust currently consists of 14 series.
***	Ms. Kelly may be deemed an interested trustee because she is an officer of an entity that until December 31, 2015 was under common control with Unified Financial Securities, LLC, the Trust’s distributor. The Board reviewed and approved this arrangement.

IRON Funds

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 322-0575 to request a copy of the SAI or to make shareholder inquiries.

Adviser renewal agreement (Unaudited)

The Iron Strategic Income Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees oversees the management of the Fund and, as required by law, determines annually whether to approve the continuance of the Fund’s management agreement with its investment adviser, IRON Financial, LLC (“Iron”).

The Board of Trustees, with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened on April 19, 2016 via teleconference to consider the renewal of the management agreement between the Trust and Iron on behalf of the Fund. In advance of the Committee meeting, each Trustee received and reviewed materials compiled by Ultimus Asset Services, LLC, the Trust’s administrator (“UAS”). In addition, the Committee interviewed certain executives of Iron, including both of the Fund’s portfolio managers (one of whom is also Iron’s Co-Founder, Chief Investment Officer, and a Managing Director) and Iron’s Chief Compliance Officer (who is also a Managing Director).

At the Board’s May 16, 2016 in-person meeting, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or Iron, approved the continuation of the management agreement between the Trust and Iron on behalf of the Fund for an additional year. The Trustees’ approval of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors. Because the Fund’s management agreement is reviewed and considered by the Board on an annual basis, the Trustees’ determinations may be based, in part, on their consideration of the management agreement in previous years.

IRON Funds

Adviser renewal agreement (Unaudited), (continued)

(a)	The Nature, Extent, and Quality of Services – The Trustees reviewed and considered information regarding the nature, extent, and quality of services that Iron provides to the Iron Fund. The Trustees considered that these services include, but are not limited to, providing a continuous investment program for the Iron Fund, adhering to the Iron Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Iron Fund. The Trustees considered the qualifications and experience of Iron’s portfolio managers who are responsible for the day-to-day management of the Iron Fund’s portfolio, as well as the qualifications and experience of the other individuals at Iron who provide services to the Iron Fund. The Trustees concluded that they were satisfied with the nature, extent, and quality of investment management services provided by Iron to the Iron Fund.

(b)	Fund Performance – The Trustees next reviewed and discussed the Iron Fund’s performance. The Trustees considered performance information provided by Iron for periods ended February 29, 2016, which compared the Iron Fund – Institutional Class’s performance to the performance of the Iron Benchmark, a peer group of funds that are currently similar in size to the Iron Fund (the “2016 Peer Group”), and the Iron Fund’s peer group from the previous year (the “2015 Peer Group”). The Trustees observed that the Iron Fund had outperformed the 2015 Peer Group average and the Iron Fund’s benchmark, the Credit Suisse Hedge Fund Index (the “Iron Benchmark”), for the three-month period, though underperformed the 2016 Peer Group average, and had underperformed both Peer Groups and the Iron Benchmark over the one- and three-year periods. The Trustees noted that the Iron Fund had also underperformed the 2015 Peer Group average and the Iron Benchmark over the five-year period, though outperformed the 2016 Peer Group average for the period. The Trustees considered Iron’s explanation that much of the reason the Iron Fund had underperformed the Iron Benchmark for the year ended February 29, 2016 is because of the Iron Fund’s greater exposure to declining high yield markets.

The Trustees also reviewed the Iron Fund-Institutional Class’s performance in comparison to the average returns of the funds in its Morningstar category (Nontraditional Bond) for periods ended March 31, 2016. The Trustees noted that while the Iron Fund had slightly underperformed the Morningstar category average over the one-year period, it had outperformed the Morningstar category average over the longer three- and five-year periods.

IRON Funds

Adviser renewal agreement (Unaudited), (continued)

(c)	Fee Rate and Profitability – The Trustees noted that although the Iron Fund’s gross management fee is higher than the 2015 and 2016 Peer Groups’ averages, its total operating expenses were lower than each group’s average. The Trustees also reviewed the additional fee comparison report presented by Trust counsel for this meeting, which indicated that the Iron Fund’s gross management fee and total operating expenses were higher than the average and median for the peer group, though within the range of the other funds in the peer group. The Trustees also considered a profitability analysis prepared by Iron with respect to its management of the Iron Fund, which showed that even if marketing expenses for the Iron Fund are taken into account, Iron is earning a profit from managing the Iron Fund. The Trustees determined that this profit was not excessive, based in part on their review of comparative profitability information from a Management Practice Inc. survey on the profitability of publicly-held investment advisors to mutual funds.

The Trustees recalled their review of the Iron Fund’s 12b-1 Plan and Administrative Services plan and considered other potential benefits that Iron may receive in connection with its management of the Iron Fund. The Trustees noted Iron’s representation that it does not enter into soft-dollar transactions on behalf of the Iron Fund. The Trustees concluded that the current management fee for the Iron Fund represents reasonable compensation in light of the nature and quality of Iron’s services to the Iron Fund, the fees paid by competitive mutual funds, and the costs incurred by Iron in providing services to the Iron Fund.

(d)	Economies of Scale – In determining the reasonableness of the management fee, the Trustees also considered the extent to which Iron will realize economies of scale as the Iron Fund grows larger. The Trustees determined that it does not appear that Iron is realizing benefits from economies of scale in managing the Iron Fund to such an extent that the management fee for the Iron Fund should be reduced or that breakpoints in the management fee should be implemented at this time.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge, upon request: (1) by calling the Fund at (877) 322-0575; and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Daniel J. Condon

Kenneth G.Y. Grant

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond, Chief Financial Officer and Treasurer

Lynn E. Wood, Chief Compliance Officer

Bo Howell, Secretary

INVESTMENT ADVISER

IRON Financial, LLC

630 Dundee Road

Suite 200

Northbrook, IL 60062

DISTRIBUTOR

Unified Financial Securities, LLC

2465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN (Strategic Income Fund)

U.S. Bank, N.A.

425 Walnut St.

Cincinnati, OH 45202

CUSTODIAN (Equity Premium Income Fund)

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC, Member FINRA/SIPC

www.ironfunds.com

IRON Funds

PRIVACY POLICY

The following is a description of the Funds’ policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources. In the event that you hold shares of the Funds through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Funds Collect. The Funds collect the following nonpublic personal information about you:

•	Information the Funds receive from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Funds, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Funds Disclose. The Funds do not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Funds are permitted by law to disclose all of the information they collect, as described above, to service providers (such as the Funds’ custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Funds, through the transfer agent, have taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Funds. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Spouting Rock/Convex

Dynamic Global Macro

Fund

Annual Report

September 30, 2016

Fund Adviser:

Spouting Rock Fund Management

925 W. Lancaster Avenue

Suite 250

Bryn Mawr, PA 19010

Toll Free: (844) 834-6478

Management’s Discussion of Fund Performance (Unaudited)

Turmoil across global markets

Equity markets rebounded strongly at the beginning of the fourth quarter of 2015 (Q4), with the S&P 500 gaining 8.44% and the MSCI EAFE Index (in USD terms) gaining 7.82% in October alone. However, equity markets pulled back over the back half of the quarter as it looked increasingly likely that the Federal Reserve would start tightening policy at its final meeting of the year in December, which it did by lifting the Fed Funds rate off zero by twenty-five basis points. The S&P 500 finished the Q4 up 7.04%, while the MSCI EAFE Index (USD terms) gained 4.75%.

The first quarter of 2016 (Q1) took investors for a wild ride, as global stock markets exhibited a dramatic V-shaped performance. Equities saw an unprecedented tight correlation to oil over the first three months of the year. Plunging oil prices, fueled by a supply glut, drove the S&P 500 price index to a -10.50% drawdown YTD in early February, and subsequently helped the index rebound to finish the quarter up 0.77%. The MSCI EAFE index (in USD terms), representing large and mid-cap equities across developed markets excluding the U.S. and Canada, fell almost 13% YTD at the lowest point, before recovering to finish the first quarter lower by 3.00%. Emerging markets were boosted by a lower dollar, with the MSCI Emerging markets index (in USD terms) finishing Q1 up 5.70%.

In a scenario reminiscent of August 2015, the other big macro driver, in addition to plunging oil prices, was once again China. Concerns over weakness in China, fueled by its authorities’ decision to fix the yuan reference rate at a five-year low on January 6, 2016, sent global stocks cratering in the first week of January. Chinese authorities were clearly scrambling, with trading halted for the second time in three days after the Shanghai composite index fell 7% within the first thirty minutes of trading.

The second quarter of 2016 (Q2) started in a benign manner, with global equity markets looking to build off a strong March, but ended with one of the most cataclysmic political events in decades as a majority of British voters chose to leave the European Union (EU) on Friday, June 23, 2016 (Brexit). The decision was a huge surprise, with oddsmakers and financial market traders expecting the opposite. Betting markets gave ‘Remain’ an 88 percent chance to win, but ‘Leave’ won 52 percent to 48 percent.

Financial markets started falling sharply as referendum results started trickling in and the odds of Britain leaving the EU rose. The British pound fell more than 8% against the U.S. dollar on June 24, 2016, taking it to its lowest level since 1985. The pound resumed its slide in the week after.

1

Management’s Discussion of Fund Performance (Unaudited) (continued)

Equity markets across the globe took a sharp downturn. The S&P 500 fell 5.3% across the two days following the vote, while the MSCI EAFE index (in USD terms) fell 9.9% over the same period. The trade weighted U.S. dollar index gained 2.5% against major currencies even as safe-haven sovereign bond yields collapsed across the globe as investors rushed away from risky assets. US ten-year treasury yields fell 28 basis points over the two-day period, to 1.46. German Bund yields collapsed into negative territory for the first time in history, falling 21 basis points to -0.12 by Monday, June 26, 2016. In contrast, the Japanese Yen appreciated in safe-haven trading, rising 4% against the U.S. dollar to 101.66, its highest level since July 2014.

Equity markets closed out Q2 with a strong rebound thanks to central banks across the globe reiterating that they were ready to do what was required in terms of backstopping the global economy and financial markets. The S&P 500 index finished the second quarter up 2.50%, while the MSCI EAFE price index fell 1.19% (USD terms). The MSCI Emerging Markets price index recovered significantly from a steep 8.4% drawdown between April and May to finish the quarter with 0.80% (USD terms).

The third quarter began with global financial markets coming to grips with the Brexit vote. With the potential impact of Brexit lying further out into the future, perhaps years, equity markets rallied swiftly in July. The S&P 500 gained 3.70% in July while the MSCI EAFE Index and the MSCI Emerging Markets Index (both in USD terms) rose 5.10% and 5.00%, respectively.

Between the middle of July and the beginning of August, we saw a significant drop in volatility. The VIX index, which measures implied volatility of S&P 500 Index options, fell to 11.34 on August 19, 2016, the lowest level in more than two years. The S&P 500 went forty-three days without a 1% move (up or down), marking the tightest 40-day range in its history (based on closing prices). Our own proprietary volatility forecast for the entire U.S. equity market, measured on a daily basis, showed volatility dropping to levels not seen since February 2007.

Equity markets fell after the first week of September, and market volatility picked up, amid uncertainty leading into the Federal Reserve’s September 20-21, 2016 meeting. The Federal Reserve opted to keep rates unchanged at the meeting, giving equities a boost as the quarter ended. The S&P 500 index gained 3.90% for the quarter while the MSCI EAFE Index and MSCI Emerging (both in USD terms) posted gains of 6.46% and 9.19%, respectively.

2

Management’s Discussion of Fund Performance (Unaudited) (continued)

The U.S. economy stood tall

The fund portfolio started the fourth quarter of 2015 with close to a 51% allocation to U.S. equities, but this was gradually reduced to less than 40% by mid-December in anticipation of higher volatility around the Federal Reserve’s rate hike decision. Convex’s proprietary leading economic index (CPLEI) rated the U.S. as Hold throughout the fourth quarter of 2015 and the first quarter of 2016, indicating on-trend economic growth. The portfolio’s exposure to domestic equities was increased from 41% at the start of the Q1 but was subsequently increased to about 48% in February as we anticipated a more accommodative Federal Reserve.

The U.S. risk rating persisted as Hold through most of the second quarter and the portfolio’s exposure to domestic equities averaged close to 40% during this period. Allocations were not increased despite the Hold rating due to uncertainty surrounding the Brexit vote. The risk rating rose to Hold-Buy in August and September, reflecting a summer rebound in the U.S. economy. The portfolio’s exposure to domestic equities was subsequently increased, averaging about 49% during Q3.

Global economies continued to struggle

The fund portfolio’s exposure to Japanese equities averaged about 7% in the fourth quarter of 2015 on the back of a Hold rating for the country. Exposure to Japanese equities was reduced to about 1% in the first quarter (from 5% at the beginning of the year) amid heightened concerns over the impact of negative rates on the Japanese economy and the enduring absence of inflationary pressures.

European equity allocations averaged close to 16% across the fourth quarter of 2015 amid a Hold rating for the region. The portfolio’s already low exposure to European equities, which averaged about 14% over the first quarter, did not vary significantly as the CPLEI risk rating for the region modestly trended lower toward Caution-Hold (from Hold) in March.

The slowdown in China continued through the year, even as confidence in Chinese authorities to manage a smooth landing waned. The spillover effect from a China slowdown continued to affect other countries in the region that are tied to Chinese manufacturing, like Taiwan, South Korea and Singapore. Commodity producing countries like Russia and those in Latin America also suffered from the fall in commodity prices. Brazil, in particular, also saw significant political turmoil amid corruption allegations against its government. The portfolio had no allocation to Emerging Markets (EM) during the fourth quarter of 2015 and the first quarter of 2016, as a Caution rating persisted.

3

Management’s Discussion of Fund Performance (Unaudited) (continued)

Convex’s proprietary rating for Europe held at Caution-Hold throughout Q2 as uncertainty grew over “known-unknown” risks arising from a potential Brexit. The fund portfolio averaged only a 7% allocation to European equities over the period. The portfolio continued to maintain a very low allocation to Japanese equities in Q2 (about 1%), even as the CPLEI rating for Japan rose to Hold in May and June. Similar to Europe, concerns over the effectiveness of negative interest rates and rising volatility around the British referendum held us back from raising exposure to Japan.

The portfolio had no allocation to Emerging Markets (EM) during the Q2, as the Caution rating persisted. EM caught a reprieve in the first half of 2016 as the dollar weakened and energy prices rebounded. However, the region continued to be dominated by concerns over China and its transition to a more consumption dependent economy. Post-Brexit, we were even more cautious given the uncertainty over the impact of a rising dollar on EM markets, and the ability of companies in the region to pay back dollar denominated debt.

The risk rating for Europe held at Caution-Hold throughout the third quarter amid lackluster growth numbers across the continent. The risk rating, combined with the fallout from Brexit, precluded any investment in the region during Q3. Japan’s rating fell back to Caution-Hold in June and July before rising to Hold in August. However, the fund did not invest in Japanese equities due to uncertainty over the effectiveness of negative interest rates, Bank of Japan policy and heightened volatility in Japanese equity markets.

The portfolio originated a small allocation to selected Emerging Markets whose risk rating rose to Hold, namely South Korea (1% average allocation) and India (0.5% average allocation), during the third quarter. Other Emerging Markets, including China and South America, remained at Caution or Caution-Hold throughout the third quarter.

A Caution-Hold risk rating for the world in the first quarter led to an average 15% allocation to fixed income and 20% allocation to cash. The large cash allocation was due to concerns over a potential rate hike by the Federal Reserve as the year progressed, continuing on from their first hike in December 2015. However, it opted not to raise rates and the fund increased its allocation to fixed income, to an average of 42%, in Q2 and reduced cash allocation (average of 7%). The portfolio held higher duration exposure during this period due to concerns over “known-unknown” risks around the British referendum.

The fund portfolio averaged a 43% allocation to fixed income and a 4% allocation to cash in Q3. The fund started the third quarter with a 50% allocation to fixed income in light of known-unknown risks arising from Brexit, but this was reduced to about 33% in

4

Management’s Discussion of Fund Performance (Unaudited) (continued)

September as the overall risk rating for the World rose from Caution-Hold to Hold (on the back of positive US data). Most of the reduction was done on the short end of the yield curve, prior to the Federal Reserve’s September meeting due to uncertainty surrounding its policy.

Performance

The Spouting Rock/Convex Dynamic Global Macro Fund (Institutional Class) (CVXIX) gained 7.01% for the fiscal year ended September 30, 2016, compared to the benchmark (Bank of America Merrill Lynch 3-Month Treasury Bill Index) return of 0.27%. The Advisor Class (CVXAX) gained 6.68% over the fiscal year ended September 30, 2016. The annualized return since inception (11/24/2014) for CVXIX and CVXAX are 0.75% and 0.46%, respectively, compared to the benchmark return of 0.16%.

The portfolio’s exposure to U.S. equities averaged almost 46% over the fiscal year ended September 30, 2016, and was responsible for 6.22 percentage points of the one-year return for CVXIX. Allocation to International equity markets averaged only about 13% over this period and was responsible for dragging down the fund return by 0.36 percentage points.

The fund’s allocation to fixed income averaged almost 28% over the year, and contributed 0.62 percentage points to the fund return. A small allocation to real estate (average close to 2%) added 0.53 percentage points to the return. The fund’s allocation to cash averaged 11% over the fiscal year ended September 30, 2016.

Looking Forward

Equity markets start getting jittery every time a Federal Reserve official discusses the possibility of higher rates sooner rather than later. We do note that the current Federal Reserve Board is a very dovish one, and a 25 basis point hike is unlikely to severely crimp the economy.

Here is what we are watching going into the fourth quarter and into 2017:

1. Will the Federal Reserve hike rates in December, and perhaps more importantly, give a clear direction as to the path of interest rates in 2017? Or will it be a “one and done”, as the rate hike in December 2015 turned out to be. One unknown is whether the Federal Reserve will be spooked by turmoil in global markets as it signals a rate hike. The US dollar is the primary channel of concern here since it tends to rise together with the probability of a rate hike, causing turmoil in global equity markets. This is especially true in emerging markets since a significant portion of corporate debt in this region is dollar-denominated. Ultimately, the Federal Reserve will have to decide whether it wants to take the responsibility of being a ‘global central bank’ and tuned to global financial perils that can creep onto US shores.

5

Management’s Discussion of Fund Performance (Unaudited) (continued)

2. The movement of the spread between U.S. ten-year and two-year treasury yields will tell us whether or not investors believe the Federal Reserve is tightening monetary policy prematurely. Note that central bank policies in the EU and Japan have resulted in their respective long-term yields dropping to zero, and at times into negative territory, making US yields look very attractive. This puts even more downward pressure on long-term yields, not to mention the fact that US treasury bonds are the assets of choice in a risk-off environment. This brings us to our next couple of points.

3. We will be watching closely as to how China manages capital flight from an economy that is clearly slowing. China caught a breather in the first half of 2016 as dollar weakness aided its efforts in keeping the yuan (which is fixed to the dollar) depreciated against the currencies of its trading partners. However, China’s foreign reserves fell for the third straight month to below $3.17 trillion in September, a five-year low, indicating that China has resumed trying to stabilize its currency in the face of capital flight from an ailing economy. Over the first ten days of October, China guided its currency to a six-year low even as the US dollar strengthened. Two out of the three major drawdowns for equity markets over the past eighteen months occurred when the Chinese bear sneezed. This is a known-unknown risk that is also tied to Federal Reserve policy and its impact on the dollar.

4. Another known-unknown risk is the rise of populism around the world and its potential to upend existing political economies. The most obvious of these is Brexit, and the uncertainty surrounding Britain’s negotiations with the EU. These negotiations, and the inevitable posturing that will precede them, will clearly have a major impact on the flow of capital, goods, services and people between the UK and the EU. The US election, scheduled for November 8th, has already resulted in rhetoric that is anti-globalization and we are watching how the major parties will reconcile the populism expressed by their presidential candidates after the election. Italy also has a constitutional referendum on December 4, 2016, which aims to increase political stability in a country that has had 63 governments since the end of World War II, but has quickly turned into a referendum on the Prime Minister Renzi’s two-and-a-half years in office. Other countries like Spain and Brazil have also been going through significant political uncertainty, precluding any investment in these areas despite rebounding economic data and attractive valuations.

The risk rating for the world is at Caution-Hold as we move into the final quarter of the year. We continue to monitor economic prospects of thirty different countries across five regions of the globe and remain vigilant about potential risks arising from some of the known-unknown risks mentioned above.

6

Investment Results (Unaudited)

Total Returns(a) as of September 30, 2016

		One Year	Since Inception (11/24/14)
Spouting Rock/Convex Dynamic Global Macro Fund
Institutional Class		7.01%	0.75%
Advisor Class		6.68%	0.46%
BofA Merrill Lynch 3-month U.S. Treasury Bill Index(b)		0.27%	0.16%

	Expense Ratios(c)
	Institutional Class	Advisor Class
Gross	12.13%	11.48%
With Applicable Waivers	2.02%	2.42%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-844-834-6478.

(a) Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would have been lower.

(b) The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The performance of the index does not reflect the deduction of expenses associated with a fund, such as investment management fees. An individual cannot invest directly in an index.

(c) The expense ratios are from the Fund’s prospectus dated January 28, 2016. The Fund’s adviser contractually has agreed to waive its management fee and/or reimburse expenses through January 31, 2017 so that total annual fund operating expenses (excluding brokerage fees and commissions; borrowing costs; taxes; acquired fund fees and expenses; fees paid pursuant to the Advisor Class Administrative Services Plan or 12b-1 Plan, and extraordinary litigation expenses) do not exceed 1.70% of the Fund’s average daily net assets. Additional information pertaining to the Fund’s expense ratios as of September 30, 2016 can be found in the financial highlights. Each waiver and expense reimbursement is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense or reimbursement was incurred, provided that the Fund is able to make the repayment without exceeding the 1.70% expense cap.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contain important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling 1-844-834-6478.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA.

7

Investment Results (Unaudited) (continued)

The chart above assumes an initial investment of $100,000 made on November 24, 2014 (commencement of operations) for the Institutional Class and held through September 30, 2016. The Bank of America Merrill Lynch 3-month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. Individuals cannot invest directly in an index, however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

For more information on the Spouting Rock/Convex Dynamic Global Macro Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-844-834-6478. You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC., member FINRA.

8

Fund Holdings (Unaudited)

[1]	As a percentage of net assets.

The investment objective of the Spouting Rock/Convex Dynamic Global Macro Fund the (“Fund”) is positive absolute returns.

Portfolio composition is subject to change.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

9

Schedule of Investments

September 30, 2016

	Shares	Fair Value
Exchange-Traded Funds – 96.70%
Consumer Discretionary Select Sector SPDR Fund	1,341	$107,334
Energy Select Sector SPDR Fund	2,192	154,777
Health Care Select Sector SPDR Fund	1,503	108,381
Industrial Select Sector SPDR Fund	3,445	201,119
iShares 7-10 Year Treasury Bond ETF	1,472	164,687
iShares iBoxx $ Investment Grade Corporate Bond ETF	2,143	263,975
iShares MSCI India ETF	2,193	64,496
iShares MSCI South Korea ETF	1,943	112,947
Materials Select Sector SPDR Fund	3,242	154,805
Powershares QQQ Trust Series 1	1,222	145,076
Real Estate Select Sector SPDR Fund ETF	1	31
Schwab US Small-Cap ETF	2,101	120,912
SPDR Barclays High Yield Bond ETF	8,798	323,063
SPDR Dow Jones International Real Estate ETF	773	32,242
SPDR S&P 500 ETF Trust	1,098	237,497
Technology Select Sector SPDR Fund	4,738	226,382
Vanguard Mid-Cap ETF	1,370	177,333
Vanguard Mid-Cap Growth ETF	758	80,644
Vanguard Mid-Cap Value ETF	861	80,564
Vanguard REIT ETF	423	36,691
Vanguard Small-Cap Growth ETF	673	88,688
Vanguard Small-Cap Value ETF	1,455	161,010
Vanguard Value ETF	926	80,562

Total Exchange-Traded Funds (Cost $3,015,784)		3,123,216

Money Market Securities – 0.22%
Fidelity Prime Money Market Portfolio, Institutional Class, 0.44% (a)	7,044	7,044

Total Money Market Securities (Cost $7,044)		7,044

Total Investments – 96.92% (Cost $3,022,828)		3,130,260

Other Assets in Excess of Liabilities – 3.08%		99,386

NET ASSETS – 100.00%		$3,229,646

(a)	Rate disclosed is the seven day effective yield as of September 30, 2016.
ETF	– Exchange Traded Fund
SPDR	– Standard & Poor’s Depositary Receipts

See accompanying notes which are an integral part of these financial statements.

10

Statement of Assets and Liabilities

September 30, 2016

Assets
Investments in securities at fair value (cost $3,022,828)	$3,130,260
Receivable for investments sold	256,439
Dividends receivable	1,399
Receivable from Adviser	30,417
Prepaid expenses	5,663
Total Assets	3,424,178
Liabilities
Payable for investments purchased	163,267
Payable to administrator, fund accountant, and transfer agent	7,062
Accrued 12b-1 fees – Advisor class	129
Accrued Administrative Service fees – Advisor class	54
Payable to trustees	2,661
Other accrued expenses	21,359
Total Liabilities	194,532
Net Assets	$3,229,646
Net Assets consist of:
Paid-in capital	$3,217,657
Accumulated undistributed net investment income	295
Accumulated undistributed net realized loss from investment transactions	(95,738)
Net unrealized appreciation on investments	107,432
Net Assets	$3,229,646
Net Assets: Institutional Class	$3,000,502
Shares outstanding (unlimited number of shares authorized, no par value)	298,408
Net asset value ("NAV"), offering and redemption price per share	$10.06
Net Assets: Advisor Class	$229,144
Shares outstanding (unlimited number of shares authorized, no par value)	22,845
Net asset value ("NAV"), offering and redemption price per share	$10.03

See accompanying notes which are an integral part of these financial statements.

11

Statement of Operations

For the year ended September 30, 2016

Investment Income
Dividend income	$58,083
Total investment income	58,083
Expenses
Legal	41,547
Investment Adviser	41,326
Administration	50,350
Fund accounting	35,000
Transfer agent	30,017
Audit	17,300
Trustee	15,077
CCO	10,179
Report printing	9,951
Registration	9,781
Custodian	6,000
Offering	4,101
Insurance	3,264
Pricing	1,626
12b-1 – Advisor Class	314
Administrative Service – Advisor Class	188
Miscellaneous	21,090
Total expenses	297,111
Fees contractually waived and expenses reimbursed by Adviser	(187,908)
Expenses voluntarily reimbursed by Adviser	(10,704)
Fees reduced by Administrator	(50,158)
Net operating expenses	48,341
Net investment income	9,742
Net Realized and Unrealized Gain (Loss) on Investments
Long term capital gain dividends from investment companies	13,070
Net realized loss on investment transactions	(83,728)
Net change in unrealized appreciation of investments	290,601
Net realized and unrealized gain on investments	219,943
Net increase in net assets resulting from operations	$229,685

See accompanying notes which are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	For the Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$9,742	$2,537
Long term capital gain dividends from investment companies	13,070	–
Net realized loss on investment transactions	(83,728)	(25,405)
Net change in unrealized appreciation (depreciation) of investments	290,601	(183,169)
Net increase (decrease) in net assets resulting from operations	229,685	(231,442)
Distributions
From net investment income – Institutional Class	(6,619)	(4,931)
From net investment income – Advisor Class	(90)	(19)
From return of capital – Institutional Class	(7,754)	–
From return of capital – Advisor Class	(105)	–
Total distributions	(14,568)	(4,950)
Capital Transactions – Institutional Class
Proceeds from shares sold	25,506	3,868,220
Reinvestment of distributions	13,741	4,931
Amount paid for shares redeemed	(869,485)	(46,422)
Total Institutional Class	(830,238)	3,826,729
Capital Transactions – Advisor Class
Proceeds from shares sold	125,000	103,811
Reinvestment of distributions	195	19
Total Advisor Class	125,195	103,830
Net increase (decrease) in net assets resulting from capital transactions	(705,043)	3,930,559
Total Increase (Decrease) in Net Assets	(489,926)	3,719,572
Net Assets
Beginning of period	3,719,572	–
End of period	$3,229,646	$3,719,572
Accumulated net investment income (loss) included in net assets at end of period	$295	$(2,610)
Share Transactions – Institutional Class
Shares sold	2,553	387,925
Shares issued in reinvestment of distributions	1,401	490
Shares redeemed	(89,215)	(4,746)
Total Institutional Class	(85,261)	383,669
Share Transactions – Advisor Class
Shares sold	12,616	10,207
Shares issued in reinvestment of distributions	20	2
Total Advisor Class	12,636	10,209
Net increase (decrease) in shares outstanding	(72,625)	393,878
(a)	For the period November 24, 2014 (commencement of operations) to September 30, 2015.

13

See accompanying notes which are an integral part of these financial statements.

Spouting Rock/Convex Dynamic Global Macro Fund – Institutional Class Financial Highlights

(For a share outstanding during each period)

	For the Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
Selected Per Share Data:
Net asset value, beginning of period	$9.44	$10.00

Investment operations:

Net investment income	0.03	0.03

Net realized and unrealized gain (loss) on investments	0.63	(0.55)

Total from investment operations	0.66	(0.52)

Less distributions to shareholders:

From net investment income	(0.02)	(0.04)

From return of capital	(0.02)	–

Total distributions	(0.04)	(0.04)

Net asset value, end of period	$10.06	$9.44

Total Return(b)	7.01%	(5.25	)%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$3,001	$3,623

Ratio of expenses to average net assets	1.40%	1.70	%(d)

Ratio of expenses to average net assets before waiver and reimbursement	8.62%	11.81	%(d)

Ratio of net investment income to average net assets	0.29%	0.15	%(d)

Portfolio turnover rate	192%	166	%(c)

(a)	For the period November 24, 2014 (commencement of operations) to September 30, 2015.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.

14

See accompanying notes which are an integral part of these financial statements.

Spouting Rock/Convex Dynamic Global Macro Fund – Advisor Class Financial Highlights

(For a share outstanding during each period)

	For the Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
Selected Per Share Data:
Net asset value, beginning of period	$9.42	$10.00

Investment operations:

Net investment income	0.02	0.03

Net realized and unrealized gain (loss) on investments	0.61	(0.57)

Total from investment operations	0.63	(0.54)

Less distributions to shareholders:

From net investment income	–	(0.04)

From return of capital	(0.02)	–

Total distributions	(0.02)	(0.04)

Net asset value, end of period	$10.03	$9.42

Total Return(b)	6.68%	(5.46	)%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$229	$96

Ratio of expenses to average net assets	1.47%	2.10	%(d)

Ratio of expenses to average net assets before waiver and reimbursement	9.02%	11.16	%(d)

Ratio of net investment income to average net assets	0.17%	(0.32	)%(d)

Portfolio turnover rate	192%	166	%(c)

(a)	For the period November 24, 2014 (commencement of operations) to September 30, 2015.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.

15

See accompanying notes which are an integral part of these financial statements.

Notes to Financial Statements

September 30, 2016

NOTE 1 – ORGANIZATION

Spouting Rock/Convex Dynamic Global Macro Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on August 11, 2014. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on November 24, 2014. Spouting Rock Fund Management (the “Adviser”) serves as investment adviser to the Fund. The Adviser has retained Convex Capital Management LLC (“Convex” or the “Sub-Adviser”) to serve as sub-adviser to the Fund. The objective of the Fund is to seek positive absolute returns.

The Fund currently offers two classes of shares, Institutional Class and Advisor Class. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class of the Fund with each other share of that class and is entitled to such dividends and distributions out of income belonging to the applicable class of the Fund as are declared by the Board. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income or complying with other provisions to be eligible for RIC qualification. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject

16

Notes to Financial Statements (continued)

September 30, 2016

to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended September 30, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

Allocations – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Board in such a manner as the Board determines to be fair and equitable. Expenses attributable to any class are borne by that class. Income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, net realized long-term capital gains and net realized short-term capital gains, if any, to its shareholders at least once per year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The financial reporting treatment of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. For the fiscal year ended September 30, 2016, the Fund made the following reclassifications to increase (decrease) the components of net assets.

Paid-in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain from Investments
$–	$(128)	$128

NOTE 3 – SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation

17

Notes to Financial Statements (continued)

September 30, 2016

technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including exchange-traded funds, that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market securities, are generally priced at the ending net asset value (“NAV”) provided by the service agent of the Fund. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings;

18

Notes to Financial Statements (continued)

September 30, 2016

(ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2016:

	Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$3,123,216	$–	$–	$3,123,216
Money Market Securities	7,044	–	–	7,044
Total	$3,130,260	$–	$–	$3,130,260

The Fund did not hold any investments at any time during the reporting period for which other significant observable inputs (Level 2) were used in determining fair value. The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. During the year ended September 30, 2016, there were no transfers between levels. The amount of transfers in/out is reflected at the securities’ fair value at the reporting period end.

NOTE 4 – FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with the Trust on behalf of the Fund (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.20% of the Fund’s average net assets. For the fiscal year ended September 30, 2016, the Adviser earned a fee of $41,326 from the Fund before the reimbursement described below.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund expenses through January 31, 2017, so that total annual fund operating expenses (excluding brokerage fees and commissions; borrowing costs; taxes; acquired fund fees and expenses; fees paid pursuant to the Advisor Class Administrative Services Plan or 12b-1 Plan, and extraordinary litigation expenses) do not exceed 1.70% of the Fund’s average daily net assets. Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the 1.70% expense cap. The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, are as follows:

Amount	Recoverable through September 30,
$185,982	2018
$187,908	2019

19

Notes to Financial Statements (continued)

September 30, 2016

In addition, the Adviser, effective March 23, 2016, voluntarily agreed to waive its fees and/or reimburse certain operating expenses of the Fund so that total annual operating expenses do not exceed 1.10% of the Fund’s average daily net assets. The voluntary waiver or reimbursement may be terminated at any time at the option of the Adviser and is not subject to recoupment.

The Adviser has entered into a sub-advisory agreement with the Sub-Adviser, pursuant to which the Sub-Adviser manages the Fund’s portfolio and makes investment decisions. The Adviser oversees the Sub-Adviser’s compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors the Sub-Adviser’s adherence to its investment style. The Adviser (not the Fund) pays the Sub-Adviser a fee for these services.

The Trust retains Ultimus Asset Services, LLC (“Ultimus”) to provide the Fund with administration and compliance, fund accounting, and transfer agent services, including all regulatory reporting. For the fiscal year ended September 30, 2016, Ultimus earned fees of $50,350 for administration services, $35,000 for fund accounting services and $30,017 for transfer agent services. At September 30, 2016, the Fund owed Ultimus $7,062 for such services.

During the fiscal year ended September 30, 2016, Ultimus agreed to waive 50% of its fees through June 30, 2016, and 25% from July 1, 2016 through September 30, 2016. This resulted in Ultimus waiving its fees in the amount of $50,158.

Certain officers of the Trust are employees of Ultimus. Unified Financial Securities, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. Both Ultimus and the Distributor operate as wholly owned subsidiaries of Ultimus Fund Solutions, LLC. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor.

Huntington National Bank is the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian.

There were no payments made by the Fund to the Distributor for serving as principal underwriter during the fiscal year ended September 30, 2016.

The Trust, with respect to the Fund, has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Under the Plan, the Fund will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a fee of 0.25% of the average daily net assets of the Advisor Class shares in connection with the promotion and distribution of the Advisor Class shares or the provision of personal services to the Advisor Class shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided to the Recipient regardless of 12b-1 Expenses actually incurred. For the fiscal year ended September 30, 2016, the Fund accrued 12b-1 fees for the Advisor Class of $314, of which $129 was unpaid at September 30, 2016.

20

Notes to Financial Statements (continued)

September 30, 2016

The Trust, with respect to the Fund, has adopted an Administrative Services Plan with respect to Advisor Class shares, pursuant to which the Fund pays an annual fee equal to 0.15% of the average daily net assets of Advisor shares to the Adviser to compensate financial intermediaries that provide administrative services to the Advisor Class shareholders pursuant to a written agreement with the Fund or the Fund’s distributor. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that has entered into an agreement with the Fund of the Fund’s distributor to sell the Fund’s Advisor Class shares. For purposes of the Administrative Services Plan, administrative services include, but are not limited to (i) acting as record holder and nominee of Advisor Class shares beneficially owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange Advisor Class shares; (iv) processing dividend payments; and (v) providing periodic account statements. For the fiscal year ended September 30, 2016, the Fund accrued Administrative Service fees for the Advisor Class of $188, of which $54 was unpaid at September 30, 2016.

NOTE 5 – INVESTMENTS

For the fiscal year ended September 30, 2016, purchases and sales of investment securities, other than short-term investments were as follows:

Purchases	$5,808,787
Sales	$6,004,498

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended September 30, 2016.

NOTE 6 – BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a) (9) of the Investment Company Act of 1940. At September 30, 2016, Charles Schwab & Co., Inc. owned, as record shareholder, 91.77% of the outstanding shares of the Fund. As a result Charles Schwab & Co., Inc. may be deemed to control the Fund.

NOTE 7 – FEDERAL TAX INFORMATION

At September 30, 2016, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross appreciation	$106,614
Gross depreciation	(422)
Net appreciation on investments	$106,192

At September 30, 2016, the aggregate cost of securities for federal income tax purposes was $3,024,068.

21

Notes to Financial Statements (continued)

September 30, 2016

The tax characterization of distributions paid for the periods ended September 30, 2016 and 2015 was as follows:

	2016	2015
Distributions paid from:
Ordinary Income*	$6,709	$4,950
Return of capital	7,859	–
Total Distributions	$14,658	$4,950

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

As of September 30, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Accumulated capital and other losses	$(94,203)
Unrealized appreciation	106,192
$11,989

As of September 30, 2016, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

As of September 30, 2016, the Fund had short-term capital loss carryforwards available to offset future gains and not subject to expiration in the amount of $24,229.

Certain capital losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. For the tax year ended September 30, 2016, the Fund deferred post October capital losses in the amount of $69,974.

NOTE 8 – SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since September 30, 2016, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

22

Report of Independent Registered Public Accounting Firm

To the Shareholders of Spouting Rock/Convex Dynamic Global Macro Fund and

Board of Trustees of Unified Series Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Spouting Rock/Convex Dynamic Global Macro Fund (the “Fund”), a series of Unified Series Trust, as of September 30, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Spouting Rock/Convex Dynamic Global Macro Fund as of September 30, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 28, 2016

23

Summary of Fund’s Expenses (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, consisting of management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2016 to September 30, 2016.

Actual Expenses

The first line of the table for each class provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

		Beginning Account Value April 1, 2016	Ending Account Value, September 30, 2016	Expenses Paid During Period*	Annualized Expense Ratio
Institutional Class	Actual	$1,000.00	$1,035.00	$5.60	1.10%
	Hypothetical **	$1,000.00	$1,019.50	$5.55	1.10%

Advisor Class	Actual	$1,000.00	$1,034.00	$5.60	1.10%
	Hypothetical **	$1,000.00	$1,019.49	$5.56	1.10%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
**	Assumes a 5% return before expenses.

24

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2017 will show the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income: For the fiscal year ended September 30, 2016, the Fund designates 100% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum tax rate under section 1(h)(11) of the Internal Revenue Code.

Dividends Received Deduction: For the fiscal year ended September 30, 2016, the Fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

25

Trustees and Officers (Unaudited)

General Qualifications. The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of any series of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships

Gary E. Hippenstiel (Age – 68) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present

Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Chairman and Founder, Constitution Education Foundation since February 2011.

Previous: Chairman of investment committee for the Diana Davis Spencer Foundation from October 2011 to May 2014.

Stephen A. Little (Age – 69) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	Current: President and founder of The Rose, Inc., a registered investment advisor, since April 1993.

Daniel J. Condon (Age – 65) Independent Trustee, December 2002 to present

Current: Executive Advisor of Standard Steel, LLC, a manufacturer of forged steel wheels and axles, since January 2016; Director and Vice President of Standard Steel Holdings Co., a holding company which owns Standard Steel, LLC, since January 2015; Director of International Crankshaft, Inc. since 2004.

Previous: Chief Executive Officer of Standard Steel LLC from August 2011 to January 2016; Director of Steel Wheels Acquisition Corp. and Standard Steel, Inc., both holding companies which, through subsidiaries, produced steel wheels and axles, from August 2011 to December 2014.

Ronald C. Tritschler (Age – 63) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial, a full-service bank, since 1998.

Previous: Chairman, Bluegrass Tomorrow, nonprofit organization, and Chairman of The Lexington Convention and Visitors’ Bureau.

26

Trustees and Officers (Unaudited) (continued)

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships

Kenneth G.Y. Grant (Age – 66) Independent Trustee, May 2008 to present	Current: Executive Vice President and Chief Officer, Corporate Development for Global Trust Company, a nondepository trust company, since 2008, Advisors Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc., a provider of retirement and charitable services products, since February 2003 and Savings Banks Employees Retirement Association, a provider of qualified retirement benefit plans, since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

*	The address for each trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	The Trust currently consists of 14 series.

The following table provides information regarding the interested Trustee and the Officers of the Trust.

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships

Nancy V. Kelly (Age – 60)*** Trustee, November 2007 to present	Current: Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Dave R. Carson (Age – 58) President, January 2016 to present

Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC since 2013; President, Ultimus Managers Trust (“UMT”) since October 2013; Principal Executive Officer, UMT since October 2014.

Previous: Vice President, UMT (April 2013 to October 2013); Chief Compliance Officer, The Huntington Funds (2005 to 2013), The Flex-Funds (2006 to 2011), Meeder Financial (2007 to 2011), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013).

Bo Howell (Age – 35) Vice President and Secretary, January 2016 to present

Current: V.P., Director of Fund Administration for Ultimus Fund Solutions, LLC since 2014; Secretary, UMT since 2015.

Previous: Assistant Secretary, UMT (2014); Counsel – Securities and Mutual Funds for Western & Southern Financial Group (2012 to 2014); U.S. Securities and Exchange Commission, Senior Counsel (2009 to 2012).

27

Trustees and Officers (Unaudited) (continued)

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships

John C. Swhear (Age – 54) Vice President, January 2016 to present

Current: Assistant Vice President and Associate Director of Compliance, Ultimus Fund Solutions, LLC since 2015; Chief Compliance Officer, Unified Financial Securities, LLC since May 2007; Chief Compliance Officer and AML Officer, Capitol Series Trust since September 2013; Chief Compliance Officer, AML Officer and Vice President, Valued Advisers Trust since May 2007.

Previous: Vice President of Legal Administration, Compliance and Risk for Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC), the Trust’s administrator, (April 2007 to December 2015), Director since May 2014; President, Unified Series Trust (March 2012 to January 2016); Senior Vice President of Unified Series Trust (May 2007 to August 2013); Secretary of Huntington Funds (April 2010 to February 2012).

Zachary P. Richmond (Age – 36) Chief Financial Officer and Treasurer and, November 2014 to present

Current: Assistant Vice President, Associate Director of Financial Administration since December 2015; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015.

Previous: Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015); Interim Treasurer and Chief Financial Officer of Unified Series Trust (August 2014 to November 2014); Assistant Treasurer of Unified Series Trust (May 2011 to August 2014).

Lynn E. Wood (Age – 69) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October 2004.

*	The address for each trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	The Trust currently consists of 14 series.
***	Ms. Kelly may be deemed an interested trustee because she is an officer of an entity that until December 31, 2015 was under common control with Unified Financial Securities, LLC, the Trust’s distributor. The Board reviewed and approved this arrangement.

28

Management Agreement Renewal (Unaudited)

The Spouting Rock/Convex Dynamic Global Macro Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees oversees the management of the Fund and, as required by law, determines annually whether to approve the continuance of the Fund’s management agreement with its investment adviser, Spouting Rock Fund Management (“Spouting Rock”) and the sub-advisory agreement between Spouting Rock and Convex Capital Management LLC (“Convex”).

The Board of Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust, Spouting Rock or Convex, with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened in January, April and again in July 2016 via teleconference to consider the renewal of the management agreement between the Trust and Spouting Rock and the sub-advisory agreement between Spouting Rock and Convex. At each Committee meeting, and the Committee reviewed and discussed materials compiled by Ultimus Asset Services, LLC, the Trust’s administrator (“UAS”). In addition, the Committee and the Board interviewed certain executives of Spouting Rock and Convex, including Spouting Rock’s Principal and Chief Compliance Officer and Convex’s Managing Member, Chief Investment Officer and Chief Compliance Officer at the May 2016 Board meeting.

At the Trustee’s August 2016 meeting, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust, Spouting Rock or Convex, reviewed an updated peer-group expense comparison and performance comparisons as of June 30, 2016. After discussing the materials previously provided, as well as these comparisons, the Trustees approved the continuation of the management agreement between the Trust and Spouting Rock, and the sub-advisory agreement between Spouting Rock and Convex, each for an additional year. The Trustees’ approval of the Fund’s management agreement and sub-advisory agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)    The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that Spouting Rock and Convex provide to the Spouting Rock Fund. The Trustees considered that these services

29

Management Agreement Renewal (Unaudited) (continued)

include, but are not limited to, providing a continuous investment program for the Spouting Rock Fund, adhering to the Spouting Rock Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Spouting Rock Fund. The Trustees considered the qualifications and experience of Convex’s portfolio managers who are responsible for the day-to-day management of the Spouting Rock Fund’s portfolio, the qualifications of the individuals at Spouting Rock who are responsible for overseeing Convex’s services to the Spouting Rock Fund, as well as the qualifications and experience of the other individuals at Spouting Rock and Convex who provide services to the Spouting Rock Fund. In considering the adequacy of the resources provided to the Spouting Rock Fund, the Trustees determined that Spouting Rock’s and Convex’s resources appear adequate. The Trustees concluded that they were satisfied with the nature, extent, and quality of investment management services provided by Spouting Rock and Convex to the Spouting Rock Fund.

(ii)    Fund Performance. The Trustees next reviewed and discussed the Spouting Rock Fund’s performance for periods ended June 30, 2016. The Trustees observed that the Spouting Rock Fund’s Institutional Class shares had underperformed its benchmark, the BofA ML 3 Month Treasury Bill Index, for the one-year period but outperformed its benchmark for the year-to-date period. The Trustees also noted that the Spouting Rock Fund’s Institutional Class shares had outperformed the average return of its Morningstar Multi-alternative category over the year-to-date and one-year periods.

(iii)    Fee Rate and Profitability. The Trustees observed that the Spouting Rock Fund’s gross management fee and net expense ratio for Institutional Class shares were higher than its peer group average and median. The Trustees also considered the profitability analyses prepared by Spouting Rock and Convex with respect to their respective management of the Spouting Rock Fund, which showed that neither Spouting Rock nor Convex earned a profit from managing the Spouting Rock Fund. The Trustees also considered that, effective through January 31, 2017, Spouting Rock has agreed to waive its management fee and/or reimburse expenses of the Spouting Rock Fund to the extent that its total annual operating expenses (excluding certain expenses) exceed 1.70%.

The Trustees also recalled their review of the Spouting Rock Fund’s 12b-1 plan for the Advisor Class shares. Additionally, the Trustees considered potential benefits that Spouting Rock and Convex may receive in connection with their management of the Spouting Rock Fund. The Trustees noted Spouting Rock’s representation that the fund does not enter into soft dollar arrangements with brokers. The Trustees considered Spouting Rock’s representation that it does not manage any accounts other than the

30

Management Agreement Renewal (Unaudited) (continued)

Spouting Rock Fund. The Trustees concluded that the current management fee for the Spouting Rock Fund and the sub-advisory fee charged to Spouting Rock by Convex represent reasonable compensation in light of the nature and quality of Spouting Rock’s and Convex’s respective services to the Spouting Rock Fund, the fees paid by competitive mutual funds, and the costs incurred by Spouting Rock and Convex in providing services to the Spouting Rock Fund.

(iv)    Economies of Scale. In determining the reasonableness of the management fee, the Trustees also considered the extent to which Spouting Rock and Convex will realize economies of scale as the Spouting Rock Fund grows larger. The Trustees determined that it does not appear that Spouting Rock or Convex are realizing benefits from economies of scale in managing the Spouting Rock Fund’s assets to such an extent that the management fee for the Spouting Rock Fund should be reduced or that breakpoints in the management fee should be implemented at this time.

31

Other Information

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (844) 834-6478 to request a copy of the SAI or to make shareholder inquiries.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Fund at (844) 834-6478 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Daniel J. Condon

Kenneth G.Y. Grant

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond,

Chief Financial Officer and Treasurer

Lynn E. Wood, Chief Compliance Officer

Bo Howell, Secretary

INVESTMENT ADVISER

Spouting Rock Fund Management

925 W. Lancaster Avenue

Suite 250

Bryn Mawr, PA 19010

SUB-ADVISER

Convex Capital Management LLC

4200 Cantera Drive, Unit 203

Warrenville, IL 60555

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

32

Privacy Policy

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f) Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

FCI Bond Fund:	FY 2016	$14,000
	FY 2015	$14,000

Appleseed Fund:	FY 2016	$15,500
	FY 2015	$15,500

Iron Strategic Income Fund:	FY 2016	$18,000
	FY 2015	$18,000

Iron Equity Premium Income Fund:	FY 2016	$14,000
	FY 2015	$0

Spouting Rock/Convex Dynamic Global Macro Fund:	FY 2016	$13,500
	FY 2015	$13,500

(b) Audit-Related Fees

Registrant

FCI Bond Fund:	FY 2016	$0
	FY 2015	$0

Appleseed Fund:	FY 2016	$0
	FY 2015	$0

Iron Strategic Income Fund:	FY 2016	$0
	FY 2015	$0

Iron Equity Premium Income Fund:	FY 2016	$0
	FY 2015	$0

Spouting Rock/Convex Dynamic Global Macro Fund:	FY 2016	$0
	FY 2015	$0

(c) Tax Fees

Registrant

The FCI Bond Fund:	FY 2016	$3,000
	FY 2015	$2,500

The Appleseed Fund:	FY 2016	$3,500
	FY 2015	$3,000

Iron Strategic Income Fund:	FY 2016	$3,500
	FY 2015	$3,000

Iron Equity Premium Income Fund:	FY 2016	$3,000
	FY 2015	$0

Spouting Rock/Convex Dynamic Global Macro Fund:	FY 2016	$3,000
	FY 2015	$2,500

Nature of the fees:	Preparation of the 1120 RIC and Excise review

(d) All Other Fees

Registrant

FCI Bond Fund:	FY 2016	$800
	FY 2015	$0

Appleseed Fund:	FY 2016	$800
	FY 2015	$0

Iron Strategic Income Fund:	FY 2016	$800
	FY 2015	$0

Iron Equity Premium Income Fund:	FY 2016	$800
	FY 2015	$0

Spouting Rock/Convex Dynamic Global Macro Fund:	FY 2016	$800
	FY 2014	$0

Nature of the fees:	Transfer Agency system conversion testing

(e)	(1)	Audit Committee’s Pre-Approval Policies

		The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

	(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2016	$0	$0
FY 2015	$0	$0

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Code is filed herewith

	(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

	(3)	Not Applicable

(b)		Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By	/s/ David R. Carson
David R. Carson, President

Date	11/23/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David R. Carson
David R. Carson, President

Date	11/23/2016

By	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer

Date	11/23/2016